[VERSION A]

                                         FLEX EDGE SUCCESS[registered trademark]
                                                         VARIABLE UNIVERSAL LIFE
                                                                INSURANCE POLICY

                                                                       Issued by

                                                                    PHOENIX LIFE
                                                             AND ANNUITY COMPANY

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027
[telephone] Tel. 800/541-0171

PROSPECTUS                                                           MAY 1, 1999

                                                   AS SUPPLEMENTED JULY 15, 1999
                                                           AND DECEMBER 20, 1999

This prospectus describes a flexible premium variable universal life insurance policy. The policy provides lifetime insurance protection.

THE PHOENIX EDGE SERIES FUND
----------------------------
    MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
    [diamond] Phoenix-Aberdeen International Series
    [diamond] Phoenix-Engemann Capital Growth Series
    [diamond] Phoenix-Engemann Nifty Fifty Series
    [diamond] Phoenix-Goodwin Money Market Series
    [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series
    [diamond] Phoenix-Hollister Value Equity Series
    [diamond] Phoenix-Oakhurst Balanced Series o
    [diamond] Phoenix-Oakhurst Growth and Income Series
    [diamond] Phoenix-Oakhurst Strategic Allocation Series
    [diamond] Phoenix-Seneca Mid-Cap Growth Series
    [diamond] Phoenix-Seneca Strategic Theme Series

    MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
    [diamond] Phoenix-Aberdeen New Asia Series

    MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    [diamond] Phoenix-Duff & Phelps Real Estate Securities Series

    MANAGED BY PHOENIX VARIABLE ADVISORS, INC.
    [diamond] Phoenix Research Enhanced Index Series
    [diamond] Phoenix-Bankers Trust Dow 30 Series
    [diamond] Phoenix-Federated U.S. Government Bond Series
    [diamond] Phoenix-Janus Equity Income Series
    [diamond] Phoenix-Janus Flexible Income Series
    [diamond] Phoenix-Janus Growth Series
    [diamond] Phoenix-Morgan Stanley Focus Equity Series
    [diamond] Phoenix-Schafer Mid-Cap Value Series

BT INSURANCE FUNDS TRUST
------------------------
    MANAGED BY BANKERS TRUST COMPANY
    [diamond] EAFE[registered trademark] Equity Index Fund

FEDERATED INSURANCE SERIES
--------------------------
    MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
    [diamond] Federated Fund for U.S. Government Securities II
    [diamond] Federated High Income Bond Fund II

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
------------------------------------------------
    MANAGED BY MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. [diamond] Technology Portfolio

TEMPLETON VARIABLE PRODUCTS SERIES FUND
---------------------------------------
    MANAGED BY TEMPLETON INVESTMENT COUNSEL, INC.
    [diamond] Templeton Asset Allocation Fund -- Class 2
    [diamond] Templeton International Fund -- Class 2
    [diamond] Templeton Stock Fund -- Class 2

    MANAGED BY TEMPLETON ASSET MANAGEMENT, LTD.
    [diamond] Templeton Developing Markets Fund -- Class 2

    MANAGED BY FRANKLIN MUTUAL ADVISERS, LLC
    [diamond] Mutual Shares Investments Fund -- Class 2


WANGER ADVISORS TRUST
---------------------
    MANAGED BY WANGER ASSET MANAGEMENT, L.P.
    [diamond] Wanger Foreign Forty
    [diamond] Wanger International Small Cap
    [diamond] Wanger Twenty
    [diamond] Wanger U.S. Small Cap

    It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any taxes.

    The policy is not a deposit or obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

    The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    This prospectus is valid only if accompanied or preceded by current prospectuses for the funds. You should read and keep these prospectuses for future reference.

                                TABLE OF CONTENTS


Heading                                                  Page
--------------------------------------------------------------
SPECIAL TERMS .........................................    4
SUMMARY ...............................................    5
PERFORMANCE HISTORY....................................    6
PHOENIX LIFE AND ANNUITY COMPANY AND
   THE VUL ACCOUNT.....................................    6
   PLAC ...............................................    6
   The VUL Account ....................................    6
   The GIA ............................................    6
THE POLICY ............................................    7
   Introduction .......................................    7
   Eligible Purchasers ................................    7
   Flexible Premiums ..................................    7
   Allocation of Issue Premium ........................    8
   Right to Cancel Period .............................    8
   Temporary Insurance Coverage .......................    8
   Transfer of Policy Value ...........................    8
     Systematic Transfer Program.......................    8
     Nonsystematic Transfers ..........................    9
   Determination of Subaccount Values .................   10
   Death Benefit ......................................   10
   Surrenders .........................................   11
   Policy Loans .......................................   12
   Lapse ..............................................   12
   Payment of Premiums During Period of Disability ....   13
   Additional Insurance Options .......................   13
   Additional Rider Benefits ..........................   13
INVESTMENTS OF THE VUL ACCOUNT ........................   14
   Participating Investment Funds......................   14
   Investment Advisors.................................   17
   Services of the Advisors ...........................   17
   Reinvestment and Redemption ........................   17
   Substitution of Investments ........................   17
CHARGES AND DEDUCTIONS ................................   18
   General.............................................   18
   Charges Deducted Once ..............................   18
     Premium Tax Charge................................   18
     Federal Tax Charge................................   18
   Periodic Charges....................................   18
   Conditional Charges.................................   19
   Investment Management Charge........................   20
   Other Taxes ........................................   20
GENERAL PROVISIONS ....................................   20
   Postponement of Payments ...........................   20
   Payment by Check ...................................   20
   The Contract .......................................   20
   Suicide ............................................   20
   Incontestability ...................................   21
   Change of Owner or Beneficiary .....................   21
   Assignment .........................................   21
   Misstatement of Age or Sex .........................   21
   Surplus.............................................   21
PAYMENT OF PROCEEDS ...................................   21
   Surrender and Death Benefit Proceeds ...............   21
   Payment Options ....................................   21
FEDERAL TAX CONSIDERATIONS ............................   22
   Introduction .......................................   22
   PLAC's Tax Status ..................................   22
   Policy Benefits ....................................   22
   Business-Owned Policies.............................   23
   Modified Endowment Contracts .......................   23
   Limitations on Unreasonable Mortality
     and Expense Charges ..............................   24
   Qualified Plans ....................................   24
   Diversification Standards ..........................   24
   Change of Ownership or Insured or Assignment .......   25
   Other Taxes ........................................   25
VOTING RIGHTS .........................................   25
THE DIRECTORS AND EXECUTIVE OFFICERS OF PLAC...........   25
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS ...............   26
SALES OF POLICIES .....................................   26
STATE REGULATION ......................................   26
REPORTS ...............................................   26
LEGAL PROCEEDINGS .....................................   26
LEGAL MATTERS .........................................   26
REGISTRATION STATEMENT ................................   26
YEAR 2000 ISSUE........................................   27
FINANCIAL STATEMENTS ..................................   27
APPENDIX A ............................................   43
APPENDIX B ............................................   47
APPENDIX C.............................................   48



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS
--------------------------------------------------------------------------------

    The following is a list of terms and their meanings when used in this prospectus.

ATTAINED AGE: The age of the Insured on the birthday nearest the most recent Policy Anniversary.

BENEFICIARY: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

CASH SURRENDER VALUE: The Policy Value less any surrender charge that would apply on the date of surrender and less any Debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the Policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that Minimum Required Premiums are paid. See "Additional Rider Benefits."

DEBT: Outstanding loans against a Policy, plus accrued interest.


FUNDS: The Phoenix Edge Series Fund, BT Insurance Funds Trust, Federated Insurance Series, Morgan Stanley Dean Witter Universal Funds, Inc., Templeton Variable Products Series Fund and Wanger Advisors Trust.


GENERAL ACCOUNT: The general asset account of PLAC.

GIA (GUARANTEED INTEREST ACCOUNT): An investment option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, at the sole discretion of PLAC.

IN FORCE: Conditions under which the coverage under a Policy is in effect and the Insured's life remains insured.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to PLAC and delivered to VPMO.

INSURED: The person upon whose life the Policy is issued.

ISSUE PREMIUM: The premium payment made in connection with issuing the Policy.

MINIMUM REQUIRED PREMIUM: The required premium as specified in the Policy. An increase or decrease in the face amount of the Policy will change the Minimum Required Premium amount.

MONTHLY CALCULATION DAY: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.

NET ASSET VALUE: The worth of one share of a Series of a Fund at the end of a valuation period. Net Asset Value is computed by adding the value of a Series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The Valuation Date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next Valuation Date.

PLAC (COMPANY, OUR, US, WE): Phoenix Life and Annuity Company, Hartford, Connecticut.

PLANNED ANNUAL PREMIUM: The premium amount that the Policyowner agrees to pay each Policy Year. It must be at least equal to the minimum required premium for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the Policy Date.

POLICY DATE: The Policy Date as shown on the Schedule Page of the Policy. It is the date from which we measure Policy Years and Policy Anniversaries.

POLICY MONTH: The period from one Monthly Calculation Day up to, but not including, the next Monthly Calculation Day.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a Policy.

POLICY VALUE: The sum of a Policy's share in the values of each Subaccount of the VUL Account plus the Policy's share in the values of the GIA.

POLICY YEAR: The first Policy Year is the 1-year period from the Policy Date up to, but not including, the first Policy Anniversary. Each succeeding Policy Year is the 1-year period from the Policy Anniversary up to, but not including, the next Policy Anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to Subaccounts on a pro rata basis are allocated by increasing or decreasing a Policy's share in the value of the affected Subaccounts and GIA so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of the Fund.

SUBACCOUNTS: Accounts within the VUL Account to which nonloaned assets under a Policy are allocated.

UNIT: A standard of measurement used to set the value of a Policy. The value of a Unit for each Subaccount will reflect the investment performance of that Subaccount and will vary in dollar amount.

VALUATION DATE: For any Subaccount, each date on which we calculate the net asset value of a Fund.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one Valuation Date through the next.

VPMO: Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VPO: Variable Products Operations.

VUL ACCOUNT (ACCOUNT): PLAC Variable Universal Life Account, a separate account of the company.

SUMMARY
--------------------------------------------------------------------------------
    This is a summary of the Policy and does not contain all of the detailed information that may be important to you. You should carefully read the entire Prospectus before making any decision.

INVESTMENT FEATURES

FLEXIBLE PREMIUMS
    The only premiums you have to pay are the Issue Premium and any payments required to prevent the policy from lapse. See "Flexible Premiums" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
    After we deduct certain charges from your premium payment, we will invest the balance in one or more of the Subaccounts of the VUL Account and/or the GIA as you will have instructed us.

    You may make transfers into the GIA and among the Subaccounts at anytime. Transfers from the GIA are subject to the rules discussed in "Appendix B" and under "Transfer of Policy Value."

    The Policy Value varies with the investment performance of the Funds and is not guaranteed.

    The Policy Value allocated to the GIA will depend on deductions taken from the GIA to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond] Generally, you may take loans against 90% of the Policy's Cash
          Surrender Value subject to certain conditions. See "Policy Loans."

[diamond] You may partially surrender any part of the policy anytime. A partial surrender charge of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Surrenders."

[diamond] You may fully surrender this Policy anytime for its Cash Surrender
          Value. A surrender charge may be imposed. See "Surrenders."

INSURANCE PROTECTION FEATURES

DEATH BENEFITS
[diamond] Both a fixed and variable benefit is available under the Policy.
          [bullet] The fixed benefit is equal to the Policy's Face Amount
                   (Option 1)
          [bullet] The variable benefit equals the Face Amount plus the Policy
                   Value (Option 2)

[diamond] After the first year, you may reduce the Face Amount. Certain restrictions apply, and generally, the minimum Face Amount is $250,000.

[diamond] The death benefit is payable when the Insured dies. See "Death
          Benefit."

DEATH BENEFIT GUARANTEE
    You may elect a guaranteed death benefit. The guaranteed death benefit is equal to the initial face amount or the face amount as later changed by increases or decreases regardless of investment performance. The Death Benefit Guarantee may not be available in some states.

ADDITIONAL BENEFITS
    The following additional benefits are available by rider:

[diamond] Disability Waiver of Specified Premium

[diamond] Accidental Death Benefit

[diamond] Death Benefit Protection

[diamond] Whole Life Exchange Option

[diamond] Purchase Protection Plan

[diamond] Living Benefits

[diamond] Cash Value Accumulation

[diamond] Child Term

[diamond] Family Term

[diamond] Business Term

    Availability of these Riders depends upon state approval and may involve an extra cost.

DEDUCTIONS AND CHARGES

FROM PREMIUM PAYMENTS
[diamond] Taxes
          [bullet] State Premium Tax Charge--2.25%
          [bullet] Federal Tax Charge--1.50%

    See "Deductions and Charges" for a detailed discussion.

FROM POLICY VALUE

[diamond] Issue Expense Charge--Deducted in the first Policy Year only and payable in 12 monthly installments.

[diamond] Administrative Charge--The Administrative Charge is currently set at
          $5 per month and is guaranteed not to exceed $10 per month. This charge is to reimburse PLAC for daily administration, monthly processing, updating daily values and for annual/quarterly statements.

[diamond] Cost of Insurance--Amount deducted monthly. Cost of insurance rates apply to the Policy and certain riders. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the Insured.

[diamond] Surrender Charge--Deducted if the Policy is surrendered within the first 10 Policy Years. See "Surrender Charge."

[diamond] Partial Surrender Charge--may be deducted for partial surrenders.

FROM THE VUL ACCOUNT
    Mortality and Expense Risk Charge:

[diamond] Policy Years 1 through 15--.80% annually;
[diamond] Policy Years 16 and after--.25% annually.

FROM THE FUND
The assets of the VUL Account are used to purchase, at Net Asset Value, shares of your selected underlying Funds. The Net Asset Value reflects investment management fees and other direct expenses of the Fund. See "Investment Management Charge."

    See "Charges and Deductions" for a more detailed description of how each is applied.

ADDITIONAL INFORMATION

CANCELLATION RIGHT
    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:

[diamond] within 10 days after you receive the Policy, or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond] within 45 days of completing the application; whichever is latest.

    See "Right to Cancel Period."

RISK OF LAPSE
    The Policy will remain in force as long as the Cash Surrender Value is enough to pay the necessary monthly charges incurred under the Policy. When the Cash Surrender Value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity (a "grace period") to keep the Policy in force by paying a specified amount. Please see "Lapse" for more detail.

TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the VUL Account or the GIA are not subject to income tax until there is a distribution from the Policy. Loans, partial surrenders or Policy termination may result in recognition of income for tax purposes.

VARIATIONS
    The Policy is subject to laws and regulations in every state where the Policy is sold. Therefore, the terms of the Policy may vary from state to state.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the VUL Account Subaccounts in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. See "Appendix A" for more information.


PHOENIX LIFE AND ANNUITY COMPANY AND
THE VUL ACCOUNT
--------------------------------------------------------------------------------
PLAC
    We are an indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix"). Our executive office is located at One American Row, Hartford, Connecticut 06102-5056, and our main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. We are a Connecticut stock company, formed to write life insurance and annuity contracts. Formerly, Phoenix was Savers Life Insurance Company of America, chartered in Missouri in 1981. We redomesticated to Connecticut in April, 1997.

THE VUL ACCOUNT
    The VUL Account is a separate account of PLAC, established on July 1, 1996 and governed under the laws of Connecticut. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, and meets the definition of a "separate account" under that Act. This registration does not involve supervision of the management of the VUL Account or PLAC by the SEC.

    The VUL Account is divided into Subaccounts each of which is available for allocation of Policy Value. Each Subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional Subaccounts which will be made available to existing Policyowners to the extent and on a basis decided by us. See "Investments of the VUL Account--Participating Investment Funds."

    PLAC does not guarantee the investment performance of the VUL Account or any of its Subaccounts. Contributions to the overall Policy Value allocated to the VUL Account depend on the chosen Fund's investment performance. Thus, you bear the full investment risk for all monies invested in the VUL Account.

    The VUL Account is part of the general business of PLAC, but the gains or losses of the VUL Account belong solely to the VUL Account. The gains or losses of any other business we may conduct do not affect the VUL Account. Under Connecticut law, the assets of the VUL Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the Policy are general corporate obligations of PLAC.

THE GIA
    The GIA is not part of the VUL Account. It is accounted for as part of the General Account. PLAC reserves the right to limit total deposits, including transfers, to the GIA to no more than $250,000 during any one-week period. PLAC will credit interest daily on the amounts allocated under the Policy to the GIA. The credited rate will be the same for all monies deposited at the same time. The loaned portion of the GIA will be credited interest at an effective annual fixed rate of 2%. Interest on the unloaned portion of the GIA will be credited at an effective annual rate of not less than 4%.

    On the last business day of each calendar week, PLAC sets the interest rate that will apply to any net premium or transferred amounts deposited to the unloaned portion of the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon the end of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate then being applied to new deposits to the GIA. This rate will remain in effect for a guaranteed period of one full year from the date the new rate is applied.

    In general, you can make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the Policy Value in the GIA as of the date of the transfer. If you elect the Systematic Transfer Program, approximately equal amounts may be transferred out of the GIA. Also, the total Policy Value allocated to the GIA may be transferred out of the GIA to one or more of the Subaccounts of the VUL Account over a consecutive four-year period according to the following schedule:

[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of remaining value

[diamond] Year Three:     50% of remaining value

[diamond] Year Four:      100% of remaining value

    Transfers into the GIA and among the Subaccounts of the VUL Account may be made at any time. Transfers from the GIA are subject to the rules discussed in "Appendix B" and "Transfer of Policy Value--Systematic Transfer Program."


THE POLICY
--------------------------------------------------------------------------------
INTRODUCTION
    The Policy is a flexible premium variable universal life insurance policy. The Policy has a death benefit, Cash Surrender Value and loan privilege as does a traditional fixed benefit whole life policy. The Policy differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several Subaccounts of the VUL Account or the GIA. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a portfolio of the Fund. The Policy Value varies according to the investment performance of the Series to which premiums have been allocated.

ELIGIBLE PURCHASERS
    Any person up to the age of 75 is eligible to be insured under a newly purchased Policy after providing suitable evidence of insurability. You can purchase a Policy to insure the life of another person provided that you have an insurable interest in that life and the prospective Insured consents.

FLEXIBLE PREMIUMS
    The Issue Premium required depends on a number of factors, such as:

[diamond] age;

[diamond] sex;

[diamond] rate class of proposed Insured;

[diamond] desired Face Amount;

[diamond] supplemental benefit; and

[diamond] planned premiums.

    The minimum Issue Premium for a Policy is generally 1/6 of the Planned Annual Premium. The Issue Premium is due on the Policy Date. The Insured must be alive when the Issue Premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the Schedule Page of the Policy. The Issue Premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

    Premium payments received by us will be reduced by a 2.25% charge for state premium tax and also by a federal tax charge of 1.50%. The Issue Premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to PLAC upon policy lapse or termination.

    Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will be first used to fund any monthly deductions during the grace period. Any balance will be applied on the Payment Date to the various Subaccounts of the VUL Account or to the GIA, based on the premium allocation schedule elected in the application for the Policy or by your most recent instructions. See "Nonsystematic Transfers."

    The number of units credited to a Subaccount of the VUL Account will be determined by dividing the portion of the net premium applied to that Subaccount by the unit value of the Subaccount on the Payment Date.

    You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the Policy.

    You also may elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force.

    The Policy contains a total premium limit as shown on the Schedule Page. This limit is applied to the sum of all premiums paid under the Policy. If the total premium limit is exceeded, the Policyowner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the Policy Year in which the limit was exceeded. The Policy Value then will be adjusted to reflect the refund. To pay such refund, amounts taken from each Subaccount or the GIA will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

    You may authorize your bank to draw $25 or more from your personal checking account to be allocated among the available Subaccounts or the GIA. Your monthly payment will be invested according to your most recent instructions on file at VPO.

    Policies sold to officers, directors and employees of PLAC (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option also is available to career agents of PLAC (and their spouses and children).

ALLOCATION OF ISSUE PREMIUM
    We will generally allocate the Issue Premium less applicable charges to the VUL Account or to the GIA upon receipt of a completed application, in accordance with the allocation instructions in the application for a Policy. However, Policies issued in certain states, and Policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the right to cancel period) to the Phoenix-Goodwin Money Market Subaccount of the VUL Account, and, at the expiration of the right to cancel period, the policy value of the Money Market Subaccount is allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the applicant's allocation instructions in the application for insurance.

RIGHT TO CANCEL PERIOD
    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:

[diamond] by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond] within 45 days after completing the application,

whichever occurs latest (the "Right to Cancel Period").

    We treat a returned Policy as if we never issued it and, except for Policies issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned Policy: (1) the then current Policy Value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the Policy. For Policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the Policy. If we decline to issue the Policy, we will refund to you the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Right to Cancel Period.

TEMPORARY INSURANCE COVERAGE
    On the date the application for a Policy is signed and submitted with the Issue Premium, we issue a Temporary Insurance Receipt to you. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM
    You may elect to transfer funds automatically among the Subaccounts or the unloaned portion of the GIA on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $1,000 in the GIA or the Subaccount from which funds will be transferred ("Sending Subaccount") and if the value in that Subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one Sending Subaccount or the GIA, but may be allocated to more than one Subaccount ("Receiving Subaccounts"). Under the Systematic Transfer Program, Policyowners may make more than one transfer per Policy Year from the GIA. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

    Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VPO at 800/541-0171 to begin a new Systematic Transfer Program.

    All transfers under the Systematic Transfer Program will be made on the basis of the GIA and Subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NONSYSTEMATIC TRANSFERS
    Transfers among available Subaccounts or the GIA and changes in premium payment allocations may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date the request is received at VPMO. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. PLAC and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for PLAC, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that PLAC and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, PLAC and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that PLAC and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a Policy Year.

    We reserve the right to refuse to transfer amounts less than $500 unless:

[diamond] the entire balance in the Subaccount or the GIA is being transferred;
          or

[diamond] the transfer is part of the Systematic Transfer Program.

    We also reserve the right to prohibit a transfer to any Subaccount of the VUL Account if the value of your investment in that Subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a Subaccount or the GIA be transferred if the value of your investment in that Subaccount would, immediately after the transfer, be less than $500.

    You may make only one transfer per Policy Year from the unloaned portion of the GIA unless (1) the transfer(s) are made as part of a Systematic Transfer Program, or (2) we agree to make an exception to this rule. The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the GIA at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the GIA out of the GIA to one or more of the Subaccounts over a consecutive four-year period according to the following schedule:

[diamond] Year One:       25% of the total value
[diamond] Year Two:       33% of the remaining value
[diamond] Year Three:     50% of the remaining value
[diamond] Year Four:      100% of the remaining value

    A nonsystematic transfer from the unloaned portion of the GIA will be processed on the day such request is received by VPMO.

    Transfers into the GIA and among the Subaccounts may be made anytime. We reserve the right to limit the number of Subaccounts you may invest in to a total of 18 at any one time or over the life of the Policy. We may limit you to less than 18 if we are required to do so by any federal or state law.

    Because excessive exchanges between Subaccounts can hurt Fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple Policy Owners), unless the registered representative's broker-dealer firm and PLAC have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Right to Cancel Period.

DETERMINATION OF SUBACCOUNT VALUES

    We establish the unit value of each Subaccount of the VUL Account on the first Valuation Date of that Subaccount. The unit value of a Subaccount on any other Valuation Date is determined by multiplying the unit value of that Subaccount on the just prior Valuation Date by the Net Investment Factor for that Subaccount for the then current Valuation Period. The unit value of each Subaccount on a day other than a Valuation Date is the unit value on the next Valuation Date. Unit values are carried to six decimal places. The unit value of each Subaccount on a Valuation Date is determined at the end of that day.

    The Net Investment Factor for each Subaccount is determined by the investment performance of the assets held by the Subaccount during the Valuation Period. Each valuation will follow applicable law and accepted procedures. The Net Investment Factor is determined by the formula:

    (A) + (B)
    --------  - (D) where:
       (C)

(A) The value of the assets in the Subaccount on the current Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current Valuation Period.

(B) The amount of any dividend (or, if applicable, any capital gain distribution) received by the Subaccount if the "ex-dividend" date for shares of the Fund occurs during the current Valuation Period.

(C) The value of the assets in the Subaccount as of the just prior Valuation Date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the Valuation Period ending on that date.

(D) The sum of the following daily charges multiplied by the number of days in the current Valuation Period:

      1.  the mortality and expense risk charge; and

      2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFIT

GENERAL
    The death benefit under Option 1 equals the Policy's Face Amount on the date of the death of the Insured or, if greater, the minimum death benefit on the date of death.

    Under Option 2, the death benefit equals the Policy's Face Amount on the date of the death of the Insured, plus the Policy Value or, if greater, the minimum death benefit on that date.

    Under either Option, the minimum death benefit is the Policy Value on the date of death of the Insured increased by a percentage determined from a table contained in the Policy. This percentage will be based on the Insured's attained age at the beginning of the Policy Year in which the death occurs. If no option is elected, Option 1 will apply.

GUARANTEED DEATH BENEFIT OPTION
    A Guaranteed Death Benefit Rider is available. Under this Policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the Policy, and will equal either the initial Face Amount or the Face Amount as later changed by decreases. To keep this guaranteed death benefit in force, there may be limitations on the amount of partial surrenders or decreases in Face Amount permitted.

    After the first 10 Policy Years, there will be a monthly charge equal to $0.01 per $1,000 of Face Amount for policies issued with a Guaranteed Death Benefit Rider.

LIVING BENEFITS OPTION
    In the event of a terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Rider has been purchased. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000.

REQUESTS FOR INCREASE IN FACE AMOUNT
    Any time after the first Policy Anniversary, you may request an increase in the face amount of insurance provided under the Policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the Policy Anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the Insured's age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increases. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the Policy Value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the Policy also will increase. At the time of the increase, the Cash Surrender Value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new Right to Cancel Period (see "The Policy--Right to Cancel Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the Policy resulting from the increase, see "Material Change Rules."

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT
ON DEATH BENEFIT
    A partial surrender or a decrease in Face Amount generally decreases the death benefit. Upon a decrease in Face Amount or partial surrender, a partial surrender charge will be deducted from Policy Value based on the amount of the decrease or partial surrender. If the change is a decrease in Face Amount, the death benefit under a Policy would be reduced on the next Monthly Calculation Day. If the change is a partial surrender, the death benefit under a Policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in Face Amount at any time after the first Policy Year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first Monthly Calculation Day following the date we approve the request. A partial surrender charge will be deducted from the Policy Value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the Policy before the decrease).

SURRENDERS

GENERAL
    At any time during the lifetime of the Insured and while the Policy is in force, you may partially or fully surrender the Policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the Policy to us. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at VPMO.

    Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."

FULL SURRENDERS
    If the Policy is being fully surrendered, the Policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the Policy by requesting payment of the Policy's Cash Surrender Value. It is possible to do this at any time during the lifetime of the Insured, while the Policy is in force, with a written request to VPMO. We may require the return of the Policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the Policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the Policy Value in any Subaccount or in the GIA is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that Subaccount or the GIA.

    Upon a partial surrender, the Policy Value will be reduced by the sum of the following:

(1) The Partial Surrender Amount Paid. This amount comes from a reduction in the Policy's share in the value of each Subaccount or the GIA based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each Subaccount will be made in the same manner as that provided for monthly deductions.

(2) The Partial Surrender Fee. This fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Subaccount or the GIA will be made in the same manner as provided for the partial surrender amount paid.

(3) A Partial Surrender Charge. This charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the Policy Value). This amount is assessed against the Subaccount or the GIA in the same manner as provided for the partial surrender amount paid.

    The Cash Surrender Value will be reduced by the partial surrender amount paid plus the partial surrender fee. The Face Amount of the Policy will be reduced by the same amount as the Policy Value is reduced as described above.

POLICY LOANS
    Generally, while the Policy is in force, a loan may be taken against the Policy up to the available loan value. The loan value on any day is 90% of the Policy Value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding Debt.

    The amount of any loan will be added to the loaned portion of the GIA and subtracted from the Policy's share of the Subaccounts or the unloaned portion of the GIA, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the GIA. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Subaccount or the unloaned portion of the GIA will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 2%, compounded daily and payable in arrears. At the end of each Policy Year and at the time of any Debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.

    Debt may be repaid at any time during the lifetime of the Insured while the Policy is in force. Any Debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the Debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the GIA. The unloaned portion of the GIA will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the Subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    Payments received by us for the Policy will be applied directly to reduce outstanding Debt unless specified as a premium payment by you. Until the Debt is fully repaid, additional Debt repayments may be made at any time during the lifetime of the Insured while the Policy is In Force.

    Failure to repay a policy loan or to pay loan interest will not terminate the Policy unless the Policy Value becomes insufficient to maintain the Policy in force.

    The proceeds of Policy loans may be subject to federal income tax. See "Federal Tax Considerations."

    In the future, PLAC may not allow Policy loans of less than $500, unless such loan is used to pay a premium on another PLAC policy.

    You will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. The loan interest rates in effect are as follows:

    Policy Years 1-10:               4%
    Policy Years 11-15:              3%
    Policy Years 16 and thereafter:  2 1/2%

    At the end of each Policy Year, any interest due on the Debt will be treated as a new loan and will be offset by a transfer from your Subaccounts and the unloaned portion of the GIA to the loaned portion of the GIA.

    A Policy loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of the Subaccounts or unloaned portion of the GIA will apply only to the amount remaining in the Subaccounts or the unloaned portion of the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts or the unloaned portion of the GIA earn more than the annual interest rate for funds held in the loaned portion of the GIA, the Policy Value does not increase as rapidly as it would have had no loan been made. If the Subaccounts or the GIA earn less than the annual interest rate for funds held in the loaned portion of the GIA, the Policy Value is greater than it would have been had no loan been made. A Policy loan, whether or not repaid, also has a similar effect on the Policy's Death Benefit due to any resulting differences in Cash Surrender Value.

LAPSE
    Unlike conventional life insurance policies, the payment of the Issue Premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy in force to its Maturity Date.

    If on any Monthly Calculation Day during the first 3 Policy Years, the Policy Value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any Monthly Calculation Day during any subsequent Policy Year, the Cash Surrender Value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. However, during the first five Policy Years or until the Cash Surrender Value becomes positive for the first time, the Policy will not lapse as long as all premiums planned at issue have been paid.

    During the grace period, the Policy will continue In Force but Subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the Policy, but not before 30 days after we have mailed written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Subaccounts or to the GIA according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the Subaccounts or the GIA, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

PAYMENT OF PREMIUMS DURING PERIOD OF DISABILITY
    You may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the Policy under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force. The terms of this rider may vary by state.

ADDITIONAL INSURANCE OPTIONS
    While the Policy is in force and the Insured is insurable, the Policyowner will have the option to purchase additional insurance on the same Insured with the same guaranteed rates as the Policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification. However, if elected on the application, the Policyowner may, at predetermined future dates, purchase additional insurance protection on the same Insured without evidence of insurability. See "Additional Rider Benefits--Purchase Protection Plan Rider."

    In addition, once each Policy Year you may request an increase in face amount. This request should be made within 90 days prior to the Policy Anniversary and is subject to an issue expense charge of $1.50 per $1,000 of increase in face amount, up to a maximum of $600, and to our receipt of adequate insurability evidence. A Right to Cancel Period as described in "The Policy" section of this Prospectus applies to each increase in face amount.

ADDITIONAL RIDER BENEFITS
    You may elect additional benefits under a Policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the Policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the Policy (if approved in your state).

[diamond] DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the Insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the Policy Anniversary nearest the Insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire five years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force.

[diamond] ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid (1) if the Insured dies from bodily injury that results from an accident; (2) if the Insured dies no later than 90 days after injury; and (3) before the Policy Anniversary nearest the Insured's 75th birthday.

[diamond] DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the Insured must be 20. Three Death Benefit Guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

               Expiry Date of Death Benefit Guaranteed, the
      Level    later of:

        1 The Policy Anniversary nearest the Insured's 70th birthday or the 7th Policy Year

        2 The Policy Anniversary nearest the Insured's 80th birthday or the 10th Policy Year

        3     The Policy Anniversary nearest the Insured's 95th birthday.

    Level 1 or 2 guarantees may be extended provided that the Policy's Cash Surrender Value is sufficient and you pay the new Minimum Required Premium.

[diamond] WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the Policy for a fixed benefit whole life policy at the later of age 65 or Policy Year 15. There is no charge for this rider.

[diamond] PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

[diamond] LIVING BENEFITS RIDER. Under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the Policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the Policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

[diamond] CASH VALUE ACCUMULATION RIDER. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the Policy is issued. There is no charge for this rider.

[diamond] CHILD TERM RIDER. This rider provides annually renewable term coverage on children of the Insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the Policy Anniversary nearest insured child's 25th birthday.

[diamond] FAMILY TERM RIDER. This rider provides annually renewable term insurance coverage to age 70 on the Insured or members of the Insured's immediate family who are at least 18 years of age. The rider is fully convertible through age 65 for each Insured to either a fixed benefit or variable policy.

[diamond] BUSINESS TERM RIDER. This rider provides annually renewable term insurance coverage to age 95 on the life of the Insured under the base Policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed 6 times the initial base Policy. This rider is available only for Policies sold in the corporate-owned life insurance market, employer-sponsored life insurance market or other business-related life insurance market.


INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    Certain Subaccounts invest in corresponding series of The Phoenix Edge Series Fund. The following series are currently available:

    PHOENIX RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is to seek a high total return consistent with reasonable risk. The series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The Phoenix-Aberdeen International Series provides a means for investors to invest a portion of their assets outside the United States.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The investment objective of the series is to seek long-term capital appreciation. The series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.


    PHOENIX-BANKERS TRUST DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA(SM)") before fund expenses.


    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.


    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Engemann Capital Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.


    PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the series is to seek long-term capital appreciation by investing in approximately 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.


    PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES:
The investment objective of the series is to maximize total return by investing primarily in debt obligations of the U.S. Government, its agencies and instrumentalities.


    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Money Market Series invests exclusively in high quality money market instruments.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The investment objective of the series is to seek long-term total return. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation, with a secondary investment objective of current income. The Phoenix-Hollister Value Equity Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.


    PHOENIX-JANUS EQUITY INCOME SERIES: The investment objective of the series is to seek current income and long-term growth of capital.

    PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.

    PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

    PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation by investing primarily in equity securities.

    PHOENIX-OAKHURST BALANCED SERIES: The investment objective of the series is to seek reasonable income, long-term capital growth and conservation of capital. The Phoenix-Oakhurst Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.


    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Growth and Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.


    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Phoenix-Oakhurst Strategic Allocation Series invests in stocks, bonds and money market instruments in accordance with the Investment Advisor's appraisal of investments most likely to achieve the highest total return.


    PHOENIX-SCHAFER MID-CAP VALUE SERIES: The primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Phoenix-Schafer Mid-Cap Value Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.


    PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Phoenix-Seneca Strategic Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.


BT INSURANCE FUNDS TRUST
    A certain Subaccount invests in a corresponding series of the BT Insurance Funds Trust. The following series is currently available:

    EAFE[registered Trademark] EQUITY INDEX FUND: The series seeks to match the performance of the Morgan Stanley Capital International EAFE[registered trademark] Index ("EAFE[registered Trademark] Index"), which emphasizes major market stock performance of companies in Europe, Australia and the Far East. The series invests in a statistically selected sample of the securities found in the EAFE[registered Trademark] Index.

FEDERATED INSURANCE SERIES
    Certain Subaccounts invest in corresponding series of the Federated Insurance Series. The following series are currently available:

    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the series is to seek current income by investing primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the series is to seek high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
    A certain subaccount invests in a corresponding series of the Morgan Stanley Dean Witter Universal Funds, Inc. The following series is currently available:

    TECHNOLOGY PORTFOLIO: The investment objective of the series is to seek long-term capital appreciation by investing primarily in equity securities of companies that the investment advisor expects to benefit from their involvement in technology and technology-related industries.


TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Certain Subaccounts invest in Class 2 Shares of a corresponding series of the Templeton Variable Products Series Fund. The following series are currently available:

    MUTUAL SHARES INVESTMENT FUND: The primary investment objective of the series is capital appreciation with income as a secondary objective. The Mutual Shares Investments Fund invests in domestic equity securities that the manager believes are significantly undervalued.

    TEMPLETON ASSET ALLOCATION FUND: The investment objective of the series is a high level of total return. The Templeton Asset Allocation Fund invests in stocks of companies of any nation, bonds of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries.

    TEMPLETON DEVELOPING MARKETS FUND: The investment objective of the series is long-term capital appreciation. The Templeton Developing Markets Fund invests primarily in emerging market equity securities.

    TEMPLETON INTERNATIONAL FUND: The investment objective of the series is long-term capital growth. The Templeton International Fund invests primarily in stocks of companies located outside the United States, including emerging markets.

    TEMPLETON STOCK FUND: The investment objective of the series is long-term capital growth. The Templeton Stock Fund invests primarily in common stocks issued by companies in various nations throughout the world, including the U.S. and emerging markets.

WANGER ADVISORS TRUST
    Certain Subaccounts invest in corresponding series of the Wanger Advisors Trust. The following series are currently available:

    WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth. The Wanger Foreign Forty Series invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER TWENTY: The investment objective of the series is to seek long-term capital growth. The Wanger Twenty Series invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

    WANGER U.S. SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither PLAC nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance Policyowners and variable annuity Contract Owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from:

[diamond] changes in state insurance laws;

[diamond] changes in federal income tax laws;

[diamond] changes in the investment management of any portfolio of the fund(s);
          or

[diamond] differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity Contract Owners.

    We will, at our expense, remedy such material conflicts including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISORS
    Phoenix Investment Counsel, Inc. ("PIC") is an investment advisor to the following series in The Phoenix Edge Series Fund:
          [bullet]Phoenix-Goodwin Money Market Series
          [bullet]Phoenix-Goodwin Multi-Sector Fixed Income Series [bullet]Phoenix-Hollister Value Equity Series
          [bullet]Phoenix-Oakhurst Balanced Series
          [bullet]Phoenix-Oakhurst Growth and Income Series
          [bullet]Phoenix-Oakhurst Strategic Allocation Series

    Based on subadvisory agreements with the fund, PIC as an investment advisor delegates certain investment decisions and research functions to subadvisors for the following series:

[diamond] Phoenix-Aberdeen International Advisors, LLC ("PAIA")
          [bullet] Phoenix-Aberdeen International Series

[diamond] Roger Engemann & Associates, Inc. ("Engemann")
          [bullet] Phoenix-Engemann Capital Growth Series
          [bullet] Phoenix-Engemann Nifty Fifty Series

[diamond] Seneca Capital Management, LLC  ("Seneca")
          [bullet] Phoenix-Seneca Mid-Cap Growth Series
          [bullet] Phoenix-Seneca Strategic Theme Series

    Phoenix Variable Advisors, Inc. ("PVA") is also an investment advisor to The Phoenix Edge Series Fund. Based on subadvisory agreements with the fund, PVA delegates certain investment decisions and research functions to the following subadvisors for the series listed:

[diamond] Bankers Trust Company
          [bullet] Phoenix-Bankers Trust Dow 30 Series

[diamond] Federated Investment Management Company
          [bullet] Phoenix-Federated U.S. Government Bond Series

[diamond] J.P. Morgan Investment Management, Inc.
          [bullet] Phoenix Research Enhanced Index Series

[diamond] Janus Capital Corporation
          [bullet] Phoenix-Janus Equity Income Series
          [bullet] Phoenix-Janus Flexible Income Series
          [bullet] Phoenix-Janus Growth Series

[diamond] Morgan Stanley Asset Management Inc.
          [bullet] Phoenix-Morgan Stanley Focus Equity Series

[diamond] Schafer Capital Management, Inc.
          [bullet] Phoenix-Schafer Mid-Cap Value Series

    The investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment advisor to the Phoenix-Aberdeen New Asia Series is PAIA. Pursuant to subadvisory agreements with the fund, PAIA delegates certain investment decisions and research functions with respect to the Phoenix-Aberdeen New Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect less than wholly owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly owned subsidiary of PM Holdings, Inc.

    The other investment advisors and their respective funds are:

[diamond] Bankers Trust Company
          [bullet] EAFE[registered Trademark] Equity Index Fund

[diamond] Federated Investment Management Company
          [bullet] Federated Fund for U.S. Government Securities II [bullet] Federated High Income Bond Fund II

[diamond] Franklin Mutual Advisers, LLC
          [bullet] Mutual Shares Investments Fund

[diamond] Morgan Stanley Dean Witter Investment Management Inc.
          [bullet] Technology Portfolio

[diamond] Templeton Asset Management, Ltd.
          [bullet] Templeton Developing Markets Fund

[diamond] Templeton Investment Counsel, Inc.
          [bullet] Templeton Asset Allocation Fund
          [bullet] Templeton International Fund
          [bullet] Templeton Stock Fund

[diamond] Wanger Asset Management, L.P.
          [bullet] Wanger Foreign Forty
          [bullet] Wanger International Small Cap
          [bullet] Wanger Twenty
          [bullet] Wanger U.S. Small Cap

SERVICES OF THE ADVISORS
    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the funds.


REINVESTMENT AND REDEMPTION
    All dividend distributions of the fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the fund, if any, are reinvested at the net asset value on the record date. We redeem fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the VUL Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional Subaccounts within the VUL

Account, each of which will invest in shares of a designated portfolio of the Fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing Policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the Fund should be no longer available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to Policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the Policy Value of the Subaccount in which the substitution is to occur to another Subaccount.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL

    Charges are deducted in connection with the Policy to compensate us for:

[diamond] our expenses in selling the Policy;

[diamond] underwriting and issuing the Policy;

[diamond] premium and federal taxes incurred on premiums received;

[diamond] providing the insurance benefits set forth in the Policy; and

[diamond] assuming certain risks in connection with the Policy.

    The nature and amount of these charges are more fully described in sections below.

    When we issue Policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond] issue expense charge; and/or

[diamond] surrender charge.

    Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, PLAC tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

    Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

CHARGES DEDUCTED ONCE
[diamond] PREMIUM TAX CHARGE. Various states (and countries and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.75% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

[diamond] FEDERAL TAX CHARGE. A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

PERIODIC CHARGES

MONTHLY
[diamond] ISSUE EXPENSE CHARGE. The issue expense charge is $1.50 per $1,000 of face amount up to a maximum of $600. This charge is to reimburse PLAC for underwriting and start-up expenses in connection with issuing a Policy. Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments over the first 12 months of the Policy.

[diamond] ADMINISTRATIVE CHARGE. The Administrative Charge is currently set at
          $5 per month and is guaranteed not to exceed $10 per month. This charge is to reimburse PLAC for daily administration, monthly processing, updating daily values and for annual/quarterly statements.

[diamond] COST OF INSURANCE. To determine this expense, we multiply the appropriate cost of insurance rate by the difference between your Policy's death benefit and the Policy Value. Generally, cost of insurance rates are based on the sex, Attained Age and risk class of the Insured. However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly costs of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the

          Insureds' risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose Policies have been In Force for the same length of time. Your risk class may affect your cost of insurance rate. We currently place

          Insureds into a standard risk class or a risk class involving a higher mortality risk, depending upon the health of the Insureds as determined by medical information that we request. For otherwise identical Policies, Insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into categories: smokers, nonsmokers and those who have never smoked. Nonsmokers will generally incur a lower cost of insurance than similarly situated Insureds who smoke.

[diamond] COST OF ANY RIDERS TO YOUR POLICY. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider.

    Monthly deductions are made on each Monthly Calculation Day. The amount deducted is allocated among Subaccounts and the unloaned portion of the GIA based on an allocation schedule specified by you.

    You initially chose this schedule in your application, but can later change it from time to time. If any Subaccount or the unloaned portion of the GIA is insufficient to permit the full withdrawal of the monthly deduction, the withdrawals from the other Subaccounts or GIA will be proportionally increased.

DAILY
[diamond] MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of 0.80% is deducted daily from the VUL Account. After the 15th policy year, the charge is reduced to an annual rate of 0.25%. No portion of this charge is deducted from the GIA.

          The mortality risk assumed by us is that collectively our Insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, therefore, that the total amount of death benefits that we will pay out will be greater than that we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of Policy loans, which may cause us to incur greater costs than expected when we designed the Policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

CONDITIONAL CHARGES
    These are other charges that are imposed only if certain events occur.

[diamond] SURRENDER CHARGE. During the first 10 Policy Years, there is a difference between the amount of Policy Value and the amount of cash surrender value of the Policy. This difference is the surrender charge, consisting of a contingent deferred sales charge designed to recover the expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges because they are paid only if the Policy is surrendered (or the face amount is reduced or the Policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

          During the first 10 Policy Years, the full surrender charge described below will apply if you either surrender the Policy for its cash surrender value or let the Policy lapse. The applicable surrender charge in any Policy Month is the full surrender charge minus any surrender charges that have been previously paid. There is no surrender charge after the 10th Policy Year. During the first two Policy Years, the maximum surrender charge that you could pay while you own the Policy is equal to either A plus B (as defined below) or the amount shown in the
          Policy's Surrender Charge Table, whichever is less. After the first two Policy Years, the maximum surrender charge that you could pay is based on the amount shown in the Policy's Surrender Charge Table.

          A (the contingent deferred sales charge) is equal to:
          [bullet] 28.5% of all premiums paid (up to and including the amount stated in the Policy's Surrender Charge Schedule, which is calculated according to a formula contained in a SEC rule); plus

          [bullet] 8.5% of all premiums paid in excess of this amount but not greater than twice this amount; plus

          [bullet] 7.5% of all premiums paid in excess of twice this amount.

          B (the contingent deferred issue charge) is equal to:

          [bullet] $5 per $1,000 of initial face amount.

                     SURRENDER CHARGE TABLE
                     ----------------------
    POLICY SURRENDER   POLICY   SURRENDER  POLICY SURRENDER
    MONTH    CHARGE     MONTH    CHARGE    MONTH   CHARGE
    -----    ------     -----    ------    -----   ------
    1-60   $1307.54      80     $1066.03    100   $727.09
      61    1295.46      81      1053.95    101    690.65
      62    1283.39      82      1041.88    102    654.22
      63    1271.31      83      1029.80    103    617.78
      64    1259.24      84      1017.73    104    581.35
      65    1247.16      85      1005.65    105    544.91
      66    1235.08      86       993.58    106    508.48
      67    1223.01      87       981.50    107    472.05
      68    1210.93      88       969.43    108    435.61
      69    1198.86      89       957.35    109    399.18
      70    1186.78      90       945.28    110    362.74
      71    1174.71      91       933.20    111    326.31
      72    1162.63      92       921.13    112    289.97
      73    1150.56      93       909.05    113    253.44
      74    1138.48      94       896.97    114    217.01
      75    1126.41      95       884.90    115    180.57
      76    1114.33      96       872.82    116    144.14
      77    1102.26      97       836.39    117    107.70
      78    1090.18      98       799.95    118     71.27
      79    1078.10      99       763.52    119     34.83
                                            120       .00

          PLAC may reduce the surrender charge for Policies issued under group or sponsored arrangements. The amount of reduction will be considered on a case-by-case basis and will reflect the reduced costs to Phoenix expected as a result of sales to a particular group or sponsored arrangement.

[diamond] PARTIAL SURRENDER FEE. In the case of a partial surrender, but not a decrease in Face Amount, an additional fee is imposed. The fee is equal to 2% of the amount withdrawn but not more than $25. The fee is intended to recover the actual costs of processing the partial surrender request. The fee will be deducted from each Subaccount and GIA in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond] PARTIAL SURRENDER CHARGE. If less than all of the Policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the Policy Value upon a partial surrender of the Policy. The charge is a fraction of the applicable surrender charge that would apply to a full surrender, determined by how much of the full Cash Surrender Value is being withdrawn. This amount is assessed against the Subaccounts and the GIA in the same proportion as the withdrawal is allocated.

          A partial surrender charge also is deducted from Policy Value upon a decrease in Face Amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease.

INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the Funds, the Advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series.

    These Fund charges and other expenses are described more fully in the accompanying Fund prospectuses.

OTHER TAXES
    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. We may, however, make such a charge in the future for these or any other taxes attributable to the VUL Account.


GENERAL PROVISIONS
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS

GENERAL
    Payment of any amount upon complete or partial surrender, Policy loan, or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond] for up to six months from the date of the request, for any transactions dependent upon the value of the GIA;

[diamond] whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond] whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets.

    Transfers also may be postponed under these circumstances.

PAYMENT BY CHECK
    Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of PLAC can agree to change or waive any provisions of the Policy.

SUICIDE
    If the Insured commits suicide within two years after the Policy's Date of Issue, the Policy will stop and become void. We will pay you the Policy Value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the Policy.

INCONTESTABILITY
    We cannot contest this Policy or any attached rider after it has been in force during the Insured's lifetime or for two years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
    The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Insured, the death benefit payable under the Policy will be paid to your estate.

    As long as the Policy is in force, the Policyowner and the Beneficiary may be changed in writing, satisfactory to us. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The Policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS
    You may share in the divisible surplus of PLAC to the extent decided annually by the Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in investment results.


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within seven days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    You may elect a payment option for payment of the death proceeds to the Beneficiary. You may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the Beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

    If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a Policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM.
    Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST.
    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD.
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN.
    Equal installments are paid until the later of:

[diamond] the death of the payee; or

[diamond] the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond] ten years;

[diamond] twenty years; or

[diamond] until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY.
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT.
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN.
    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond] the end of the 10-year period certain;

[diamond] the death of the Insured; or

[diamond] the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the Policy.


FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to you or your Beneficiary depends on our tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on federal and state tax considerations, a qualified tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any Policy. The Internal Revenue Service (the "IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the Policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PLAC'S TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from PLAC and their operations form a part of PLAC.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to us. Due to our tax status under current provisions of the Code, no charge currently will be made to the VUL Account for our federal income taxes which may be attributable to the VUL Account. We reserve the right to make a deduction for taxes if our federal tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the tax treatment to our variable life insurance contracts, or if changes occur in our tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
    The Policy, whether or not it is a "modified endowment contract" (see the discussion on modified endowment contracts), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under
Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, a Policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See, however, the sections below on possible taxation of amounts received under the Policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

    Code Section 7702 imposes certain conditions with respect to premiums received under a Policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the Policyowner within 60 days after the end of the Policy Year, and maintain the qualification of the Policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a Policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a Policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    If the Policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the Policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
    We believe that any loan received under a Policy will be treated as your indebtedness. If the Policy is a modified endowment contract, loans are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the Policy is not a modified endowment contract, we believe that no part of any loan under a Policy will constitute income to you.

    The deductibility by a Policyowner of loan interest under a Policy may be limited under Code Section 264, depending on the circumstances. A Policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the Policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned Policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test." The measuring stick for this test is a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums but which, after the seventh year is "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A Policy becomes a modified endowment contract, if, at any time during the first seven years, the cumulative premium paid on the Policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a Policy Year but which are returned by us with interest within 60 days after the end of the Policy Year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
    If there is a reduction in death benefits during the first seven Policy Years, the premiums are redetermined for purposes of the 7-pay test as if the Policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven Policy Years.

DISTRIBUTIONS AFFECTED
    If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent Policy Years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the 7-pay test for seven years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond] made on or after the taxpayer attains age 59 1/2;

[diamond] attributable to the taxpayer's disability (within the meaning of Code
          Section 72(m)(7)); or

[diamond] part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.

MATERIAL CHANGE RULES
    Any determination of whether the Policy meets the 7-pay test will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions.

[diamond] First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven Policy Years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond] Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if:

          [bullet] the cost-of-living determination period does not exceed the remaining premium payment period under the Policy; and [bullet] the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the Policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the Policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS

    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.


LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
    A Policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the Policy in conjunction with a qualified plan until you have consulted a competent pension consultant or tax advisor.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each Series of the Fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the Series assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the VUL Account; therefore, each Series of the Fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in Treasury securities, and for purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, we reserve the right to modify the Policy, as necessary, to prevent you from being considered the owner of the assets of the VUL Account.

    We intend to comply with the Diversification Regulations to assure that the Policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the Policies relate to the same Insured. If the surrendered Policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of a qualified tax consultant.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. We do not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.


VOTING RIGHTS
--------------------------------------------------------------------------------
    We will vote the Funds' shares held by the Subaccounts at any regular and special meetings of shareholders of the Funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the Funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds' shares held in a Subaccount for which no timely instructions are received, and Funds' shares which are not otherwise attributable to Policyowners, will be voted by PLAC in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by PLAC.

    You will receive proxy materials, reports and other materials related to the Funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, PLAC itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the Investment Advisor of the Funds if PLAC reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a Series may result in overly speculative or unsound investments. In the event PLAC does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.


THE DIRECTORS AND
EXECUTIVE OFFICERS OF PLAC
--------------------------------------------------------------------------------
    PLAC is managed by its Board of Directors. The following are the Directors and Executive Officers of PLAC:

NAME AND TITLE                PRINCIPAL OCCUPATION
Robert W. Fiondella,          Chairman of the Board,
Chairman and President        President and Chief
                              Executive Officer

Richard H. Booth,             Executive Vice President,
Director and Executive        Strategic Development;
Vice President                formerly President, Traveler's
                              Insurance Company

Robert G. Chipkin             Senior Vice President and
Director                      Corporate Actuary - Phoenix

Philip R. McLoughlin,         Executive Vice President and
Director and Executive        Chief Investment Officer
Vice President

David W. Searfoss,            Executive Vice President and
Director and Executive        Chief Financial Officer
Vice President and CFO

Dona D. Young,                Executive Vice President,
Director and Executive        Individual Insurance and
Vice President                General Counsel

Joseph E. Kelleher,           Senior Vice President
Director and Senior
Vice President

Robert G. Lautensack,         Senior Vice President
Director and Senior
Vice President

Simon Y. Tan,                  Senior Vice President,
Director and Senior            Individual Market
Vice President                 Development

    The above positions reflect the last held position in our parent company, Phoenix Home Life Mutual Insurance Company, during the last five years.


SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    We hold the assets of the VUL Account. The assets of the VUL Account are kept physically segregated and held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the Funds.


SALES OF POLICIES
--------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the Policies. PEPCO is an indirect subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), in which Phoenix owns a majority interest.

    Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell Policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these Policies. PLAC will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the Policies.


STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of the Connecticut insurance laws applicable to stock life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

    State regulation of PLAC includes certain limitations on the investments which we may make, including investments for the VUL Account and the GIA. This regulation does not include, however, any supervision over the investment policies of the VUL Account.


REPORTS
--------------------------------------------------------------------------------
    All Policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. PLAC is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the Policies.


LEGAL MATTERS
--------------------------------------------------------------------------------
    Edwin L. Kerr, Counsel of Phoenix Home Life Mutual Insurance Company, has passed upon the organization of PLAC, its authority to issue variable life insurance Policies and the validity of the Policy, and upon legal matters relating to the federal securities and income tax laws for PLAC.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This Prospectus is a summary of the contents of the Policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the VUL Account, PLAC and the Policy.

YEAR 2000 ISSUE
--------------------------------------------------------------------------------
    Many existing computer programs use only two digits to identify the year in a date field. This is commonly referred to as the "Year 2000 Issue." Companies must consider the impact of the upcoming change in the century on their computer systems. The Year 2000 Issue, if not adequately addressed, could result in computer system failures or miscalculations causing disruptions of operations and the possible inability of companies to process transactions. We believe that the Year 2000 Issue is an important business priority requiring careful analysis of every business system in order to be assured that all information systems applications are century compliant.

    We have been addressing the Year 2000 Issue in earnest since 1995 when, with consultants, a comprehensive inventory and assessment of all business systems, including those of our subsidiaries, was conducted. We have identified and are now actively pursuing a number of strategies to address the issue, including:

[diamond] upgrading systems with compliant versions;

[diamond] developing or acquiring new systems to replace those that are obsolete;

[diamond] and remediating existing systems by converting code or hardware.

    Based on current assessments, we expect to have our computer systems remediated and tested by June 1999. In addition, PLAC is examining the status of its third-party vendors, obtaining assurances that their software and hardware products will be century compliant by 1999.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The financial statements of PLAC contained herein should be considered only as bearing upon PLAC's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account are for the Subaccounts available for the period ended December 31, 1998.

PHOENIX LIFE AND
ANNUITY COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
FINANCIAL STATEMENTS DECEMBER 31, 1998

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
FINANCIAL STATEMENTS
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
Report of Independent Accountants............................................30

Balance Sheet................................................................31

Statement of Income, Comprehensive Income and Equity.........................32

Statement of Cash Flows......................................................33

Notes to Financial Statements.............................................34-41

[PriceWaterhouseCoopers Logo & Address]




                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Stockholder of
Phoenix Life and Annuity Company

In our opinion, the accompanying balance sheet and the related statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Life and Annuity Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years ended December 31, 1998 and 1997 and for the periods from March 30, 1996 to December 31, 1996 and from January 1, 1996 to March 29, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

[PriceWaterhouseCoopers Logo]

February 11, 1999

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
BALANCE SHEET
--------------------------------------------------------------------------------

                                                              DECEMBER 31,
                                                          1998           1997
                                                             (IN THOUSANDS)
ASSETS
Available-for-sale debt securities, at fair value         $ 9,781        $ 7,209
Short-term investments                                      1,754          3,671
                                                          -------        -------

Total investments                                          11,535         10,880
Cash and cash equivalents                                      99             48
Accrued investment income                                     169            152
Goodwill                                                      701            798
Other assets                                                   13
                                                          -------        -------
Total assets                                              $12,517        $11,878
                                                          =======        =======

LIABILITIES
Deferred income taxes                                     $   151        $    66
Other liabilities                                               2              3
                                                          -------        -------
Total liabilities                                             153             69

EQUITY
Common stock, $100 par value, 40,000 shares
 authorized, 25,000 shares issued and outstanding           2,500          2,500
Additional paid-in-capital                                  8,664          8,664
Retained earnings                                             867            514
Accumulated other comprehensive income                        333            131
                                                          -------        -------
Total equity                                               12,364         11,809
                                                          -------        -------
Total liabilities and equity                              $12,517        $11,878
                                                          =======        =======



        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
YEARS ENDED DECEMBER 31, 1998 AND 1997 AND PERIODS FROM MARCH 30, 1996 TO DECEMBER 31, 1996 (SUCCESSOR PERIOD) AND JANUARY 1, 1996 TO MARCH 29, 1996 (PREDECESSOR PERIOD)
--------------------------------------------------------------------------------

                                                                1998            1997            1996             1996
                                                             SUCCESSOR        SUCCESSOR      SUCCESSOR       PREDECESSOR
                                                               PERIOD          PERIOD          PERIOD           PERIOD
                                                                                   (IN THOUSANDS)

REVENUES
Net investment income                                          $   688          $   624          $   433        $    95
Net realized investment losses                                                                        (1)
                                                               -------          -------          -------        -------
Total revenues                                                     688              624              432             95
                                                               -------          -------          -------        -------

EXPENSES
Amortization of goodwill                                            97               90               81
Other operating expenses                                            63                4                              (3)
                                                               -------          -------          -------        -------
Total expenses                                                     160               94               81             (3)
                                                               -------          -------          -------        -------

INCOME BEFORE INCOME TAXES                                         528              530              351             98
Income taxes                                                       175              189              129
                                                               -------          -------          -------        -------
NET INCOME                                                         353              341              222             98
                                                               -------          -------          -------        -------

OTHER COMPREHENSIVE INCOME, NET OF INCOME TAX
Unrealized gains on securities arising during period               202               86               39
Reclassification adjustment for losses included
 in net income                                                                                         6
                                                               -------          -------          -------        -------
Total other comprehensive income                                   202               86               45
                                                               -------          -------          -------        -------

COMPREHENSIVE INCOME                                               555              427              267             98

Acquisition adjustment to record purchase price                                    (107)           1,076
Capital contribution                                                                 49            4,000
                                                               -------          -------          -------        -------

NET INCREASE IN EQUITY                                             555              369            5,343             98
EQUITY, BEGINNING OF PERIOD                                     11,809           11,440            6,097          5,999
                                                               -------          -------          -------        -------

EQUITY, END OF PERIOD                                          $12,364          $11,809          $11,440        $ 6,097
                                                               =======          =======          =======        =======



        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998 AND 1997 AND PERIODS FROM MARCH 30, 1996 TO DECEMBER 31, 1996 (SUCCESSOR PERIOD) AND JANUARY 1, 1996 TO MARCH 29, 1996 (PREDECESSOR PERIOD)
--------------------------------------------------------------------------------

                                                                1998            1997             1996           1996
                                                             SUCCESSOR        SUCCESSOR       SUCCESSOR     PREDECESSOR
                                                               PERIOD          PERIOD           PERIOD         PERIOD
                                                                                   (IN THOUSANDS)

CASH FLOW FROM OPERATING ACTIVITIES
Net income                                                     $   353          $   341          $   222        $    98

ADJUSTMENTS TO RECONCILE NET INCOME
 TO NET CASH PROVIDED BY OPERATIONS
Goodwill amortization                                               97               90               81
Deferred income taxes                                              (24)              (2)              (2)
Increase in accrued investment income                              (17)             (34)            (104)            (9)
Decrease in receivable from affiliate                                                                               899
Other, net                                                         (29)             (60)             (18)
                                                               -------          -------          -------        -------
Net cash provided by operating activities                          380              335              179            988
                                                               -------          -------          -------        -------

CASH FLOW FROM INVESTING ACTIVITIES
Purchases of available-for-sale debt securities                 (2,246)          (1,527)          (5,167)
Change in short-term investments, net                            1,917            1,036           (1,002)
                                                               -------          -------          -------        -------
Net cash used for investing activities                            (329)            (491)          (6,169)
                                                               -------          -------          -------        -------

CASH FLOW FROM FINANCING ACTIVITIES
Capital contribution from parent                                                     49            4,000
                                                               -------          -------          -------        -------
Net cash provided by financing activities                                            49            4,000
                                                               -------          -------          -------        -------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                51             (107)          (1,990)           988
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                      48              155            2,145          1,157
CASH AND CASH EQUIVALENTS, END OF PERIOD                       $    99          $    48          $   155        $ 2,145
                                                               =======          =======          =======        =======

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                              $   213          $   182          $   113        $
                                                               -------          -------          -------        -------


        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Life and Annuity Company is a life insurance company domiciled in the State of Connecticut and is licensed in 35 states. On March 29, 1996, PM Holdings, Inc. acquired Savers Life Insurance Company of America from Central United Life Insurance Company, renamed the acquired company Phoenix Life and Annuity Company and redomiciled the company from Missouri to Connecticut. PM Holdings accounted for the acquisition of Phoenix Life and Annuity under the purchase method of accounting. The assets and liabilities of Phoenix Life and Annuity were recorded at their fair value as of the date of acquisition and intangible assets associated with the acquisition were recorded in the accounts of the acquired company. PM Holdings is a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    These financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    The financial statements for the period subsequent to the March 29, 1996 acquisition are sometimes referred to as the "successor period." The financial statements for the period prior to the acquisition are sometimes referred to as the "predecessor period."

    VALUATION OF INVESTMENTS

    Investments in debt securities include U.S. government and agency bonds. Phoenix Life and Annuity classifies its debt security investments as available-for-sale. These investments are presented at fair value with unrealized gains or losses included as a separate component of equity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

    Short-term investments are carried at amortized cost, which approximates market value. Phoenix considers highly liquid investments purchased with a maturity date of one year or less to be short-term investments.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand and money market instruments.

    GOODWILL

    Goodwill represents the excess of the cost of the business acquired on March 29, 1996 over the fair value of its tangible net assets. During 1997, Phoenix Life and Annuity recorded a $58 thousand dollar reduction in goodwill, representing a refund and a subsequent adjustment of a portion of the purchase price. Goodwill is amortized on a straight-line method over a period of 10 years, the expected period of benefit from the acquisition. Management periodically reevaluates the propriety of the carrying value of long-lived assets including goodwill. Assets are considered impaired if carrying value exceeds the expected future undiscounted cash flows. Such analyses are performed at least annually or more frequently if warranted by events or circumstances affecting Phoenix Life and Annuity's business. At this time, management believes that no impairment of goodwill has occurred and that no reduction of the carrying value is warranted.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INCOME TAXES

    Phoenix Life and Annuity is included in the life/nonlife consolidated federal income tax return filed by Phoenix. In accordance with a tax sharing agreement with Phoenix, the provision for federal income taxes is computed as if Phoenix Life and Annuity were filing a separate federal income tax return, except those benefits arising from income tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in Phoenix's consolidated federal income tax return.

    Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from unrealized gains or losses on investments and goodwill.

    RECENT ACCOUNTING PRONOUNCEMENTS

    Phoenix Life and Annuity adopted Statement of Financial Accounting Standard
    (SFAS) No. 130, "Reporting Comprehensive Income," as of January 1, 1998. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of financial statements. This statement defines the components of comprehensive income as those items that were previously reported only as components of equity and were excluded from net income.

3.  INVESTMENTS

    Information pertaining to Phoenix Life and Annuity's investments, net investment income and unrealized investment gains and losses follows:

    DEBT SECURITIES

    The amortized cost and fair value of investments in debt securities as of December 31, 1998 were as follows:

                                                                                   GROSS
                                                          AMORTIZED              UNREALIZED              FAIR
                                                             COST                  GAINS                VALUE
                                                                               (IN THOUSANDS)
    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                        $5,127                 $  340                $5,467
    Corporate securities                                     4,143                    171                 4,314
                                                            ------                 ------                ------
    TOTAL DEBT SECURITIES                                   $9,270                 $  511                $9,781
                                                            ======                 ======                ======

    The amortized cost and fair value of investments in debt securities as of December 31, 1997 were as follows:

                                                                                   GROSS
                                                          AMORTIZED              UNREALIZED               FAIR
                                                             COST                  GAINS                 VALUE
                                                                               (IN THOUSANDS)
    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                        $6,008                 $  177                $6,185
    Corporate securities                                       999                     25                 1,024
                                                            ------                 ------                ------
    TOTAL DEBT SECURITIES                                   $7,007                 $  202                $7,209
                                                            ======                 ======                ======

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The amortized cost and fair value of these investments, by contractual maturity, as of December 31, 1998 are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix Life and Annuity may have the right to put or sell the obligations back to the issuers.

                                                                                AMORTIZED                  FAIR
                                                                                   COST                    VALUE
                                                                                          (IN THOUSANDS)
    Due after one year through five years                                         $5,128                  $5,468
    Due after five years through ten years                                         1,057                   1,058
    Due after ten years                                                            3,085                   3,255
                                                                                  ------                  ------
    Total                                                                         $9,270                  $9,781
                                                                                  ======                  ======

    NET INVESTMENT INCOME

    The components of net investment income for the years ended December 31, 1998 and 1997 and from March 30, 1996 to December 31, 1996 (successor period) and January 1, 1996 to March 29, 1996 (predecessor period) were as follows:

                                                                1998           1997            1996            1996
                                                              SUCCESSOR      SUCCESSOR      SUCCESSOR      PREDECESSOR
                                                               PERIOD         PERIOD          PERIOD          PERIOD
                                                                                   (IN THOUSANDS)
    Debt security investments                                    $583          $376            $226
    Short-term investments                                        115           259             214             $ 95
                                                                 ----          ----            ----             ----
                                                                  698           635             440               95
    Less investment expenses                                       10            11               7
                                                                 ----          ----            ----             ----
    Net investment income                                        $688          $624            $433             $ 95
                                                                 ====          ====            ====             ====

    UNREALIZED INVESTMENT GAINS AND LOSSES

    Unrealized gains on investments carried at fair value at December 31, were as follows:

                                                                 1998                  1997                    1996
                                                                                   (IN THOUSANDS)
    Unrealized investment gains                                  $311                   $132                   $ 60
    Deferred income taxes                                         109                     46                     21
                                                                 ----                   ----                   ----
    Net unrealized investment gains                              $202                   $ 86                   $ 39
                                                                 ====                   ====                   ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  GOODWILL

    Phoenix Life and Annuity, formerly Savers Life Insurance Company of America, was acquired by way of a stock purchase agreement on March 29, 1996 and was accounted for under the purchase method of accounting. The assets and liabilities were recorded at fair value as of the date of acquisition and goodwill of approximately $1.0 million was pushed-down to Phoenix Life and Annuity from PM Holdings.

    Goodwill was as follows:

                                                                                            DECEMBER 31,
                                                                                    1998                    1997
                                                                                           (IN THOUSANDS)
    Goodwill                                                                        $969                    $969
    Accumulated amortization                                                        (268)                   (171)
                                                                                    ----                    ----
    Total                                                                           $701                    $798
                                                                                    ====                    ====

5.  INCOME TAXES

    A summary of income taxes in the Statement of Income, Comprehensive Income and Equity for the years ended December 31, 1998 and 1997 and the period from March 30, 1996 to December 31, 1996 (successor period) is presented below. No income taxes were recorded for the period from January 1, 1996 to March 29, 1996 (predecessor period).

                                                             1998                   1997                   1996
                                                          SUCCESSOR              SUCCESSOR               SUCCESSOR
                                                            PERIOD                 PERIOD                 PERIOD
                                                                               (IN THOUSANDS)
    Current income taxes                                     $199                   $191                   $131
    Deferred income taxes                                     (24)                    (2)                    (2)
                                                             ----                   ----                   ----
    Total                                                    $175                   $189                   $129
                                                             ====                   ====                   ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The income taxes attributable to the successor and predecessor periods are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. In the predecessor period, Savers Life was a consolidated subsidiary of a thrift under the control of the Resolution Trust Corporation. During the predecessor period, an interagency agreement between the Resolution Trust Corporation and the Internal Revenue Service stated that the Internal Revenue Service would not impose income taxes on consolidated subsidiaries of thrifts under Resolution Trust Corporation control. Accordingly, no provision for the predecessor period was recorded. The sources and the tax effect of the differences between the provision and the result of multiplying the income before taxes by the statutory federal income tax rate for the years ended December 31, 1998 and 1997 and periods from March 30, 1996 to December 31, 1996 (successor period) and January 1, 1996 to March 29, 1996 (predecessor period) were as follows:

                                           1998                 1997                 1996                  1996
                                        SUCCESSOR            SUCCESSOR             SUCCESSOR            PREDECESSOR
                                          PERIOD               PERIOD               PERIOD                PERIOD
                                                                      (IN THOUSANDS)
    Income tax expense
     at statutory rate                 $185      35%        $186      35%        $123      35%        $ 34       35%
    Goodwill                            (10)     (2%)          3       1%           7       2%
    Other                                                                          (1)      0%         (34)     (35%)
                                       ----                 ----                 ----                 ----
    Income taxes                       $175      33%        $189      36%        $129      37%        $           0%
                                       ====                 ====                 ====                 ====

    The deferred income tax liability represents the tax effects of temporary differences. The components were as follows:

                                                               1998                 1997
                                                              SUCCESSOR            SUCCESSOR
                                                               PERIOD               PERIOD
                                                                      (IN THOUSANDS)

    Net unrealized investment gains                              $179                  $ 70
    Investments                                                     9                    12
    Goodwill                                                      (37)                  (16)
                                                                 ----                  ----
    Deferred tax liability, net                                  $151                  $ 66
                                                                 ====                  ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  COMPREHENSIVE INCOME

    The components of, and related tax effects for, other comprehensive income are as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                                                         1998             1997             1996
                                                                       SUCCESSOR        SUCCESSOR        SUCCESSOR
                                                                        PERIOD           PERIOD           PERIOD
                                                                                     (IN THOUSANDS)
    UNREALIZED GAINS ON SECURITIES
     AVAILABLE-FOR-SALE ARISING DURING PERIOD:
    Before-tax amount                                                     $311             $132             $ 60
    Tax expense                                                            109               46               21
                                                                          ----             ----             ----
    Net-of-tax amount                                                      202               86               39
                                                                          ----             ----             ----

    RECLASSIFICATION ADJUSTMENT FOR GAINS OR
     LOSSES REALIZED IN NET INCOME:
    Before-tax amount                                                                                          9
    Tax expense                                                                                                3
                                                                          ----             ----             ----
    Net-of-tax amount                                                                                          6
                                                                          ----             ----             ----

    NET UNREALIZED GAINS ON SECURITIES
     AVAILABLE-FOR-SALE:
    Before-tax amount                                                      311              132               69
    Tax expense                                                            109               46               24
                                                                          ----             ----             ----
    Net-of-tax amount                                                     $202             $ 86             $ 45
                                                                          ====             ====             ====

    The following table summarizes accumulated other comprehensive income balances:

                                                                                  DECEMBER 31,
                                                                           1998                   1997
                                                                        SUCCESSOR               SUCCESSOR
                                                                          PERIOD                 PERIOD
                                                                                 (IN THOUSANDS)
    ACCUMULATED OTHER COMPREHENSIVE INCOME
    Balance, beginning of year                                             $131                   $ 45
    Change during period                                                    202                     86
                                                                           ----                   ----
    Balance, end of year                                                   $333                   $131
                                                                           ====                   ====

7.  RELATED PARTY TRANSACTIONS

    Phoenix and its affiliates provide services and facilities to Phoenix Life and Annuity and are reimbursed through a cost allocation process. Investment related expenses are allocated to Phoenix Life and Annuity from PM Holdings.

    Phoenix Investment Counsel, Inc., a wholly-owned subsidiary of Phoenix Investment Partners entered into a contract to manage the general account investments of Phoenix Life and Annuity. PM Holdings owns approximately 60% of the outstanding common stock of Phoenix Investment Partners.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

    Financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

    SHORT-TERM INVESTMENTS, CASH AND CASH EQUIVALENTS

    For these short-term investments, the carrying amount approximates fair value.

    DEBT SECURITIES

    Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

9.  STATUTORY FINANCIAL INFORMATION

    Phoenix's insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. As of December 31, 1998, Phoenix Life and Annuity had no material practices that were not prescribed by the Insurance Department of the State of Connecticut. Statutory equity differs from equity reported in accordance with generally accepted accounting principles for life insurance companies primarily because investment reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

    The following is a reconciliation of the statutory net income of Phoenix Life and Annuity, as reported to regulatory authorities, to the net income as reported in these financial statements:

                                                                  1998               1997              1996
                                                                                (IN THOUSANDS)
    Statutory net income                                          $426              $428               $369
    Amortization of goodwill                                       (97)              (90)               (81)
    Deferred income taxes                                           24                 3
    Other, net                                                                                           32
                                                                  ----              ----               ----
    Net income, as reported                                       $353              $341               $320
                                                                  ====              ====               ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The following is a reconciliation of the statutory equity and asset valuation reserve of Phoenix Life and Annuity, as reported to regulatory authorities, to equity as reported in these financial statements at:

                                                                                   DECEMBER 31,
                                                                            1998                 1997
                                                                                  (IN THOUSANDS)
    Statutory equity and asset valuation reserve                          $11,301              $10,875
    Goodwill                                                                  701                  798
    Investment valuation allowances                                           513                  202
    Deferred income tax and other liabilities                                (151)                 (66)
                                                                          -------              -------
    Equity, as reported                                                   $12,364              $11,809
                                                                          =======              =======

    The Connecticut Insurance Holding Act limits the maximum amount of annual dividends or other distributions available to stockholders of Connecticut insurance companies without prior approval of the Insurance Commissioner. Under current law, the maximum dividend distribution which may be made by Phoenix Life and Annuity during 1998 without prior approval is subject to restrictions relating to statutory surplus.

10. INDEMNIFICATION

    Prior to the acquisition, Savers Life had reinsurance contracts with three unaffiliated reinsurers which it had assumed between 1986 and 1989 and which it assigned to Winterthur Life Re Insurance Company in October 1995. Under the terms of the stock purchase agreement, Central United Life has indemnified Phoenix for any liability in excess of $15,000 resulting from these reinsurance contracts. Phoenix considers any liability to Phoenix Life and Annuity as a result of these contracts to be remote and has indemnified Phoenix Life and Annuity.

PHOENIX LIFE AND ANNUITY
VARIABLE UNIVERSAL LIFE ACCOUNT

As of December 31, 1998, there had been no sales of the product described in this Prospectus and, therefore, no deposits were made to Phoenix Life and Annuity Variable Universal Life Account. Accordingly, no financial statements are available for the VUL Account.

APPENDIX A

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE APPENDIX C "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any Subaccount. Current yield for the Phoenix-Goodwin Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the VUL Account level.

    Yield calculations of the Phoenix-Goodwin Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market Subaccount based on a 7-day period ending December 31, 1998.

     Example:
     Assumptions:
     Value of hypothetical pre-existing account with exactly one
       unit at the beginning of the period:................    1.501512
     Value of the same account (excluding capital changes) at the
       end of the 7-day period:............................     1.50245
     Calculation:
       Ending account value ...............................     1.50245
       Less beginning account value .......................    1.501512
       Net change in account value ........................    0.000938
     Base period return:
       (adjusted change/beginning account value) ..........    0.000625
     Current yield = return x (365/7) = ...................       3.26%
     Effective yield = [(1 + return)(365/7)] - 1 = ........       3.31%

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the VUL Account level.

    For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative Charges.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    The following performance tables display historical investment results of the Subaccounts of the VUL Account. This information may be useful in helping potential investors in deciding which Subaccounts to choose and in assessing the competence of the investment advisors. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the Subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the Subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all Subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.

-----------------------------------------------------------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1998(1,4)
-----------------------------------------------------------------------------------------------------------------------------------
SERIES                                                       INCEPTION DATE     1 YEAR     5 YEARS     10 YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix Research Enhanced Index Series.....................      7/15/97        27.99%        N/A          N/A           22.48%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series......................      5/1/90         24.38%      11.47%         N/A            9.41%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series...........................      9/17/96        -7.25%        N/A          N/A          -19.21%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series........      5/1/95        -23.54%        N/A          N/A           10.03%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Capital Growth Series.....................      1/1/83         26.35%      16.84%       18.67%          17.90%

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series........................      3/2/98          N/A          N/A          N/A           22.97%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series........................     10/10/82         2.09%       3.24%        3.93%           4.97%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series...........      1/1/83         -6.92%       5.20%        7.78%           8.67%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series......................      3/2/98          N/A          N/A          N/A            7.87%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Oakhurst Balanced Series...........................      5/1/92         15.64%      11.41%         N/A           11.00%

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series..................      3/2/98          N/A          N/A          N/A           17.31%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Oakhurst Strategic Allocation Series...............      9/17/84        17.36%      11.33%       12.59%          12.34%

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series.......................      3/2/98          N/A          N/A          N/A          -13.78%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series.......................      3/2/98          N/A          N/A          N/A           18.57%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Seneca Strategic Theme Series......................      1/29/96        40.62%        N/A          N/A           21.65%

-----------------------------------------------------------------------------------------------------------------------------------
EAFE[registered trademark]Equity Index Fund................      8/22/97        18.18%        N/A          N/A            7.07%
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II...........      3/28/94         4.58%        N/A          N/A            4.89%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II.........................      3/1/94         -0.25%        N/A          N/A            7.72%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Investments Fund-- Class 2(2,3)..............      5/1/98          N/A          N/A          N/A            0.98%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Allocation Fund-- Class 2(2,3).............     11/28/88         3.07%       9.64%       10.40%          10.24%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Fund-- Class 2(2,3)...........      9/15/96       -23.45%        N/A          N/A          -24.14%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Fund-- Class 2(2,3)................      5/1/92          5.95%       9.77%         N/A           12.28%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Stock Fund-- Class 2(2,3)........................      11/4/88        -1.86%       9.18%       10.48%          10.18%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty.......................................      2/1/99          N/A          N/A          N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap.............................      5/1/95         13.06%        N/A          N/A           19.55%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty..............................................      2/1/99          N/A          N/A          N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap......................................      5/1/95          5.59%        N/A          N/A           25.06%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The average annual total return is the annual compound return that results from holding an initial investment of $10,000 for the time period indicated. Returns are net of $150 Issue Expense Charge, $5 Monthly Administrative Fee, Investment Management Fees and Mortality and Expense Risk Charges.


(2) Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Investments), performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance since that date reflects Class 2's high annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.


(3) The manager is limiting fund expenses, which increases total returns.


(4) Performance data quoted represent the investment return of the appropriate series adjusted for the PLAC Flex Edge Success charges had the Subaccount started on the inception date of the appropriate series.

    Advertisements, sales literature and other communications may contain information about any series' or advisor's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average(SM), First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    Occasionally, The VUL Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as:

    Lipper Analytical Services, Inc.       Morningstar, Inc.
    CDA Investment Technologies, Inc.      Weisenberger Financial Services, Inc.

    Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

    Changing Times                         Forbes
    Fortune                                Money
    Barrons                                Business Week
    Investor's Business Daily              The Stanger Register
    Stanger's Investment Adviser           The Wall Street Journal
    The New York Times                     Consumer Reports
    Registered Representative              Financial Planning
    Financial Services Weekly              Financial World
    U.S. News and World Report             Standard & Poor's
    The Outlook                            Personal Investor

    The Funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:

    S&P 500                                Dow Jones Industrial Average
    Europe Australia Far East Index (EAFE) Consumers Price Index
    Shearson Lehman Corporate Index        Shearson Lehman T-Bond Index

    The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

     The Funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.

                                                     ANNUAL TOTAL RETURN(1,4)
--------------------------------------------------------------------------------------------------------------
                   Series                       1983    1984   1985    1986   1987   1988    1989    1990
--------------------------------------------------------------------------------------------------------------
 Phoenix Research Enhanced Index Series         N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International Series          N/A    N/A     N/A     N/A    N/A     N/A     N/A   -8.63%
--------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia Series               N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate              N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
 Securities Series
--------------------------------------------------------------------------------------------------------------

 Phoenix-Engemann Capital Growth Series       31.84%  9.79%  33.85%  19.51%  6.08%   3.09%  34.53%   3.32%

--------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty Series            N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market Series           7.51%  9.34%   7.17%   5.66%  5.67%   6.60%   8.03%   7.51%
--------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income     5.16% 10.45%  19.65%  18.34%  0.28%   9.61%   6.92%   4.54%
 Series
--------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity Series          N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------

 Phoenix-Oakhurst Balanced Series               N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A

--------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income Series      N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------

 Phoenix-Oakhurst Strategic Allocation Series   N/A  -1.31%  26.33%  14.77% 11.66%   1.53%  18.53%   5.15%

--------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value Series           N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series           N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------

 Phoenix-Seneca Strategic Theme Series          N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A

--------------------------------------------------------------------------------------------------------------
 EAFE[registered trademark]Equity Index Fund    N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------
 Federated Fund for U.S. Government             N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
 Securities II
--------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II             N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------
 Mutual Shares Investments Fund-- Class 2(2,3)  N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------
 Templeton Asset Allocation Fund-- Class 2(2,3) N/A    N/A     N/A     N/A    N/A    0.21%  12.13%  -8.95%
--------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Fund-- Class      N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
 2(2,3)
--------------------------------------------------------------------------------------------------------------
 Templeton International Fund-- Class 2(2,3)    N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------
 Templeton Stock Fund-- Class 2(2,3)            N/A    N/A     N/A     N/A    N/A   -0.99%  13.48% -11.99%
--------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                           N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                 N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------
 Wanger Twenty                                  N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------
 Wanger US Small Cap                            N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------


                                               ANNUAL TOTAL RETURN(1,4) (continued)
--------------------------------------------------------------------------------------------------------------
                   Series                         1991   1992    1993    1994    1995    1996    1997    1998
--------------------------------------------------------------------------------------------------------------
 Phoenix Research Enhanced Index Series           N/A     N/A     N/A     N/A     N/A     N/A    5.46%  30.64%
--------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International Series          18.79% -13.52%  37.33%  -0.73%   8.72%  17.71%  11.16%  26.92%
--------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia Series                 N/A     N/A     N/A     N/A     N/A   -0.06% -32.94%  -5.21%
--------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate                N/A     N/A     N/A     N/A   17.19%  32.10%  21.09% -21.83%
 Securities Series
--------------------------------------------------------------------------------------------------------------

 Phoenix-Engemann Capital Growth Series         41.60%   9.41%  18.75%   0.66%  29.85%  11.69%  20.12%  28.98%

--------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty Series              N/A     N/A     N/A     N/A     N/A     N/A     N/A   25.45%
--------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market Series             5.14%   2.75%   2.06%   3.01%   4.86%   4.19%   4.35%   4.26%
--------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income      18.66%   9.23%  14.99%  -6.21%  22.56%  11.52%  10.21%  -4.91%
 Series
--------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity Series            N/A     N/A     N/A     N/A     N/A     N/A     N/A   10.07%
--------------------------------------------------------------------------------------------------------------

 Phoenix-Oakhurst Balanced Series                 N/A    9.06%   7.75%  -3.61%  22.37%   9.68%  17.00%  18.07%

--------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income Series        N/A     N/A     N/A     N/A     N/A     N/A     N/A   19.67%
--------------------------------------------------------------------------------------------------------------

 Phoenix-Oakhurst Strategic Allocation Series   28.27%   9.79%  10.12%  -2.19%  17.27%   8.18%  19.78%  19.84%

--------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value Series             N/A     N/A     N/A     N/A     N/A     N/A     N/A  -11.95%
--------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series             N/A     N/A     N/A     N/A     N/A     N/A     N/A   20.97%
--------------------------------------------------------------------------------------------------------------

 Phoenix-Seneca Strategic Theme Series            N/A     N/A     N/A     N/A     N/A    9.55%  16.25%  43.55%

--------------------------------------------------------------------------------------------------------------
 EAFE[registered trademark]Equity Index Fund      N/A     N/A     N/A     N/A     N/A     N/A   -6.87%  20.64%
--------------------------------------------------------------------------------------------------------------
 Federated Fund for U.S. Government               N/A     N/A     N/A    1.99%   7.90%   3.37%   7.71%   6.80%
 Securities II
--------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II               N/A     N/A     N/A   -4.26%  19.42% 13.40%   12.92%   1.88%
--------------------------------------------------------------------------------------------------------------
 Mutual Shares Investments Fund-- Class 2(2,3)    N/A     N/A     N/A     N/A     N/A     N/A     N/A    2.62%
--------------------------------------------------------------------------------------------------------------
 Templeton Asset Allocation Fund-- Class 2(2,3) 26.42%   6.97%  24.86%  -4.00%  21.29%  17.64%  14.37%   5.27%
--------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Fund-- Class        N/A     N/A     N/A     N/A     N/A    1.05% -29.95% -21.69%
 2(2,3)
--------------------------------------------------------------------------------------------------------------
 Templeton International Fund-- Class 2(2,3)      N/A   -6.80%  45.85%  -3.27%  14.56%  22.77%  12.76%   8.17%
--------------------------------------------------------------------------------------------------------------
 Templeton Stock Fund-- Class 2(2,3)            26.22%   6.02%  32.68%  -3.25%  23.97%  21.17%  10.75%   0.24%
--------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                             N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                   N/A     N/A     N/A     N/A   33.96%  31.15%  -2.24%  15.41%
--------------------------------------------------------------------------------------------------------------
 Wanger Twenty                                    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------------
 Wanger US Small Cap                              N/A     N/A     N/A     N/A   16.01%  45.64%  28.41%   7.83%
--------------------------------------------------------------------------------------------------------------

(1) Rates are net of Mortality and Expense Risk Charges and Investment Management fees for the Subaccounts.
(2) Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Investments), performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance since that date reflects Class 2's high annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.

(3) The manager is limiting fund expenses, which increases total returns.

(4) Performance data quoted represent the investment return of the appropriate series adjusted for the PLAC Flex Edge Success charges had the Subaccount started on the inception date of the appropriate series.


These rates of return are not an estimate or guarantee of future performance.

APPENDIX B

THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------
    Contributions to the GIA under the Policy and transfers to the GIA become part of the PLAC General Account (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of PLAC other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. PLAC will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between PLAC and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to PLAC includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of PLAC. However, PLAC guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. The loaned portion of the GIA will be credited interest at an effective annual rate of 2%. PLAC may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit interest in excess of 4% per year.

    On the last business day of each calendar week, PLAC will set the excess interest rate, if any, that will apply to premium payments made to the GIA. That rate will remain in effect for such premium payments for an initial guarantee period of one full year from the date of premium payment. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any premium payments whose guaranteed period has just ended will be the same rate as is applied to new premium payments allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by PLAC based on information as to expected investment yields. Some of the factors that PLAC may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PLAC AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    PLAC is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in PLAC's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various Policyholders, Contract Owners and shareholders.

    Excess interest, if any, will be credited on the GIA Policy Value. PLAC guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which PLAC may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge. See "Deductions and Charges."

    IN GENERAL, YOU CAN MAKE ONLY ONE TRANSFER PER YEAR FROM THE GIA. THE AMOUNT THAT CAN BE TRANSFERRED OUT IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE POLICY VALUE IN THE GIA AT THE TIME OF THE TRANSFER. IF YOU ELECT THE SYSTEMATIC TRANSFER PROGRAM, APPROXIMATELY EQUAL AMOUNTS MAY BE TRANSFERRED OUT OF THE GIA OVER A MINIMUM 18-MONTH PERIOD. ALSO, THE TOTAL POLICY VALUE ALLOCATED TO THE GIA MAY BE TRANSFERRED OUT OF THE GIA TO ONE OR MORE OF THE SUBACCOUNTS OF THE VUL ACCOUNT OVER A CONSECUTIVE FOUR-YEAR PERIOD ACCORDING TO THE FOLLOWING ANNUALLY RENEWABLE SCHEDULE:

                       YEAR ONE: 25%             YEAR TWO: 33%
                       YEAR THREE: 50%           YEAR FOUR: 100%

APPENDIX C

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------
    The tables on the following pages illustrate how a Policy's death benefits, account values and Cash Surrender Value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The Policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy Years. The Policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who have never smoked. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who have never smoked. Account Values and Cash Surrender Values may be lower for smokers or former smokers or for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each Policy Year. The difference between the Policy Value and the Cash Surrender Value in the first 10 years is the Surrender Charge.

    The death benefit, account value and Cash Surrender Value amounts reflect the following current charges:

    1.   Issue Charge of $150.

    2. Monthly Administrative Charge of $5 per month ($10 per month guaranteed maximum).

    3.   Premium Tax Charge of 2.25%.

    4.   A Federal Tax Charge of 1.5%.

    5. Cost of Insurance Charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the Policies. See "Charges and Deductions--Cost of Insurance."

    6. Mortality and Expense Risk Charge, which is a daily charge equivalent to .80% on an annual basis (or .25% on an annual basis after the 15th Policy Year), against the VUL Account for mortality and expense risks. See "Charges and Deductions--Mortality and Expense Risk Charge."

    These illustrations also assume an average investment advisory fee of .70% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .30%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the Advisor or PLAC. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1998, average total operating expenses for the Series would have been approximately 1.43% of the average net assets. See "Charges and Deductions--Investment Management Charge."

    Taking into account the Mortality and Expense Risk Charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.79%, 4.16% and 10.12%, respectively (applicable for the first 15 Policy Years and -1.25%, 4.66% and 10.72%, respectively, after the 15th Policy Year). For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 0%, 6% and 12% rates.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. See "Charges and Deductions--Other Charges--Taxes."

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a Policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a Policy for a relatively short time may be high.

    On request, we will furnish the Policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                        PHOENIX LIFE AND ANNUITY COMPANY            PAGE 1 OF 2

                                                          FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                               INITIAL ANNUAL PREMIUM: $1,000

                    THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                    ASSUMING CURRENT CHARGES

                                              CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT   SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE      VALUE    BENEFIT     VALUE       VALUE    BENEFIT     VALUE       VALUE    BENEFIT
   YEAR   PAYMENTS     @ 5.0%     @ 0%        @ 0%     @ 0%       @ 6%        @ 6%       @ 6%      @ 12%       @ 12%     @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
      1      1,000      1,050        575          0    100,000        620          0    100,000        665          0    100,000
      2      1,000      2,153      1,281        396    100,000      1,412        527    100,000      1,549        664    100,000
      3      1,000      3,310      1,965        658    100,000      2,228        921    100,000      2,513      1,206    100,000
      4      1,000      4,526      2,627      1,320    100,000      3,068      1,761    100,000      3,565      2,258    100,000
      5      1,000      5,802      3,265      1,958    100,000      3,931      2,624    100,000      4,711      3,404    100,000

      6      1,000      7,142      3,880      2,718    100,000      4,818      3,656    100,000      5,962      4,800    100,000
      7      1,000      8,549      4,468      3,450    100,000      5,726      4,709    100,000      7,324      6,307    100,000
      8      1,000     10,027      5,030      4,157    100,000      6,658      5,786    100,000      8,812      7,939    100,000
      9      1,000     11,578      5,564      5,129    100,000      7,612      7,176    100,000     10,434      9,998    100,000
     10      1,000     13,207      6,071      6,071    100,000      8,589      8,589    100,000     12,206     12,206    100,000

     11      1,000     14,917      6,556      6,556    100,000      9,594      9,594    100,000     14,148     14,148    100,000
     12      1,000     16,713      7,018      7,018    100,000     10,629     10,629    100,000     16,279     16,279    100,000
     13      1,000     18,599      7,456      7,456    100,000     11,695     11,695    100,000     18,618     18,618    100,000
     14      1,000     20,579      7,873      7,873    100,000     12,794     12,794    100,000     21,188     21,188    100,000
     15      1,000     22,657      8,265      8,265    100,000     13,924     13,924    100,000     24,011     24,011    100,000

     16      1,000     24,840      8,683      8,683    100,000     15,174     15,174    100,000     27,269     27,269    100,000
     17      1,000     27,132      9,077      9,077    100,000     16,469     16,469    100,000     30,873     30,873    100,000
     18      1,000     29,539      9,442      9,442    100,000     17,807     17,807    100,000     34,861     34,861    100,000
     19      1,000     32,066      9,780      9,780    100,000     19,192     19,192    100,000     39,279     39,279    100,000
     20      1,000     34,719     10,085     10,085    100,000     20,622     20,622    100,000     44,174     44,174    100,000

   @ 65      1,000     69,761     10,033     10,033    100,000     39,349     39,349    100,000    149,429    149,429    179,316

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 34.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                        PHOENIX LIFE AND ANNUITY COMPANY            PAGE 2 OF 2

                                                          FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                               INITIAL ANNUAL PREMIUM: $1,000

                    THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                    ASSUMING GUARANTEED CHARGES

                                              CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT   SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE      VALUE    BENEFIT     VALUE       VALUE    BENEFIT     VALUE       VALUE    BENEFIT
   YEAR   PAYMENTS     @ 5.0%     @ 0%        @ 0%     @ 0%       @ 6%        @ 6%       @ 6%      @ 12%       @ 12%     @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

     1      1,000      1,050        512          0    100,000        555          0    100,000        599          0    100,000
     2      1,000      2,153      1,156        271    100,000      1,280        394    100,000      1,409        524    100,000
     3      1,000      3,310      1,779        472    100,000      2,025        718    100,000      2,291        984    100,000
     4      1,000      4,526      2,381      1,074    100,000      2,790      1,483    100,000      3,252      1,945    100,000
     5      1,000      5,802      2,959      1,652    100,000      3,575      2,268    100,000      4,299      2,992    100,000

     6      1,000      7,142      3,515      2,353    100,000      4,381      3,218    100,000      5,438      4,276    100,000
     7      1,000      8,549      4,044      3,027    100,000      5,204      4,186    100,000      6,678      5,661    100,000
     8      1,000     10,027      4,548      3,676    100,000      6,046      5,173    100,000      8,030      7,158    100,000
     9      1,000     11,578      5,025      4,590    100,000      6,905      6,470    100,000      9,502      9,067    100,000
    10      1,000     13,207      5,475      5,475    100,000      7,783      7,783    100,000     11,108     11,108    100,000

    11      1,000     14,917      5,895      5,895    100,000      8,677      8,677    100,000     12,858     12,858    100,000
    12      1,000     16,713      6,284      6,284    100,000      9,587      9,587    100,000     14,768     14,768    100,000
    13      1,000     18,599      6,640      6,640    100,000     10,511     10,511    100,000     16,852     16,852    100,000
    14      1,000     20,579      6,963      6,963    100,000     11,449     11,449    100,000     19,130     19,130    100,000
    15      1,000     22,657      7,250      7,250    100,000     12,399     12,399    100,000     21,620     21,620    100,000

    16      1,000     24,840      7,541      7,541    100,000     13,435     13,435    100,000     24,479     24,479    100,000
    17      1,000     27,132      7,791      7,791    100,000     14,487     14,487    100,000     27,627     27,627    100,000
    18      1,000     29,539      7,992      7,992    100,000     15,551     15,551    100,000     31,093     31,093    100,000
    19      1,000     32,066      8,139      8,139    100,000     16,622     16,622    100,000     34,913     34,913    100,000
    20      1,000     34,719      8,226      8,226    100,000     17,696     17,696    100,000     39,126     39,126    100,000

  @ 65      1,000     69,761      2,779      2,779    100,000     27,921     27,921    100,000    129,447    129,447    155,337

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 34.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                        PHOENIX LIFE AND ANNUITY COMPANY            PAGE 1 OF 2

                                                          FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                             INITIAL ANNUAL PREMIUM: $1,000

                    THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                    ASSUMING CURRENT CHARGES

                                              CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT   SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE      VALUE    BENEFIT     VALUE       VALUE    BENEFIT     VALUE       VALUE    BENEFIT
   YEAR   PAYMENTS     @ 5.0%     @ 0%        @ 0%     @ 0%       @ 6%        @ 6%       @ 6%      @ 12%       @ 12%     @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
      1      1,000      1,050        601          0    100,000        648          0    100,000        694          0    100,000
      2      1,000      2,153      1,333        480    100,000      1,468        614    100,000      1,609        755    100,000
      3      1,000      3,310      2,043        848    100,000      2,314      1,119    100,000      2,607      1,412    100,000
      4      1,000      4,526      2,731      1,536    100,000      3,185      1,990    100,000      3,697      2,501    100,000
      5      1,000      5,802      3,395      2,199    100,000      4,081      2,886    100,000      4,885      3,690    100,000

      6      1,000      7,142      4,034      2,971    100,000      5,002      3,938    100,000      6,182      5,118    100,000
      7      1,000      8,549      4,648      3,715    100,000      5,948      5,015    100,000      7,597      6,664    100,000
      8      1,000     10,027      5,236      4,435    100,000      6,918      6,117    100,000      9,141      8,340    100,000
      9      1,000     11,578      5,799      5,399    100,000      7,916      7,516    100,000     10,830     10,430    100,000
     10      1,000     13,207      6,337      6,337    100,000      8,941      8,941    100,000     12,679     12,679    100,000

     11      1,000     14,917      6,858      6,858    100,000     10,002     10,002    100,000     14,710     14,710    100,000
     12      1,000     16,713      7,360      7,360    100,000     11,101     11,101    100,000     16,943     16,943    100,000
     13      1,000     18,599      7,845      7,845    100,000     12,238     12,238    100,000     19,399     19,399    100,000
     14      1,000     20,579      8,311      8,311    100,000     13,415     13,415    100,000     22,101     22,101    100,000
     15      1,000     22,657      8,759      8,759    100,000     14,634     14,634    100,000     25,077     25,077    100,000

     16      1,000     24,840      9,240      9,240    100,000     15,985     15,985    100,000     28,511     28,511    100,000
     17      1,000     27,132      9,703      9,703    100,000     17,393     17,393    100,000     32,315     32,315    100,000
     18      1,000     29,539     10,149     10,149    100,000     18,859     18,859    100,000     36,531     36,531    100,000
     19      1,000     32,066     10,574     10,574    100,000     20,386     20,386    100,000     41,205     41,205    100,000
     20      1,000     34,719     10,980     10,980    100,000     21,976     21,976    100,000     46,389     46,389    100,000

   @ 65      1,000     69,761     13,738     13,738    100,000     44,634     44,634    100,000    158,002    158,002    189,603

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 39.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                        PHOENIX LIFE AND ANNUITY COMPANY            PAGE 2 OF 2

                                                          FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                             INITIAL ANNUAL PREMIUM: $1,000

                    THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                    ASSUMING GUARANTEED CHARGES

                                              CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT   SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE      VALUE    BENEFIT     VALUE       VALUE    BENEFIT     VALUE       VALUE    BENEFIT
   YEAR   PAYMENTS     @ 5.0%     @ 0%        @ 0%     @ 0%       @ 6%        @ 6%       @ 6%      @ 12%       @ 12%     @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
     1      1,000      1,050        533          0    100,000        577          0    100,000        622          0    100,000
     2      1,000      2,153      1,198        344    100,000      1,324        470    100,000      1,456        602    100,000
     3      1,000      3,310      1,841        646    100,000      2,092        897    100,000      2,365      1,169    100,000
     4      1,000      4,526      2,462      1,266    100,000      2,881      1,686    100,000      3,355      2,160    100,000
     5      1,000      5,802      3,059      1,864    100,000      3,691      2,496    100,000      4,433      3,238    100,000

     6      1,000      7,142      3,633      2,569    100,000      4,522      3,458    100,000      5,608      4,544    100,000
     7      1,000      8,549      4,180      3,248    100,000      5,372      4,439    100,000      6,886      5,954    100,000
     8      1,000     10,027      4,702      3,901    100,000      6,241      5,440    100,000      8,280      7,479    100,000
     9      1,000     11,578      5,199      4,800    100,000      7,133      6,733    100,000      9,801      9,401    100,000
    10      1,000     13,207      5,672      5,672    100,000      8,046      8,046    100,000     11,463     11,463    100,000

    11      1,000     14,917      6,120      6,120    100,000      8,983      8,983    100,000     13,281     13,281    100,000
    12      1,000     16,713      6,542      6,542    100,000      9,943      9,943    100,000     15,271     15,271    100,000
    13      1,000     18,599      6,938      6,938    100,000     10,926     10,926    100,000     17,450     17,450    100,000
    14      1,000     20,579      7,307      7,307    100,000     11,932     11,932    100,000     19,837     19,837    100,000
    15      1,000     22,657      7,647      7,647    100,000     12,961     12,961    100,000     22,455     22,455    100,000

    16      1,000     24,840      8,001      8,001    100,000     14,091     14,091    100,000     25,467     25,467    100,000
    17      1,000     27,132      8,325      8,325    100,000     15,252     15,252    100,000     28,792     28,792    100,000
    18      1,000     29,539      8,613      8,613    100,000     16,444     16,444    100,000     32,464     32,464    100,000
    19      1,000     32,066      8,863      8,863    100,000     17,663     17,663    100,000     36,522     36,522    100,000
    20      1,000     34,719      9,073      9,073    100,000     18,912     18,912    100,000     41,011     41,011    100,000

  @ 65      1,000     69,761      8,000      8,000    100,000     34,760     34,760    100,000    137,914    137,914    165,497

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 39.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                        PHOENIX LIFE AND ANNUITY COMPANY            PAGE 1 OF 2

                                                          FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                               INITIAL ANNUAL PREMIUM: $1,000

                    THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                    ASSUMING CURRENT CHARGES

                                              CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT   SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE      VALUE    BENEFIT     VALUE       VALUE    BENEFIT     VALUE       VALUE    BENEFIT
   YEAR   PAYMENTS     @ 5.0%     @ 0%        @ 0%     @ 0%       @ 6%        @ 6%       @ 6%      @ 12%       @ 12%     @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
      1      1,000      1,050        573          0    100,574        619          0    100,619        664          0    100,664
      2      1,000      2,153      1,277        392    101,278      1,408        523    101,409      1,545        660    101,545
      3      1,000      3,310      1,958        651    101,958      2,220        913    102,220      2,504      1,197    102,504
      4      1,000      4,526      2,615      1,308    102,615      3,053      1,746    103,053      3,547      2,240    103,548
      5      1,000      5,802      3,246      1,939    103,246      3,907      2,600    103,907      4,681      3,374    104,682

      6      1,000      7,142      3,852      2,689    103,852      4,781      3,619    104,782      5,915      4,753    105,916
      7      1,000      8,549      4,429      3,412    104,429      5,674      4,657    105,675      7,255      6,238    107,256
      8      1,000     10,027      4,978      4,106    104,979      6,586      5,714    106,587      8,712      7,840    108,712
      9      1,000     11,578      5,498      5,062    105,498      7,515      7,080    107,516     10,295      9,859    110,295
     10      1,000     13,207      5,987      5,987    105,988      8,462      8,462    108,462     12,016     12,016    112,016

     11      1,000     14,917      6,452      6,452    106,452      9,431      9,431    109,431     13,893     13,893    113,894
     12      1,000     16,713      6,891      6,891    106,892     10,423     10,423    110,424     15,943     15,943    115,944
     13      1,000     18,599      7,306      7,306    107,306     11,439     11,439    111,439     18,182     18,182    118,182
     14      1,000     20,579      7,695      7,695    107,695     12,479     12,479    112,479     20,628     20,628    120,629
     15      1,000     22,657      8,058      8,058    108,058     13,541     13,541    113,542     23,302     23,302    123,302

     16      1,000     24,840      8,442      8,442    108,443     14,710     14,710    114,711     26,371     26,371    126,371
     17      1,000     27,132      8,798      8,798    108,799     15,911     15,911    115,911     29,744     29,744    129,744
     18      1,000     29,539      9,123      9,123    109,124     17,140     17,140    117,141     33,450     33,450    133,451
     19      1,000     32,066      9,415      9,415    109,416     18,398     18,398    118,399     37,524     37,524    137,524
     20      1,000     34,719      9,671      9,671    109,672     19,683     19,683    119,683     42,000     42,000    142,000

   @ 65      1,000     69,761      8,668      8,668    108,669     34,126     34,126    134,127    132,080    132,080    232,080

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                        PHOENIX LIFE AND ANNUITY COMPANY            PAGE 2 OF 2

                                                          FACE AMOUNT: $100,000
MALE 35 NEVERSMOKE                               INITIAL ANNUAL PREMIUM: $1,000

                    THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                    ASSUMING GUARANTEED CHARGES

                                              CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT   SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE      VALUE    BENEFIT     VALUE       VALUE    BENEFIT     VALUE       VALUE    BENEFIT
   YEAR   PAYMENTS     @ 5.0%     @ 0%        @ 0%     @ 0%       @ 6%        @ 6%       @ 6%      @ 12%       @ 12%     @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        511          0    100,511        554          0    100,554        597          0    100,598
        2      1,000      2,153      1,153        267    101,153      1,276        391    101,276      1,404        519    101,405
        3      1,000      3,310      1,772        465    101,773      2,017        710    102,017      2,282        975    102,282
        4      1,000      4,526      2,369      1,062    102,369      2,776      1,469    102,776      3,235      1,928    103,236
        5      1,000      5,802      2,941      1,634    102,942      3,553      2,246    103,553      4,270      2,963    104,271

        6      1,000      7,142      3,488      2,326    103,489      4,346      3,184    104,347      5,394      4,232    105,395
        7      1,000      8,549      4,008      2,990    104,008      5,155      4,137    105,155      6,613      5,596    106,614
        8      1,000     10,027      4,500      3,628    104,501      5,978      5,106    105,979      7,936      7,064    107,937
        9      1,000     11,578      4,963      4,528    104,963      6,815      6,379    106,815      9,371      8,936    109,372
       10      1,000     13,207      5,397      5,397    105,397      7,665      7,665    107,665     10,929     10,929    110,930

       11      1,000     14,917      5,798      5,798    105,798      8,524      8,524    108,525     12,618     12,618    112,619
       12      1,000     16,713      6,165      6,165    106,166      9,392      9,392    109,392     14,450     14,450    114,450
       13      1,000     18,599      6,497      6,497    106,498     10,266     10,266    110,267     16,436     16,436    116,436
       14      1,000     20,579      6,792      6,792    106,793     11,145     11,145    111,146     18,590     18,590    118,591
       15      1,000     22,657      7,048      7,048    107,048     12,025     12,025    112,026     20,926     20,926    120,927

       16      1,000     24,840      7,304      7,304    107,304     12,977     12,977    112,977     23,590     23,590    123,591
       17      1,000     27,132      7,513      7,513    107,513     13,928     13,928    113,929     26,493     26,493    126,494
       18      1,000     29,539      7,668      7,668    107,669     14,872     14,872    114,873     29,654     29,654    129,655
       19      1,000     32,066      7,766      7,766    107,766     15,803     15,803    115,804     33,094     33,094    133,094
       20      1,000     34,719      7,796      7,796    107,797     16,710     16,710    116,711     36,832     36,832    136,833

     @ 65      1,000     69,761      1,487      1,487    101,487     21,851     21,851    121,852    106,404    106,404    206,404

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 33.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                        PHOENIX LIFE AND ANNUITY COMPANY            PAGE 1 OF 2

                                                          FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                             INITIAL ANNUAL PREMIUM: $1,000

                    THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                    ASSUMING CURRENT CHARGES

                                              CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT   SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE      VALUE    BENEFIT     VALUE       VALUE    BENEFIT     VALUE       VALUE    BENEFIT
   YEAR   PAYMENTS     @ 5.0%     @ 0%        @ 0%     @ 0%       @ 6%        @ 6%       @ 6%      @ 12%       @ 12%     @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
      1      1,000      1,050        600         0     100,601        647          0    100,647        693          0    100,693
      2      1,000      2,153      1,330       476     101,331      1,465        611    101,465      1,605        751    101,605
      3      1,000      3,310      2,037       842     102,037      2,307      1,111    102,307      2,599      1,403    102,599
      4      1,000      4,526      2,720     1,525     102,720      3,172      1,977    103,172      3,681      2,486    103,681
      5      1,000      5,802      3,377     2,182     103,378      4,060      2,864    104,060      4,859      3,663    104,859

      6      1,000      7,142      4,009     2,945     104,010      4,970      3,906    104,971      6,141      5,077    106,141
      7      1,000      8,549      4,613     3,681     104,614      5,901      4,969    105,902      7,535      6,602    107,535
      8      1,000     10,027      5,189     4,388     105,190      6,854      6,053    106,854      9,052      8,251    109,052
      9      1,000     11,578      5,739     5,339     105,739      7,828      7,429    107,829     10,705     10,305    110,705
     10      1,000     13,207      6,261     6,261     106,262      8,827      8,827    108,827     12,507     12,507    112,507

     11      1,000     14,917      6,764     6,764     106,764      9,855      9,855    109,856     14,480     14,480    114,480
     12      1,000     16,713      7,247     7,247     107,247     10,915     10,915    110,916     16,641     16,641    116,642
     13      1,000     18,599      7,709     7,709     107,710     12,008     12,008    112,009     19,009     19,009    119,009
     14      1,000     20,579      8,151     8,151     108,152     13,134     13,134    113,134     21,603     21,603    121,603
     15      1,000     22,657      8,574     8,574     108,574     14,294     14,294    114,294     24,447     24,447    124,447

     16      1,000     24,840      9,026     9,026     109,026     15,575     15,575    115,575     27,717     27,717    127,718
     17      1,000     27,132      9,457     9,457     109,458     16,902     16,902    116,902     31,323     31,323    131,324
     18      1,000     29,539      9,868     9,868     109,869     18,275     18,275    118,276     35,299     35,299    135,300
     19      1,000     32,066     10,256    10,256     110,256     19,695     19,695    119,696     39,682     39,682    139,683
     20      1,000     34,719     10,621    10,621     110,622     21,165     21,165    121,165     44,517     44,517    144,518

   @ 65      1,000     69,761     12,646    12,646     112,646     40,675     40,675    140,675    145,172    145,172    245,173

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                        PHOENIX LIFE AND ANNUITY COMPANY            PAGE 2 OF 2

                                                          FACE AMOUNT: $100,000
FEMALE 35 NEVERSMOKE                             INITIAL ANNUAL PREMIUM: $1,000

                    THE FLEX EDGE SUCCESS -- A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                    ASSUMING GUARANTEED CHARGES

                                              CASH                             CASH                             CASH
           ASSUMED     PREMIUM    ACCOUNT   SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH
           PREMIUM     ACCUM.      VALUE      VALUE    BENEFIT     VALUE       VALUE    BENEFIT     VALUE       VALUE    BENEFIT
   YEAR   PAYMENTS     @ 5.0%     @ 0%        @ 0%     @ 0%       @ 6%        @ 6%       @ 6%      @ 12%       @ 12%     @ 12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
      1      1,000      1,050        532          0    100,533        576          0    100,577        620          0    100,621
      2      1,000      2,153      1,195        341    101,195      1,321        467    101,321      1,452        598    101,453
      3      1,000      3,310      1,834        639    101,835      2,085        889    102,085      2,356      1,161    102,357
      4      1,000      4,526      2,451      1,256    102,451      2,868      1,673    102,869      3,339      2,144    103,340
      5      1,000      5,802      3,042      1,847    103,043      3,670      2,475    103,671      4,407      3,212    104,408

      6      1,000      7,142      3,608      2,545    103,609      4,491      3,427    104,491      5,567      4,503    105,568
      7      1,000      8,549      4,147      3,214    104,147      5,326      4,394    105,327      6,826      5,893    106,826
      8      1,000     10,027      4,657      3,856    104,658      6,179      5,378    106,179      8,193      7,392    108,193
      9      1,000     11,578      5,141      4,741    105,142      7,048      6,648    107,048      9,679      9,279    109,679
     10      1,000     13,207      5,598      5,598    105,599      7,935      7,935    107,936     11,296     11,296    111,297

     11      1,000     14,917      6,029      6,029    106,029      8,840      8,840    108,840     13,057     13,057    113,058
     12      1,000     16,713      6,431      6,431    106,432      9,762      9,762    109,762     14,975     14,975    114,976
     13      1,000     18,599      6,805      6,805    106,806     10,699     10,699    110,700     17,064     17,064    117,065
     14      1,000     20,579      7,148      7,148    107,149     11,651     11,651    111,652     19,339     19,339    119,339
     15      1,000     22,657      7,461      7,461    107,461     12,618     12,618    112,618     21,818     21,818    121,818

     16      1,000     24,840      7,783      7,783    107,783     13,671     13,671    113,672     24,654     24,654    124,654
     17      1,000     27,132      8,070      8,070    108,071     14,743     14,743    114,743     27,761     27,761    127,761
     18      1,000     29,539      8,319      8,319    108,320     15,829     15,829    115,830     31,164     31,164    131,165
     19      1,000     32,066      8,525      8,525    108,525     16,925     16,925    116,926     34,889     34,889    134,890
     20      1,000     34,719      8,686      8,686    108,686     18,030     18,030    118,030     38,970     38,970    138,970

   @ 65      1,000     69,761      6,767      6,767    106,768     29,852     29,852    129,852    120,545    120,545    220,545

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 38.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.80% for 15 years, then 1.25% thereafter (includes mortality and expense risk charge of 0.8% for 15 years, then 0.25% and average fund operating expenses of 1.00% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A GIA providing interest at a minimum guaranteed rate of 4% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     [VERSION B]

                                                          PHOENIX CORPORATE EDGE

                                                         VARIABLE UNIVERSAL LIFE
                                                                INSURANCE POLICY

                                                                       Issued by

                                                                PHOENIX LIFE AND
                                                                 ANNUITY COMPANY

FOR POLICYHOLDER SERVICE, PLEASE CONTACT US AT:

[envelope]  ANDESA TPA, INC.
            1605 N CEDAR CREST BLVD, SUITE 502
            ALLENTOWN, PA 18104
[telephone] 610/439-5256


PROSPECTUS                                                      OCTOBER 29, 1999
                                               AS SUPPLEMENTED DECEMBER 20, 1999

    This prospectus describes an individual flexible premium variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force.

    You may allocate net premiums and cash value to one or more of the Subaccounts of the VUL Account and the Guaranteed Interest Account. The assets of each Subaccount will be used to purchase, at net asset value, shares of a series in the following designated underlying Funds.

THE PHOENIX EDGE SERIES FUND
  MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
  [diamond] Phoenix-Aberdeen International Series
  [diamond] Phoenix-Engemann Capital Growth Series
  [diamond] Phoenix-Engemann Nifty Fifty Series
  [diamond] Phoenix-Goodwin Money Market Series
  [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series
  [diamond] Phoenix-Hollister Value Equity Series
  [diamond] Phoenix-Oakhurst Balanced Series
  [diamond] Phoenix-Oakhurst Growth and Income Series
  [diamond] Phoenix-Oakhurst Strategic Allocation Series^
  [diamond] Phoenix-Seneca Mid-Cap Growth Series
  [diamond] Phoenix-Seneca Strategic Theme Series

  MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
  [diamond] Phoenix-Aberdeen New Asia Series

  MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
  [diamond] Phoenix-Duff & Phelps Real Estate Securities Series

  MANAGED BY PHOENIX VARIABLE ADVISORS, INC.
  [diamond] Phoenix Research Enhanced Index Series
  [diamond] Phoenix-Bankers Trust Dow 30 Series
  [diamond] Phoenix-Federated U.S. Government Bond Series
  [diamond] Phoenix-Janus Equity Income Series
  [diamond] Phoenix-Janus Flexible Income Series
  [diamond] Phoenix-Janus Growth Series
  [diamond] Phoenix-Morgan Stanley Focus Equity Series
  [diamond] Phoenix-Schafer Mid-Cap Value Series

BT INSURANCE FUNDS TRUST
  MANAGED BY BANKERS TRUST COMPANY
  [diamond] EAFE[registered trademark] Equity Index Fund

FEDERATED INSURANCE SERIES
  MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
  [diamond] Federated Fund for U.S. Government Securities II
  [diamond] Federated High Income Bond Fund II

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
  MANAGED BY MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. [diamond] Technology Portfolio

TEMPLETON VARIABLE PRODUCTS SERIES FUND
  MANAGED BY TEMPLETON INVESTMENT COUNSEL, INC.
  [diamond] Templeton Asset Allocation Fund -- Class 2
  [diamond] Templeton International Fund -- Class 2
  [diamond] Templeton Stock Fund -- Class 2

  MANAGED BY TEMPLETON ASSET MANAGEMENT, LTD.
  [diamond] Templeton Developing Markets Fund -- Class 2

  MANAGED BY FRANKLIN MUTUAL ADVISERS,  LLC
  [diamond] Mutual Shares Investments Fund -- Class 2


WANGER ADVISORS TRUST
  MANAGED BY WANGER ASSET MANAGEMENT, L.P.
  [diamond] Wanger Foreign Forty
  [diamond] Wanger International Small Cap
  [diamond] Wanger Twenty
  [diamond] Wanger U.S. Small Cap

    It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any taxes.

    The policy is not a deposit or obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

    The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    This prospectus is valid only if accompanied or preceded by current prospectuses for the Funds. You should read and keep these prospectuses for future reference.

                                                       TABLE OF CONTENTS

Heading                                                                                                                     Page
--------------------------------------------------------------------------------------------------------------------------------
PART I--GENERAL POLICY PROVISIONS..........................................................................................    6
    SUMMARY ...............................................................................................................    6
        Availability.......................................................................................................    6
        Underwriting.......................................................................................................    6
        Charges under the Policy...........................................................................................    6
        Deductions from Premiums...........................................................................................    8
            Sales Charge...................................................................................................    8
            State Premium Tax Charge.......................................................................................    8
            Deferred Acquisition Cost (DAC) Tax Charge.....................................................................    8
        Policy Value Charges...............................................................................................    8
            Administrative Charge..........................................................................................    8
            Cost of Insurance..............................................................................................    8
            Mortality and Expense Risk Fee.................................................................................    8
            Rider Charge...................................................................................................    8
            Charges for Federal Income Taxes...............................................................................    8
            Fund Charges...................................................................................................    8
        Other Charges......................................................................................................   10
            Partial Surrender Fee..........................................................................................   10
            Loan Interest Rate Expense Charge..............................................................................   10
        Reduction in Charges...............................................................................................   10
    PHOENIX LIFE AND ANNUITY COMPANY AND THE VUL ACCOUNT...................................................................   11
        PLAC...............................................................................................................   11
        The VUL Account....................................................................................................   11
    PERFORMANCE HISTORY....................................................................................................   11
    INVESTMENTS OF THE VUL ACCOUNT.........................................................................................   11

        Participating Investment Funds.....................................................................................   11
            The Phoenix Edge Series Fund...................................................................................   11
            BT Insurance Funds Trust.......................................................................................   12
            Federated Insurance Series.....................................................................................   12
            Morgan Stanley Dean Witter Universal Funds, Inc................................................................   13
            Templeton Variable Products Series Fund........................................................................   13
            Wanger Advisors Trust..........................................................................................   13
        Investment Advisors................................................................................................   14
        Services of the Advisors...........................................................................................   14
        Reinvestment and Redemption........................................................................................   14
        Substitution of Investments........................................................................................   15
        The Guaranteed Interest Account....................................................................................   15
    PREMIUMS...............................................................................................................   15
        Minimum Premiums...................................................................................................   15
        Allocation of Issue Premium........................................................................................   16
        Free Look Period...................................................................................................   16
        Account Value......................................................................................................   16

            Transfer of Policy Value.......................................................................................   16
            Systematic Transfers for Dollar Cost Averaging.................................................................   16
        Automatic Asset Rebalancing........................................................................................   17
        Determination of Subaccount Values.................................................................................   17
        Death Benefit under the Policy.....................................................................................   17
            Minimum Face Amount............................................................................................   17
            Death Benefit Options..........................................................................................   18
        Changes in Face Amount of Insurance................................................................................   18
            Requests for Increase in Face Amount...........................................................................   18

        Decreases in Face Amount and Partial Surrender: Effect on Death Benefit............................................   18
            Requests for Decrease in Face Amount...........................................................................   18
        Surrenders.........................................................................................................   18
            General........................................................................................................   18
            Full Surrenders................................................................................................   19
            Partial Surrenders.............................................................................................   19
        Policy Loans.......................................................................................................   19
            Source of Loan.................................................................................................   19
            Interest.......................................................................................................   19
            Interest Credited on Loaned Value..............................................................................   19
            Repayment......................................................................................................   19
            Effect of Loan.................................................................................................   20
        Lapse..............................................................................................................   20
        Additional Insurance Option........................................................................................   20
        Additional Rider Benefits..........................................................................................   20
PART II--ADDITIONAL POLICY PROVISIONS......................................................................................   21
        Postponement of Payments...........................................................................................   21
        Payment by Check...................................................................................................   21
        The Contract.......................................................................................................   21
        Suicide............................................................................................................   21
        Incontestability...................................................................................................   21
        Change of Owner or Beneficiary.....................................................................................   21
        Assignment.........................................................................................................   21
        Misstatement of Age or Sex.........................................................................................   21
        Surplus............................................................................................................   21
    PAYMENT OF PROCEEDS....................................................................................................   21
        Surrender and Death Benefit Proceeds...............................................................................   21
        Payment Options....................................................................................................   22
            Option 1--Lump sum..............................................................................................  22
            Option 2--Left to earn interest.................................................................................  22
            Option 3--Payment for a specific period.........................................................................  22
            Option 4--Life annuity with specified period certain............................................................  22
            Option 5--Life annuity..........................................................................................  22
            Option 6--Payments of a specified amount........................................................................  22
            Option 7--Joint survivorship annuity with 10-year period certain................................................  22
PART III--OTHER IMPORTANT INFORMATION.......................................................................................  23
    FEDERAL TAX CONSIDERATIONS.............................................................................................   23
        Introduction.......................................................................................................   23
        PLAC's Tax Status..................................................................................................   23
        Policy Benefits....................................................................................................   23
            Death Benefit Proceeds.........................................................................................   23
            Full Surrender.................................................................................................   23
            Partial Surrender..............................................................................................   23
            Loans..........................................................................................................   23
        Business-Owned Policies............................................................................................   24
        Modified Endowment Contracts.......................................................................................   24
            General........................................................................................................   24
            Reduction in Benefits During the First 7 Years.................................................................   24
            Distributions Affected.........................................................................................   24
            Penalty Tax....................................................................................................   24
            Material Change Rules..........................................................................................   24
            Serial Purchase of Modified Endowment Contracts................................................................   25
        Limitations on Unreasonable Mortality and Expense Charges..........................................................   25
        Diversification Standards..........................................................................................   25
        Change of Ownership or Insured or Assignment.......................................................................   25
        Other Taxes........................................................................................................   25
    VOTING RIGHTS .........................................................................................................   25

    THE DIRECTORS AND EXECUTIVE OFFICERS OF PLAC...........................................................................   26
    SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS ...............................................................................   26
    SALES OF POLICIES .....................................................................................................   26
    STATE REGULATION ......................................................................................................   27
    REPORTS ...............................................................................................................   27
    LEGAL PROCEEDINGS .....................................................................................................   27
    LEGAL MATTERS .........................................................................................................   27
    REGISTRATION STATEMENT ................................................................................................   27
    YEAR 2000 ISSUE........................................................................................................   27
    FINANCIAL STATEMENTS ..................................................................................................   27
    APPENDIX A GLOSSARY OF SPECIAL TERMS...................................................................................   49
    APPENDIX B PERFORMANCE HISTORY.........................................................................................   50
    APPENDIX C ILLUSTRATIONS...............................................................................................   54



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                               PART I--GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------

SUMMARY
--------------------------------------------------------------------------------
    This is a summary that describes the general provisions of the policy.

    Certain provisions of the policy described in this prospectus may differ in a particular state because of specific state requirements.

    Throughout the prospectus, Phoenix Life and Annuity Company is referred to as PLAC, we, us or our and the policyholder is referred to as you or your.

    We define the following terms in the Glossary of Appendix A:

    ATTAINED AGE                    POLICY ANNIVERSARY
    BENEFICIARY                     POLICY DATE
    DEBT                            POLICY VALUE
    FUNDS                           POLICY YEAR
    GENERAL ACCOUNT                 SERIES
    ISSUE PREMIUM                   SUBACCOUNTS
    MONTHLY CALCULATION DAY         TARGET PREMIUM
    NET ASSET VALUE                 VALUATION DATE
    PAYMENT DATE                    VALUATION PERIOD
    PLANNED ANNUAL PREMIUM          VUL ACCOUNT (ACCOUNT)


    If there is ever a difference between the provisions within this prospectus and the provisions of the policy, the policy provisions will control.

AVAILABILITY
    The policy is available on a "case" basis. We may consider one person as a case. All policies within a case are aggregated for purposes of determining policy dates, loan rates and underwriting requirements. If an individual owns the policy as part of a case, he or she may exercise all rights under the policy through his or her employer or sponsoring organization. After termination of employment or other such relationship, the individual may exercise such rights directly with us.

    For fully underwritten policies, the age of the insured at the time of issue generally must be between ages 18 through 85 as of his or her birthday nearest the policy anniversary.

    For policies that are underwritten using simplified or guaranteed issue programs, generally the maximum age of the insured at the time of issue is age 70 for simplified and 64 for guaranteed issue.

    The minimum face amount of insurance per policy issued is $50,000.

    You can purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective Insured consents.

UNDERWRITING
    Currently, we offer 3 types of underwriting:

[diamond] fully underwritten;

[diamond] simplified issue underwriting; and

[diamond] guaranteed issue underwriting.

    Your cost of insurance charges will vary based on the type of underwriting we use.

CHARGES UNDER THE POLICY
    We deduct certain charges from your policy to compensate us for:

    1.  our expenses in selling the policy;

    2.  underwriting and issuing the policy;

    3.  premium and federal taxes incurred on premiums received;

    4.  providing insurance benefits under your policy; and

    5. assuming certain risks in connection with the policy.

    These charges are summarized in the following chart.

                                                    CHARGES UNDER THE POLICY
------------------------------------------------------------------------------------------------------------------------------------
                       CHARGES                              CURRENT RATE                             GUARANTEED RATE
------------------------------------------------------------------------------------------------------------------------------------
DEDUCTIONS FROM         SALES CHARGE              Policy years 1 - 7:7.0% of premiums     Policy years 1 - 7: 9.0% of premiums.
PREMIUMS                                          up to the target premium and 0% on      Policy year 8+: 3.0% of all premiums.
                                                  amounts in excess of the target
                                                  premium.
                                                  Policy year 8+: 0% of all premiums.
                        ------------------------------------------------------------------------------------------------------------
                        STATE PREMIUM             0.75% to 4.0% of each premium            This charge will always equal the
                        TAX                       depending on your state's applicable     applicable state rate.
                                                  rate.
                        ------------------------------------------------------------------------------------------------------------
                        DEFERRED ACQUISITION      1.5% of each premium.                   This  charge  will  always  equal  the
                        COST TAX CHARGE                                                   actual cost to us for the DAC tax.
                        (DAC TAX)
                        ------------------------------------------------------------------------------------------------------------
POLICY VALUE            ADMINISTRATIVE CHARGE     $5 per month ($60 annually)             $10 per month ($120  annually)  except
CHARGES                                                                                   New  York,   $7.50   per  month   ($90
                                                                                          annually)
                        ------------------------------------------------------------------------------------------------------------
                        COST OF INSURANCE         A per thousand rate multiplied by       The maximum monthly cost of insurance
                        CHARGE                    the amount at risk each month. This     charge for each $1,000 of insurance is
                                                  charge varies by the Insured's issue    shown on your policy's schedule pages.
                                                  age, policy duration, gender and
                                                  underwriting class.
                        ------------------------------------------------------------------------------------------------------------
                        MORTALITY AND EXPENSE     0.50% annually in policy years 1-10     0.90% annually in all policy years
                        RISK CHARGE               0.25% annually in policy years 11+
                        ------------------------------------------------------------------------------------------------------------
                        FUND CHARGES              SEE FUND CHARGE TABLE                   SEE FUND CHARGE TABLE
------------------------------------------------------------------------------------------------------------------------------------
OTHER CHARGES           PARTIAL SURRENDER FEE     None                                    2.0% of the amount withdrawn, but not
                                                                                          greater than $25.
                        ------------------------------------------------------------------------------------------------------------
                        TRANSFERS BETWEEN         None                                    $10 per  transfer  after  the  first 2
                        SUBACCOUNTS                                                       transfers  in any given  policy  year,
                                                                                          (after 12 transfers in New York).
                        ------------------------------------------------------------------------------------------------------------
                        LOAN INTEREST RATE        The rates in effect before the 16th     The guaranteed rates before the Insured
                        CHARGED                   policy year and before the Insured      reaches age 65 in all states
                                                  reaches 65 for all states except        Policy year 1 - 10:      4.75%
                                                  New York and New Jersey are             Policy year 11 - 15:     4.50%
                                                    Policy year 1 - 10:      2.75%        Policy year 16+:         4.25%
                                                    Policy year 11 - 15:     2.50%
                                                    Policy year 16+:         2.25%
                                                  The rates in effect before the 16th
                                                  policy year and before the Insured
                                                  reaches age 65 in New York and New
                                                  Jersey are:
                                                    Policy year 1 - 10:      4.75%
                                                    Policy year 11 - 15:     4.50%
                                                    Policy year 16+:         4.25%
------------------------------------------------------------------------------------------------------------------------------------

DEDUCTIONS FROM PREMIUMS
    Before we allocate your premium to the Subaccounts or the Guaranteed Interest Account, we deduct a sales charge, a state premium tax and a federal tax to cover the estimated cost to us for deferred acquisition costs.

SALES CHARGE
    We deduct a sales charge from your premium for the costs we incur in the sales and distribution of the policies.

STATE PREMIUM TAX CHARGE
    States assess premium taxes at various rates. We deduct the applicable state rate from each premium to cover the cost of the premium taxes assessed against us by the state.

    We may increase or decrease this charge if there is a change in the tax or change of residence.

DEFERRED ACQUISITION COST ("DAC") TAX CHARGE
    This tax is associated with our federal tax liability under Internal Revenue Code Section 848.

POLICY VALUE CHARGES
    On each monthly calculation day, we deduct the following charges from your policy value:

    1.  administrative charge

    2.  cost of insurance charge

    3.  mortality and expense risk fee

    4.  a charge for the cost of riders if applicable

    The amount deducted is allocated among the Subaccounts and the unloaned portion of the Guaranteed Interest Account based on an allocation schedule specified by you. You initially select this schedule in your application.

1.  ADMINISTRATIVE CHARGE
    We assess a monthly charge for the expenses we incur in administering the policy. This charge reimburses us for the cost of daily administration of services such as billing and collections, monthly processing, updating daily values and communicating with policyholders.

2.  COST OF INSURANCE
    We deduct a charge to cover the cost of insurance coverage on each monthly calculation day. This charge is based on:

[diamond] Insured's gender;

[diamond] Insured's age at issue;

[diamond] policy year in which we make the deduction;

[diamond] Insured's tobacco use classification;

[diamond] rating class of the policy; and

[diamond] underwriting classification of the case.

    To determine the monthly cost of insurance, we multiply the appropriate cost of insurance rate by the difference between your policy's death benefit and the policy value. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose policies have been in force for the same length of time.

3.  MORTALITY AND EXPENSE RISK CHARGE
    We charge the Subaccounts for the mortality and expense risks we assume. This charge is deducted from the value of each Subaccount's assets attributable to the policies.

    The mortality risk we assume is that the group of lives we insure under our policies may, on average, live for a shorter period of time than we estimated.

    The expense risk we assume is that our cost of issuing and administering the policies may be more than we estimated.

    If all the money we collect from this charge is not required to cover the cost of death benefits and other expenses, it will be a gain to us. If the money we collect is not enough to cover our costs, we will still provide for death benefits and expenses.

4.  RIDER CHARGE
    We will deduct any applicable monthly rider charges for the additional benefit provided to you by the rider.

CHARGES FOR FEDERAL INCOME TAXES
    We currently do not charge the VUL Account for federal income taxes attributable to it. In the future, we may charge to cover these taxes or any other tax liability of the VUL Account.

FUND CHARGES
    Please refer to the following chart for a listing of fund charges.

ANNUAL FUND EXPENSES FOR THE YEAR ENDING DECEMBER 31, 1998 AFTER REIMBURSEMENT

                                                           INVESTMENT                        OTHER OPERATING    TOTAL ANNUAL
                        SERIES                           MANAGEMENT FEE    RULE 12B-1 FEES      EXPENSES       FUND EXPENSES(1)
--------------------------------------------------------------------------------------------------------------------------------
Phoenix Research Enhanced Index                                .45%                0%              .10%              .55%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                 .75%                0%              .23%              .98%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia                                     1.00%                0%              .25%             1.25%
--------------------------------------------------------------------------------------------------------------------------------

Phoenix-Bankers Trust Dow 30                                   .35%                0%              .15%              .50%(2)

--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                   .75%                0%              .25%             1.00%
--------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Capital Growth                                .62%                0%              .07%              .69%

--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty                                   .90%                0%              .15%             1.05%
--------------------------------------------------------------------------------------------------------------------------------

Phoenix-Federated U.S. Government Bond                         .60%                0%              .15%              .75%(2)

--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                                   .40%                0%              .15%              .55%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                      .50%                0%              .14%              .64%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                                 .70%                0%              .15%              .85%
--------------------------------------------------------------------------------------------------------------------------------

Phoenix-Janus Equity Income                                    .85%                0%              .15%             1.00%(2)
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                                  .80%                0%              .15%              .95%(2)
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth                                           .85%                0%              .15%             1.00%(2)
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity                            .85%                0%              .15%             1.00%(2)
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced                                      .55%                0%              .13%              .68%

--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                             .70%                0%              .15%              .85%
--------------------------------------------------------------------------------------------------------------------------------

Phoenix-Oakhurst Strategic Allocation                          .58%                0%              .10%              .68%

--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value                                 1.05%                0%              .15%             1.20%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                  .80%                0%              .25%             1.05%
--------------------------------------------------------------------------------------------------------------------------------

Phoenix-Seneca Strategic Theme                                 .75%                0%              .24%              .99%

--------------------------------------------------------------------------------------------------------------------------------
EAFE(R)Equity Index                                              0%                0%              .65%              .65%
--------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond                                     .60%                0%              .18%              .78%
--------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities                  .52%                0%              .33%              .85%
--------------------------------------------------------------------------------------------------------------------------------

Technology Portfolio                                           .80%                0%             1.15%             1.95%(2)

--------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Investments                                        0%              .25%             1.00%             1.25%
--------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Allocation                                     .60%              .25%              .18%             1.03%
--------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets                                  1.25%              .25%              .41%             1.91%
--------------------------------------------------------------------------------------------------------------------------------
Templeton International                                        .69%              .25%              .17%             1.11%
--------------------------------------------------------------------------------------------------------------------------------
Templeton Stock                                                .70%              .25%              .19%             1.14%
--------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                           .95%                0%              .50%             1.45%
--------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                1.27%                0%              .28%             1.55%
--------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                  .90%                0%              .45%             1.35%
--------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                          .96%                0%              .06%             1.02%
--------------------------------------------------------------------------------------------------------------------------------

(1)  Each Series pays a portion or all of its total annual expenses other than the management fee. The Phoenix Research Enhanced Index Series will pay up to .10%; the Phoenix-Bankers Trust Dow 30, Phoenix-Federated U.S.
     Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible
     Income, Phoenix-Janus Growth, Phoenix-Engemann Capital Growth,
     Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Oakhurst Strategic
     Allocation, Phoenix-Goodwin Money Market, Phoenix-Oakhurst Balanced,
     Phoenix-Engemann Nifty Fifty, Phoenix-Oakhurst Growth and Income,
     Phoenix-Hollister Value Equity and Phoenix-Schafer Mid-Cap Value Series
     will pay up to .15%; the Phoenix-Duff & Phelps Real Estate Securities,
     Phoenix-Seneca Strategic Theme, Phoenix-Aberdeen New Asia and
     Phoenix-Seneca Mid-Cap Growth Series will pay up to .25%; and the
     Phoenix-Aberdeen International Series will pay up to .40% for the fiscal year ending December 31, 1998. Absent expense reimbursement, total annual expenses were:
         Phoenix Research Enhanced Index                .82%             Phoenix-Hollister Value Equity            2.46%
         Phoenix-Aberdeen International                 .98%             Phoenix-Oakhurst Balanced                  .68%
         Phoenix-Aberdeen New Asia                     2.50%             Phoenix-Oakhurst Growth and Income        1.46%
         Phoenix-Duff & Phelps Real Estate Securities  1.01%             Phoenix-Oakhurst Strategic Allocation      .68%
         Phoenix-Engemann Capital Growth                .69%             Phoenix-Schafer Mid-Cap Value             2.77%
         Phoenix-Engemann Nifty Fifty                  2.58%             Phoenix-Seneca Mid-Cap Growth             2.81%
         Phoenix-Goodwin Money Market                   .55%             Phoenix-Seneca Strategic Theme             .99%
         Phoenix-Goodwin Multi-Sector Fixed Income      .64%
     The Wanger Foreign Forty will pay up to .45%, the Wanger U.S. Small Cap
     Series will pay up to .50%, the Wanger International Small Cap will pay up to .60%, and the Wanger Twenty will pay up to .40%. Absent expense reimbursement, Total Annual Expenses are estimated to be approximately
     1.45% for Wanger Foreign Forty, 1.55% for Wanger International Small Cap,
     1.35% for Wanger Twenty and 1.02% for Wanger U.S. Small Cap for the fiscal year ending December 31, 1999. Expenses may be higher or lower than those shown but are subject to expense limitations as noted.
(2)  These are new series and expenses are estimated. Absent Expense reimbursement, the projected Total Annual Expenses for the year ended
     December 31, 1999 are expected to be as follows:
         Phoenix-Bankers Trust Dow 30               1.75%            Phoenix-Janus Flexible Income              2.45%
         Phoenix-Federated U.S. Government Bond     2.30%            Phoenix-Janus Growth                       1.90%
         Phoenix-Janus Equity Income                2.25%            Phoenix-Morgan Stanley Focus Equity        2.15%

OTHER CHARGES

PARTIAL SURRENDER FEE
    We reserve the right to deduct a charge from each withdrawal.

LOAN INTEREST RATE EXPENSE CHARGE
    We deduct a charge from the loan interest rate. This charge reimburses us for expenses we incur in administering your loan. This rate varies by policy year.

REDUCTION IN CHARGES
    The policy is available for purchase by individuals, corporations and other groups. For group or sponsored arrangements (including our employees and their family members) and for special exchange programs that we may make available, we reserve the right to reduce or eliminate the sales load, mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges or other charges normally assessed on certain multiple life cases where it is expected that the size or nature of such cases will result in savings of sales, underwriting, administrative or other costs.

    Eligibility for the amount of these reductions will be determined by a number of factors including:
    [bullet] the number of insureds,
    [bullet] the total premium expected to be paid, [bullet] the total assets under management for the policyowner, [bullet] the nature of the relationship among individual insureds, [bullet] the purpose for which the policies are being purchased, and other circumstances which in our opinion are rationally related to the expected reduction in expenses. Any variations in the charge structure will be determined in a uniform manner reflecting differences in costs of services and not unfairly discriminatory to policyholders.

PHOENIX LIFE AND ANNUITY COMPANY AND THE VUL ACCOUNT
--------------------------------------------------------------------------------
PLAC

    We are an indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix"). Our executive office is located at One American Row, Hartford, Connecticut 06102-5056, and our main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. We are a Connecticut stock company, formed to write life insurance and annuity contracts. Formerly, PLAC was Savers Life Insurance Company of America, chartered in Missouri in 1981. We redomesticated to Connecticut in April, 1997.

THE VUL ACCOUNT
    The VUL Account is a separate account of PLAC, established on July 1, 1996 and governed under the laws of Connecticut. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, and meets the definition of a "separate account" under that Act. This registration does not involve supervision of the management of the VUL Account or PLAC by the SEC.

    The VUL Account is divided into Subaccounts, each of which is available for allocation of policy value. Each Subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional Subaccounts which will be made available to existing policyowners to the extent and on a basis decided by us. See "Investments of the VUL Account--Participating Investment Funds."

    PLAC does not guarantee the investment performance of the VUL Account or any of its Subaccounts. Contributions to the overall policy value allocated to the VUL Account depend on the chosen Fund's investment performance. Thus, you bear the full investment risk for all monies invested in the VUL Account.

    The VUL Account is part of the general business of PLAC, but the gains or losses of the VUL Account belong solely to the VUL Account. The gains or losses of any other business we may conduct do not affect the VUL Account. Under Connecticut law, the assets of the VUL Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy are general corporate obligations of PLAC.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the VUL Account Subaccounts in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. See "Appendix B" for more information.

INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    Certain Subaccounts invest in corresponding series of The Phoenix Edge Series Fund. The following series are currently available:

    PHOENIX RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is high total return. The Phoenix Research Enhanced Index Series invests in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. It invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is a high total return consistent with reasonable risk. The Phoenix-Aberdeen International Series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The series provides a means for investors to invest a portion of their assets outside the United States.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The investment objective of the series is long-term capital appreciation. The Phoenix-Aberdeen New Asia Series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.


    PHOENIX-BANKERS TRUST DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial AverageSM (the "DJIASM") before fund expenses.


    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is capital appreciation and income with approximately equal emphasis. Under normal circumstances, the Phoenix-Duff & Phelps Real Estate Securities Series invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.


    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Engemann Capital Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the series is long-term capital appreciation. The Phoenix-Engemann Nifty Fifty Series invests in approximately 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the series' assets are invested in common stocks of high quality growth companies. The remaining portion is invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.


    PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The investment objective of the series is to maximize total return by investing primarily in debt obligations of the U.S. Government, its agencies and instrumentalities.


    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Money Market Series invests exclusively in high quality money market instruments.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The investment objective of the series is long-term total return. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation, with a secondary investment objective of current income. The Phoenix-Hollister Value Equity Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.


    PHOENIX-JANUS EQUITY INCOME SERIES: The investment objective of the series is to seek current income and long-term growth of capital.

    PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.

    PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

    PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation by investing primarily in equity securities.

    PHOENIX-OAKHURST BALANCED SERIES: The investment objective of the series is to seek reasonable income, long-term capital growth and conservation of capital. The Phoenix-Oakhurst Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.


    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Growth and Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.


    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Phoenix-Oakhurst Strategic Allocation Series invests in stocks, bonds and money market instruments in accordance with the investment advisor's appraisal of investments most likely to achieve the highest total return.


    PHOENIX-SCHAFER MID-CAP VALUE SERIES: The primary investment objective of the series is long-term capital appreciation, with current income as the secondary investment objective. The Phoenix-Schafer Mid-Cap Value Series invests in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Phoenix-Seneca Mid-Cap Growth Series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.


    PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Phoenix-Seneca Strategic Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.


BT INSURANCE FUNDS TRUST
    A certain Subaccount invests in a corresponding series of the BT Insurance Funds Trust. The following series is currently available:

    EAFE(R) EQUITY INDEX FUND: The series seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index"), which emphasizes major stock market performance of companies in Europe, Australia and the Far East. The series invests in a statistically selected sample of the securities found in the EAFE(R) Index.

FEDERATED INSURANCE SERIES
    Certain Subaccounts invest in corresponding series of the Federated Insurance Series. The following series are currently available:

    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the series is current income. The Federated Fund for U.S. Government Securities II invests primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the series is high current income. The Federated High Income Bond Fund II invests primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.


MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
    A certain subaccount invests in a corresponding series of the Morgan Stanley Dean Witter Universal Funds, Inc. The following series is currently available:

    TECHNOLOGY PORTFOLIO: The investment objective of the series is to seek long-term capital appreciation by investing primarily in equity securities of companies that the investment advisor expects to benefit from their involvement in technology and technology-related industries.


TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Certain Subaccounts invest in Class 2 shares of a corresponding series of the Templeton Variable Products Series Fund. The following series are currently available:

    MUTUAL SHARES INVESTMENT FUND: The primary investment objective of the series is capital appreciation with income as a secondary objective. The Mutual Shares Investments Fund invests in domestic equity securities that the manager believes are significantly undervalued.

    TEMPLETON ASSET ALLOCATION FUND: The investment objective of the series is a high level of total return. The Templeton Asset Allocation Fund invests in stocks of companies of any nation, bonds of companies and governments of any nation, and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries.

    TEMPLETON DEVELOPING MARKETS FUND: The investment objective of the series is long-term capital growth. The Templeton Developing Markets Fund invests primarily in emerging market equity securities.

    TEMPLETON INTERNATIONAL FUND: The investment objective of the series is long-term capital growth. The Templeton International Fund invests primarily in stocks of companies located outside the United States, including emerging markets.

    TEMPLETON STOCK FUND: The investment objective of the series is long-term capital growth. The Templeton Stock Fund invests primarily in common stocks issued by companies in various nations throughout the world, including the U.S. and emerging markets.

WANGER ADVISORS TRUST
    Certain Subaccounts invest in corresponding series of the Wanger Advisors Trust. The following series are currently available:

    WANGER FOREIGN FORTY: The investment objective of the series is long-term capital growth. The Wanger Foreign Forty Series invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is long-term capital growth. The Wanger International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER TWENTY: The investment objective of the series is long-term capital growth. The Wanger Twenty Series invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

    WANGER U.S. SMALL CAP: The investment objective of the series is long-term capital growth. The Wanger U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    Each series will be subject to market fluctuations and the risks that come with the ownership of any security. There can be no assurance that any series will achieve its stated investment objective.

    In addition to being sold to the Account, shares of all of the funds may be sold to other separate accounts of Phoenix or its affiliates. Shares of certain funds may also be sold to the separate accounts of other insurance companies.

    It is possible that in the future there may be no advantage for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither PLAC nor the funds' trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contractowners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contractowners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from:

[diamond] changes in state insurance laws;

[diamond] changes in federal income tax laws;

[diamond] changes in the investment management of any portfolio of the fund(s);
          or

[diamond] differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners.

    We will remedy such material conflicts at our expense including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISORS
    Phoenix Investment Counsel, Inc. ("PIC") is an investment advisor to the following series in The Phoenix Edge Series Fund:
    [bullet] Phoenix-Goodwin Money Market Series
    [bullet] Phoenix-Goodwin Multi-Sector Fixed Income Series
    [bullet] Phoenix-Hollister Value Equity Series
    [bullet] Phoenix-Oakhurst Balanced Series
    [bullet] Phoenix-Oakhurst Growth and Income Series
    [bullet] Phoenix-Oakhurst Strategic Allocation Series

    Based on subadvisory agreements with the fund, PIC as an investment advisor delegates certain investment decisions and research functions to subadvisors for the following series:

[diamond] Phoenix-Aberdeen International Advisors, LLC ("PAIA")
    [bullet] Phoenix-Aberdeen International Series

[diamond] Roger Engemann & Associates, Inc. ("Engemann")
    [bullet] Phoenix-Engemann Capital Growth Series
    [bullet] Phoenix-Engemann Nifty Fifty Series

[diamond] Seneca Capital Management, LLC  ("Seneca")
    [bullet] Phoenix-Seneca Mid-Cap Growth Series
    [bullet] Phoenix-Seneca Strategic Theme Series

    Phoenix Variable Advisors, Inc. ("PVA") is also an investment advisor to The Phoenix Edge Series Fund. Based on subadvisory agreements with the fund, PVA delegates certain investment decisions and research functions to the following subadvisors for the series listed:

[diamond] Bankers Trust Company
    [bullet] Phoenix-Bankers Trust Dow 30 Series

[diamond] Federated Investment Management Company
    [bullet] Phoenix-Federated U.S. Government Bond Series

[diamond] J.P. Morgan Investment Management, Inc.
    [bullet] Phoenix Research Enhanced Index Series

[diamond] Janus Capital Corporation
    [bullet] Phoenix-Janus Equity Income Series
    [bullet] Phoenix-Janus Flexible Income Series
    [bullet] Phoenix-Janus Growth Series

[diamond] Morgan Stanley Asset Management Inc.
    [bullet] Phoenix-Morgan Stanley Focus Equity Series

[diamond] Schafer Capital Management, Inc.
    [bullet] Phoenix-Schafer Mid-Cap Value Series

    The investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment advisor to the Phoenix-Aberdeen New Asia Series is PAIA. Pursuant to subadvisory agreements with the fund, PAIA delegates certain investment decisions and research functions with respect to the Phoenix-Aberdeen New Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect less than wholly owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly-owned subsidiary of PM Holdings, Inc.

    The other investment advisors and their respective funds are:

[diamond] Bankers Trust Company
    [bullet] EAFE[registered trademark] Equity Index Fund

[diamond] Federated Investment Management Company
    [bullet] Federated Fund for U.S. Government Securities II
    [bullet] Federated High Income Bond Fund II

[diamond] Franklin Mutual Advisers, LLC
    [bullet] Mutual Shares Investments Fund

[diamond] Morgan Stanley Dean Witter Investment Management Inc.
    [bullet] Technology Portfolio

[diamond] Templeton Asset Management, Ltd.
    [bullet] Templeton Developing Markets Fund

[diamond] Templeton Investment Counsel, Inc.
    [bullet] Templeton Asset Allocation Fund
    [bullet] Templeton International Fund
    [bullet] Templeton Stock Fund

[diamond] Wanger Asset Management, L.P.
    [bullet] Wanger Foreign Forty
    [bullet] Wanger International Small Cap
    [bullet] Wanger Twenty
    [bullet] Wanger U.S. Small Cap

SERVICES OF THE ADVISORS
    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the trustees of each fund. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the funds.


REINVESTMENT AND REDEMPTION
    All dividend distributions of the Fund are automatically reinvested in shares of the Fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the Fund, if any, are reinvested at the net asset value on the record date. We redeem Fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the VUL Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional Subaccounts within the VUL Account, each of which will invest in shares of a designated portfolio of the Fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the Fund should no longer be available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the Subaccount in which the substitution is to occur to another Subaccount.

THE GUARANTEED INTEREST ACCOUNT
    In addition to the VUL Account, you may allocate premium or transfer policy value to the Guaranteed Interest Account. Amounts you allocate or transfer to the Guaranteed Interest Account become part of Phoenix Life and Annuity's general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a 3% rate of return on your allocated amount. For amounts transferred to the Guaranteed Interest Account from a policy loan, the guaranteed rate is 2% in all states except New York and New Jersey. In New York and New Jersey the rate credited to the Guaranteed Interest Account due to a policy loan is 4%. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

    We reserve the right to limit total deposits to the Guaranteed Interest Account, including transfers, to no more than $250,000 during any one-week period per policy.

    In general, you can make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. If you elect the Systematic Transfer Program, approximately equal amounts may be transferred out of the Guaranteed Interest Account. Also, the total policy value allocated to the Guaranteed Interest Account may be transferred out to one or more of the Subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of remaining value

[diamond] Year Three:     50% of remaining value

[diamond] Year Four:      100% of remaining value

    Transfers into the Guaranteed Interest Account and among the Subaccounts may be made at any time. Transfers from the Guaranteed Interest Account are subject to the rules discussed above and in "Transfer of Policy Value" and "Systematic Transfer for Dollar Cost Averaging."

PREMIUMS
--------------------------------------------------------------------------------
MINIMUM PREMIUMS
    The minimum premium is determined by case size as follows:

[diamond] 5 or more lives:       $100,000 annually for the first 5 policy years

[diamond] Fewer than 5 lives:    $250,000 annually for the first 5 policy years

    The issue premium is due on the policy date. The Insured must be alive when the issue premium is paid. After that, premiums may be paid at any time while the policy is in force. Each premium payment must be at least $100. Additional payments should be sent to the:

    VUL COLI UNIT
    PO BOX 22012
    ALBANY, NY 12201-2012

    The number of units credited to a Subaccount will be determined by dividing the portion of the net premium applied to that Subaccount by the unit value of the Subaccount on the payment date.

    Regardless of whether you choose the Guideline Premium Test or the Cash Value Accumulation Test (see "Minimum Face Amount"), we reserve the right to refund a premium paid in any year if it will exceed the maximum premium limit. The maximum limit is established by law to qualify the policy as life insurance. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policyowner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

ALLOCATION OF ISSUE PREMIUM

    We will allocate the issue premium less applicable charges to the VUL Account or to the Guaranteed Interest Account upon receipt of a completed application (in accordance with the allocation instructions in the application for a policy


FREE LOOK PERIOD
    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond] by mailing it to us within 10 days after you receive it (or longer in some states);

[diamond] within 10 days after we mail or deliver a written notice telling you about your Free Look Period; or

[diamond] within 45 days after completing the application, whichever occurs latest.


    We treat a returned policy as if we never issued it and will return the sum of the following as of the date we receive the returned policy:

    (1) the then current policy value less any unpaid loans and loan interest; plus

    (2) any monthly deductions, partial surrender fees and other charges made under the policy.


    We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund the same amount to you as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

ACCOUNT VALUE

TRANSFER OF POLICY VALUE
    Transfers among available Subaccounts or the Guaranteed Interest Account and changes in premium payment allocations may be requested in writing. Requests for transfers will be executed on the date the request is received at Andesa TPA, Inc.

    Although there currently is no charge for transfers, in the future we may charge a fee of $10 for each transfer after the first 2 transfers in a policy year (12 transfers in New York).

    You may make only one transfer per policy year from the unloaned portion of the Guaranteed Interest Account unless

    (1) the transfer(s) are made as part of a Dollar Cost Averaging Program, or

    (2) we agree to make an exception to this rule.

    Unless you have elected a Dollar Cost Averaging Program, the amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the Guaranteed Interest Account at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the Guaranteed Interest Account out to one or more of the Subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of the remaining value

[diamond] Year Three:     50% of the remaining value

[diamond] Year Four:      100% of the remaining value

    Transfers into the Guaranteed Interest Account and among the Subaccounts may be made anytime. We reserve the right to limit the number of Subaccounts you may invest in at any one time or over the life of the policy, if we are required to do so by any federal or state law.

    Because excessive exchanges between Subaccounts can deteriorate Fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and PLAC have entered into a third-party transfer service agreement.



SYSTEMATIC TRANSFERS FOR DOLLAR COST AVERAGING
    You may elect to transfer funds automatically among the Subaccounts or the unloaned portion of the Guaranteed Interest Account on a monthly, quarterly, semiannual or annual basis under the Systematic Transfers for Dollar Cost Averaging Program ("Dollar Cost Averaging Program"). Under the Dollar Cost Averaging Program, the minimum transfer amounts are
    [bullet] $25 monthly,

    [bullet] $75 quarterly,
    [bullet] $150 semiannually, or
    [bullet] $300 annually.

    You must have an initial value of $1,000 in the Guaranteed Interest Account or the Subaccount from which funds will be transferred ("Sending Subaccount"). If the value in that Subaccount or the Guaranteed Interest Account drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one Sending Subaccount or the Guaranteed Interest Account, but may be allocated to more than one Subaccount ("Receiving Subaccounts").

    Under the Dollar Cost Averaging Program, Policyowners may make more than one transfer per policy year from the Guaranteed Interest Account. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

    Only one Dollar Cost Averaging Program can be active at any time. All transfers under this program will be made on the basis of the Guaranteed Interest Account and Subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

AUTOMATIC ASSET REBALANCING
    Automated asset rebalancing permits you to maintain a specified whole number percentage of your account value in any combination of Subaccounts and the Guaranteed Interest Account. We must receive a written request in order to begin your automated asset rebalancing program ("asset rebalancing"). Then, we will make transfers at least quarterly to and from the Subaccounts and the Guaranteed Interest Account to readjust your account value to your specified percentage. Asset rebalancing allows you to maintain a specific fund allocation. Quarterly rebalancing is based on your policy year. We will rebalance your account value only on a monthly calculation day.

    The effective date of the first asset rebalancing will be the first monthly calculation day after we receive your request at Andesa TPA, Inc. If we receive your request before the end of the Free Look Period, your first rebalancing will occur at the end of the Free Look Period.

    You may not participate in both the Dollar Cost Averaging Program and asset rebalancing at the same time.

DETERMINATION OF SUBACCOUNT VALUES
    We establish the unit value of each Subaccount on the first valuation date of that Subaccount. The unit value of a Subaccount on any other valuation date is determined by multiplying the unit value of that Subaccount on the just-prior valuation date by the net investment factor for that Subaccount for the then-current valuation period. The unit value of each Subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each Subaccount on a valuation date is determined at the end of that day.

    The net investment factor for each Subaccount is determined by the investment performance of the assets held by the Subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

    (A) + (B) - (D) where:
    --------
     (C)

(A) The value of the assets in the Subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) The amount of any dividend (or, any capital gain distribution, if applicable) received by the Subaccount if the "ex-dividend" date for shares of the Fund occurs during the current valuation period.

(C) The value of the assets in the Subaccount as of the just-prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D) The charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFIT UNDER THE POLICY
    The death benefit is the amount we pay to the designated beneficiary(ies) when the Insured dies. Upon receiving due proof of death, we pay the beneficiary the death benefit amount determined as of the date the Insured dies. The beneficiary may direct us to pay all or part of the benefit in cash or to apply it under one or more of our payment options.

MINIMUM FACE AMOUNT
    To qualify as life insurance under current federal tax laws, the policy has a minimum face amount of insurance. The minimum face amount is determined using 1 of 2 allowable definitions of life insurance:

    (1) the Cash Value Accumulation Test or
    (2) the Guideline Premium Test.

    You chose which test to use on the application prior to the issuance of your policy. You cannot change the way we determine your minimum face amount after your policy is issued.

    The Cash Value Accumulation Test determines the minimum face amount by multiplying the account value plus the refund of sales load, if applicable, by the minimum face amount percentage. The percentages depend upon the Insured's age, gender and underwriting classification.

    Under the Guideline Premium Test, the minimum face amount is also equal to an applicable percentage of the account value plus refund of sales load, if applicable, but the percentage varies only by age of insured.

DEATH BENEFIT OPTIONS
    In your application you select a face amount of insurance coverage and the death benefit option. We offer 3 death benefit options:

[diamond] Option 1--The death benefit is the greater of:

    (a) the policy's face amount on the date of death or
    (b) the minimum face amount in effect on the date of death.

[diamond] Option 2--The death benefit is the greater of:

    (a) the policy's face amount on the date of death plus the policy value on the date of death or
    (b) the minimum face amount in effect on the date of death.

[diamond] Option 3--The death benefit is the greater of:

    (a) the policy's face amount on the date of death plus the sum of all premiums paid, less withdrawals, or
    (b) the policy's face amount on the date of death, or
    (c) the minimum face amount in effect on the date of death.

    If the Insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death with the following adjustments:

    [bullet] add back in any charges taken against the account value for the period beyond the date of death;
    [bullet] deduct any policy debt outstanding on the date of death; and [bullet] deduct any charges accrued against the account value unpaid as of the date of death.

    You may change the Death Benefit Option from Option 1 to Option 2 or from Option 2 to Option 1. You may not make a change either to or from Option 3.

    Under death benefit Options 1 and 3, the death benefit is not affected by your policy's investment experience. Under death benefit Option 2, the death benefit amount may increase or decrease by the investment experience.

    We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective.

CHANGES IN FACE AMOUNT OF INSURANCE

REQUESTS FOR INCREASE IN FACE AMOUNT
    Any time while this policy is in force, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value whether or not you pay an additional premium in connection with the increase. Also, a new Free Look Period (see "Free Look Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the policy resulting from the increase, see "Material Change Rules."

DECREASES IN FACE AMOUNT AND PARTIAL SURRENDER: EFFECT ON DEATH BENEFIT

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request.

    A partial surrender or a decrease in face amount generally decreases the death benefit. If the change is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

SURRENDERS

GENERAL
    At any time during the lifetime of the Insured and while the policy is in force, you may partially or fully surrender the policy by sending a written request to Andesa TPA, Inc. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at Andesa TPA, Inc.

    The cash surrender value is:
    [bullet] policy value; less
    [bullet] any outstanding debt.

    There is no surrender charge.

FULL SURRENDERS
    If the policy is being fully surrendered, the policy itself must be returned to Andesa TPA, Inc., along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option (see "Payment of Proceeds--Payment Options").

PARTIAL SURRENDERS
    You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the Insured, while the policy is in force, with a written request to Andesa TPA, Inc. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options. (See "Payment of Proceeds--Payment Options.")

    We reserve the right to deny partial surrenders of less than $500. In addition, if the share of the policy value in any Subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that Subaccount or the Guaranteed Interest Account.

    Upon a partial surrender, the policy value will be reduced by the sum of the partial surrender amount paid. This amount comes from a reduction in the policy's share in the value of each Subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each Subaccount will be made in the same manner as that provided for monthly deductions.

    The cash surrender value will be reduced by the partial surrender amount paid. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

    Upon partial or full surrender, we will generally pay the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed (see "Additional Policy Provisions--Postponement of Payments"). For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."

POLICY LOANS
    You can take a loan against your policy any time while the policy is in force. The maximum loan is:
    [bullet] 90% of your policy value at the time the loan is taken; less [bullet] any outstanding policy debt before the loan is taken; less [bullet] interest on the loan being made and on any outstanding policy debt to the next policy anniversary date.

    Your policy must be assigned to us as collateral for the loan.

SOURCE OF LOAN
    We deduct your requested loan amount from the Subaccounts and the Guaranteed Interest Account, based on the allocation requested at the time of the loan. We liquidate shares taken from the Subaccounts and transfer the resulting dollars to the Guaranteed Interest Account. These dollars become part of the loaned portion of the Guaranteed Interest Account.

INTEREST
    You will pay interest on the loan at the following noted effective annual rates, compounded daily and payable in arrears:

    In all states except New York and New Jersey, the loan interest rate in effect following the policy anniversary nearest the Insured's 65th birthday is 2.25%. The rates in effect before the Insured reaches age 65 are:

[diamond] Policy years 1-10:                2.75%

[diamond] Policy years 11-15:               2.50%

[diamond] Policy years 16 and thereafter:   2.25%

    In New York and New Jersey only, the loan interest rate in effect following the policy anniversary nearest the Insured's 65th birthday is 4.25%. The rates in effect before the Insured reaches age 65 are:

[diamond] Policy years 1-10:                4.75%

[diamond] Policy years 11-15:               4.50%

[diamond] Policy years 16 and thereafter:   4.25%

    Interest accrues daily, becoming part of the policy debt. Interest is due and payable on the policy anniversary. If you do not pay the interest when due, we will add it to your loan. We treat any interest which has been capitalized the same as if it were a new loan. We deduct this capitalized interest from the Subaccounts and the Guaranteed Interest Account in proportion to the nonloaned account value in each.

INTEREST CREDITED ON LOANED VALUE
    The amount equal to any policy loan is held in the Guaranteed Interest Account. This amount is credited with interest at a rate of 2% (4% in New York and New Jersey).

REPAYMENT
    You may repay all or part of your policy debt at anytime while the policy is in force.

    If you do not repay the loan, we deduct the loan amount due from the cash surrender value or the death benefit.

    Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

    In the future, PLAC may not allow policy loans of less than $500, unless such loan is used to pay a premium on another PLAC policy.

EFFECT OF LOAN
    Your policy loan reduces the death benefit and cash surrender value under the policy by the amount of the loan. Your repayment of the loan increases the death benefit and cash surrender value by the amount of the repayment.

    As long as a loan is outstanding, a portion of your policy value equal to the loan is held in the Guaranteed Interest Account. The Subaccount's investment performance does not affect this amount. Also, you may be subject to tax consequences if you surrender your policy while there is outstanding debt.

LAPSE
    Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

    If on any monthly calculation day, the policy value is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction.

    During the grace period, the policy will continue in force but Subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not before 30 days after we have mailed written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Subaccounts or to the Guaranteed Interest Account according to the current premium allocation schedule.

    In determining the amount of "excess" premium to be applied to the Subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

ADDITIONAL INSURANCE OPTION
    While the policy is in force and the Insured is insurable, the policyowner will have the option to purchase additional insurance on the same Insured with the same guaranteed rates as the policy. We will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification.

ADDITIONAL RIDER BENEFITS
    You may elect additional benefits under a policy and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits are chosen.

    The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

[diamond] FLEXIBLE TERM INSURANCE RIDER. This rider provides annually renewable term insurance coverage to age 100 on the Insured under the base policy. The initial rider death benefit cannot exceed 10 times the initial base policy. There is no charge for this rider.

[diamond] EXCHANGE OF INSURED RIDER. This rider allows the policyowner to exchange the Insured on a given contract. Future charges against the policy will be based on the life of the substitute Insured. There is no charge for this rider.

    The incontestability and suicide exclusion periods, as they apply to the substitute Insured, run from the date of the exchange. Any assignments will continue to apply.

    The exchange is subject to the following adjustments:

1. If the policy value of the original policy is insufficient to produce a positive cash surrender value for the new policy, the owner must pay an exchange adjustment in an amount that, when applied as premium, will make the policy value of the new policy greater than zero.

2. In some cases, the amount of policy value which may be applied to the new policy may result in a death benefit which exceeds the limit for the new policy. In that event, we will apply such excess policy value to reduce any loan against the policy, and the residual amount will be returned to you in cash.

3. The exchange will also be subject to our receipt of repayment of the amount of any policy debt under the exchange policy in excess of the loan value of the new policy on the date of exchange.

    The Internal Revenue Service has ruled that an exchange of Insureds does not qualify for tax deferral under Code Section 1035. Therefore, you must include in current gross income all previously unrecognized gain in the policy upon an exchange of the Insured.

                      PART II--ADDITIONAL POLICY PROVISIONs
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS
    Payment of any amount upon complete or partial surrender policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond] for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[diamond] whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond] whenever an emergency exists per the SEC, as a result of which [bullet] disposal of securities is not reasonably practicable or [bullet] it is not reasonably practicable to determine the value of the VUL Account's net assets.

    Transfers may also be postponed under these circumstances.

PAYMENT BY CHECK
    Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of PLAC can agree to change or waive any provisions of the policy.

SUICIDE
    If the Insured commits suicide within 2 years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

INCONTESTABILITY
    We cannot contest this policy or any attached rider after it has been in force during the Insured's lifetime or for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
    The beneficiary, as named in the policy application or as subsequently changed, will receive the policy benefits at the Insured's death. If the named beneficiary dies before the Insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the Insured, the death benefit payable under the policy will be paid to your estate.

    As long as the policy is in force, the policyowner and the beneficiary may be changed in writing, satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS
    This policy is nonparticipating and does not pay dividends. Your policy will not share in PLAC's profits or surplus earnings.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated (e.g., to ensure payment of the proper amount to the proper payee). Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    You may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

    If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM.
    Payment is paid in one lump sum.

OPTION 2--LEFT TO EARN INTEREST.
    A payment of interest is paid during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD.
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN. Equal installments are paid until the later of:

[diamond] the death of the payee; or

[diamond] the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond] 10 years;

[diamond] 20 years; or

[diamond] until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY.
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT.
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN.
    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond] the end of the 10-year period certain;

[diamond] the death of the Insured; or

[diamond] the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the policy.

                      PART III--OTHER IMPORTANT INFORMATIOn
--------------------------------------------------------------------------------

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to you or your beneficiary depends on our tax status and upon the tax status of the individual concerned. This discussion is general in nature and is not intended as tax advice. For complete information on federal and state tax considerations, a qualified tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any policy.

    The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PLAC'S TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the VUL Account nor the Guaranteed Interest Account is a separate entity from PLAC and their operations form a part of PLAC.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to us. Due to our tax status under current provisions of the Code, no charge is made for our federal income taxes which may be attributable to the VUL Account.

    We reserve the right to make a deduction for taxes if our federal tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the tax treatment to our variable life insurance contracts, or if changes occur in our tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
    The policy, whether or not it is a "modified endowment contract" (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See, however, the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan.

    Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyowner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    If the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on "Modified Endowment Contracts" below.

    If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered.

    We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts.

LOANS
    We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

    The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

    The measuring stick for this test is a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums but which, after the seventh year is "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A policy becomes a modified endowment contract, if, at any time during the first 7 years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS
    If there is a reduction in death benefits during the first 7 policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 policy years.

DISTRIBUTIONS AFFECTED
    If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX

    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond] made on or after the taxpayer attains age 59 1/2;

[diamond] attributable to the taxpayer's disability (within the meaning of Code
          Section 72(m)(7)); or

[diamond] part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
    Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions.

[diamond] First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond] Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:
          [bullet] the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and [bullet] the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts.

    A qualified tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), each Series of the Fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the Series assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the VUL Account; therefore, each Series of the Fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in Treasury securities. For purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement would provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the VUL Account.

    We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the policyowner or the Insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange.

    We recommend that any person contemplating such actions seek the advice of a qualified tax consultant.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary.

    We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

VOTING RIGHTS
--------------------------------------------------------------------------------
    We will vote the Funds' shares held by the Subaccounts at any regular and special meetings of shareholders of the

Funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the Funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds' shares held in a Subaccount for which no timely instructions are received, and Funds' shares which are not otherwise attributable to policyowners, will be voted by PLAC in proportion to the voting instructions that are received with respect to all policies participating in that Subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by PLAC.

    You will receive proxy materials, reports and other materials related to the Funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, PLAC itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the investment advisor of the Funds if PLAC reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a Series may result in overly speculative or unsound investments. In the event PLAC does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policyowners.

THE DIRECTORS AND EXECUTIVE OFFICERS OF PLAC
--------------------------------------------------------------------------------
    PLAC is managed by its Board of Directors. The following are the Directors and Executive Officers of PLAC:

NAME AND TITLE                PRINCIPAL OCCUPATION
Robert W. Fiondella,          Chairman of the Board and
Director, Chairman            President
and President

Richard H. Booth,             Executive Vice President
Director and Executive
Vice President

Philip R. McLoughlin,         Executive Vice President and
Director, Executive           Chief Investment Officer

Vice President and CIO

David W. Searfoss,            Executive Vice President and
Director and Executive        Chief Financial Officer
Vice President and CFO

Dona D. Young,                Executive Vice President,
Director and Executive        Individual Insurance and
Vice President                General Counsel

Joseph E. Kelleher,           Senior Vice President
Director and Senior
Vice President

Robert G. Lautensack,         Senior Vice President
Director and Senior
Vice President

Simon Y. Tan,                  Senior Vice President
Director and Senior
Vice President

Carl T. Chadburn,             Executive Vice President
Director

    The above positions reflect the last held position in our parent company, Phoenix Home Life Mutual Insurance Company, during the last 5 years.

SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    We hold the assets of the VUL Account. They are kept physically segregated and held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the Funds.

SALES OF POLICIES
--------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the policies. PEPCO is an indirect subsidiary of Phoenix Investment Partners, Ltd. ("PXP") in which Phoenix owns a majority interest.

    Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO.

    Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. PLAC will pay a maximum total sales commission of 19% of premiums to PEPCO. Additionally, agents or selling brokers may receive asset-based compensation. The maximum asset-based compensation is 0.90% of the policy value. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of the Connecticut insurance laws applicable to stock life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

    State regulation of PLAC includes certain limitations on the investments which we may make, including investments for the VUL Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the VUL Account.

REPORTS
--------------------------------------------------------------------------------
    All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. PLAC is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the policies.

LEGAL MATTERS
--------------------------------------------------------------------------------
    Edwin L. Kerr, Counsel of Phoenix Home Life Mutual Insurance Company, has passed upon the organization of PLAC, its authority to issue variable life insurance policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for PLAC.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A registration statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the registration statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the VUL Account, PLAC and the policy.

YEAR 2000 ISSUE
--------------------------------------------------------------------------------

    Many existing computer programs use only 2 digits to identify the year in a date field. This is commonly referred to as the "Year 2000 Issue." Companies must consider the impact of the upcoming change in the century on their computer systems. The Year 2000 Issue, if not adequately addressed, could result in computer system failures or miscalculations causing disruptions of operations and the possible inability of companies to process transactions.

    We believe that the Year 2000 Issue is an important business priority requiring careful analysis of every business system in order to be assured that all information systems applications are century compliant.

    PLAC's ultimate parent, Phoenix, has been addressing the Year 2000 Issue in earnest since 1995 when, with consultants, a comprehensive inventory and assessment of all business systems, including those of our subsidiaries, was conducted. Phoenix has identified and pursued a number of strategies to address the issue, including:

[diamond] upgrading systems with compliant versions;

[diamond] developing or acquiring new systems to replace those that are obsolete;

[diamond] repairing existing systems by converting code or hardware; and

[diamond] preparing contingency plans to address difficulties that may arise.

    Based on current assessments, those computer systems deemed critical to customer service and business continuity are compliant. Testing will continue throughout 1999. Additionally Phoenix has obtained Year 2000 assurances from business partners.

    More details about our Year 2000 Program are available on our Web site: www.phl.com.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The financial statements of PLAC contained herein should be considered only as bearing upon PLAC's ability to meet its obligations under the policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of Phoenix Life and Annuity Company are available for the periods ended June 30, 1999 and December 31, 1998.

PHOENIX LIFE AND
ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF
PM HOLDINGS, INC.)
CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1999

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE

Balance Sheets at June 30, 1999 and December 31, 1998 (unaudited) ............30

Statement of Income, Comprehensive Income and Equity for the Six
 Months Ended June 30, 1999 and 1998 (unaudited)..............................31

Statement of Cash Flows for the Six Months Ended June 30, 1999
 and 1998 (unaudited).........................................................32

Notes to Condensed Financial Statements (unaudited)...........................33

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
BALANCE SHEET(UNAUDITED)
--------------------------------------------------------------------------------

                                                                                  JUNE 30,         DECEMBER 31,
                                                                                   1999                1998
                                                                                        (IN THOUSANDS)

ASSETS
Available-for-sale debt securities, at fair value                                 $  9,163           $  9,781
Short-term investments                                                               1,975              1,754
                                                                                  --------           --------

Total investments                                                                   11,138             11,535
Cash and cash equivalents                                                               64                 99
Accrued investment income                                                              185                169
Due and uncollected premium                                                            331
Receivable from parent Phoenix Home Life                                             1,060
Deferred income tax asset                                                               84
Goodwill                                                                               653                701
Other assets                                                                             5                 13
                                                                                  --------           --------

Total assets                                                                      $ 13,520           $ 12,517
                                                                                  ========           ========

LIABILITIES
Reserves for future policy benefits                                               $  1,071
Income taxes payable                                                                   117
Deferred income tax liability                                                                        $    151
Other liabilities                                                                                           2
                                                                                  --------           --------
Total liabilities                                                                    1,188                153

EQUITY
Common stock, $100 par value, 40,000 shares
  authorized, 25,000 shares issued and outstanding                                   2,500              2,500
Additional paid-in-capital                                                           8,664              8,664
Retained earnings                                                                    1,238                867
Accumulated other comprehensive (loss) income                                          (70)               333
                                                                                  --------           --------

Total equity                                                                        12,332             12,364
                                                                                  --------           --------

Total liabilities and equity                                                      $ 13,520           $ 12,517
                                                                                  ========           ========


        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                      SIX MONTHS ENDED
                                                                                          JUNE 30,
                                                                                   1999               1998
                                                                                       (IN THOUSANDS)

REVENUES
Premiums                                                                        $    636
Consideration received on reinsurance assumed                                        915
Net investment income                                                                344            $    339
                                                                                --------            --------

Total revenues                                                                     1,895                 339
                                                                                --------            --------

BENEFITS, LOSSES AND EXPENSES
Policy benefits and payments                                                       1,138
Commissions and reinsurance allowances                                                93
Amortization of goodwill                                                              48                  48
Other operating expenses                                                              46
                                                                                --------            --------

Total expenses                                                                     1,325                  48
                                                                                --------            --------

INCOME BEFORE INCOME TAXES                                                           570                 291

Income taxes                                                                         199                 102
                                                                                --------            --------

NET INCOME                                                                           371                 189

OTHER COMPREHENSIVE INCOME, NET OF INCOME TAX
Unrealized (losses) gains on securities arising during period                       (403)                 85
                                                                                --------            --------
Total other comprehensive (loss) income                                             (403)                 85
                                                                                --------            --------

COMPREHENSIVE (LOSS) INCOME                                                          (32)                274

EQUITY, BEGINNING OF PERIOD                                                        2,364              11,809
                                                                                --------            --------

EQUITY, END OF PERIOD                                                           $ 12,332            $ 12,083
                                                                                ========            ========


        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENT OF CASH FLOWS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                           SIX MONTHS ENDED
                                                                                               JUNE 30,
                                                                                       1999               1998
                                                                                            (IN THOUSANDS)
CASH FLOW FROM OPERATING ACTIVITIES
Net income                                                                            $   371           $   189

ADJUSTMENTS TO RECONCILE NET INCOME
  TO NET CASH PROVIDED BY OPERATIONS
Goodwill amortization                                                                      48                48
Deferred income taxes                                                                     (19)               (4)
Increase in accrued investment income                                                     (16)              (39)
Increase in due and uncollected premium                                                  (331)
Increase in receivable from parent                                                     (1,060)
Increase in policy liabilities and accruals                                             1,071
Other, net                                                                                122                 3
                                                                                      -------           -------
Net cash provided by operating activities                                             $   186           $   197
                                                                                      -------           -------


CASH FLOW FROM INVESTING ACTIVITIES
Purchase of available-for-sale debt securities                                                           (2,098)
Change in short-term investments, net                                                    (221)            1,874
                                                                                      -------           -------
Net cash used for investing activities                                                   (221)             (224)
                                                                                      -------           -------

CASH FLOW FROM FINANCING ACTIVITIES
Capital contribution from parent                                                      -------           -------
Net cash provided by financing activities                                             -------           -------


NET DECREASE IN CASH AND CASH EQUIVALENTS                                                 (35)              (27)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                             99                48
                                                                                      -------           -------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                              $    64           $    21
                                                                                      =======           =======

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                                                     $    89           $   106
                                                                                      -------           -------


        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

BASIS OF PRESENTATION

The condensed unaudited financial statements include the accounts of Phoenix Life and Annuity Company (PLAC). These condensed unaudited financial statements have been prepared in accordance with generally accepted accounting principles
(GAAP). The information furnished includes all adjustments and accruals consisting only of normal, recurring accrual adjustments which are, in the opinion of management, necessary for a fair presentation of results for the interim periods.

The results of operations for any interim period are not necessarily indicative of results for the full year. Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. Certain reclassifications have been made to prior year amounts to conform with the current year presentation. The June 30, 1999 Condensed Financial Statements (Unaudited) should be read in conjunction with the accompanying December 31, 1998 Financial Statements.

REINSURANCE

Effective January 1, 1999 PLAC entered into an Indemnity Reinsurance Agreement with its indirect parent Phoenix Home Life Insurance Company (Phoenix). Under the Agreement, PLAC assumed from Phoenix 100 percent of its net retained risk for a block of yearly renewable rate term policies and incurred an initial reinsurance allowance of $50 thousand that was recorded as an expense in 1999. These policies constitute a closed block in a run-off stage and, as of June 30, 1999, reserves for future policy benefits totaled $1.1 million.

SUBSEQUENT EVENTS

In July, 1999, PLAC introduced a survivorship universal life policy and recorded initial sales of this product during the third quarter of 1999.

PHOENIX LIFE AND
ANNUITY COMPANY

(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
FINANCIAL STATEMENTS DECEMBER 31, 1998

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
FINANCIAL STATEMENTS
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
Report of Independent Accountants............................................36

Balance Sheet................................................................37

Statement of Income, Comprehensive Income and Equity.........................38

Statement of Cash Flows......................................................39

Notes to Financial Statements.............................................40-47

[PriceWaterhouseCoopers Logo & Address]




                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Stockholder of
Phoenix Life and Annuity Company

In our opinion, the accompanying balance sheet and the related statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Life and Annuity Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years ended December 31, 1998 and 1997 and for the periods from March 30, 1996 to December 31, 1996 and from January 1, 1996 to March 29, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

[PriceWaterhouseCoopers Logo]

February 11, 1999

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
BALANCE SHEET
--------------------------------------------------------------------------------

                                                              DECEMBER 31,
                                                          1998           1997
                                                             (IN THOUSANDS)
ASSETS
Available-for-sale debt securities, at fair value         $ 9,781        $ 7,209
Short-term investments                                      1,754          3,671
                                                          -------        -------

Total investments                                          11,535         10,880
Cash and cash equivalents                                      99             48
Accrued investment income                                     169            152
Goodwill                                                      701            798
Other assets                                                   13
                                                          -------        -------
Total assets                                              $12,517        $11,878
                                                          =======        =======

LIABILITIES
Deferred income taxes                                     $   151        $    66
Other liabilities                                               2              3
                                                          -------        -------
Total liabilities                                             153             69

EQUITY
Common stock, $100 par value, 40,000 shares
 authorized, 25,000 shares issued and outstanding           2,500          2,500
Additional paid-in-capital                                  8,664          8,664
Retained earnings                                             867            514
Accumulated other comprehensive income                        333            131
                                                          -------        -------
Total equity                                               12,364         11,809
                                                          -------        -------
Total liabilities and equity                              $12,517        $11,878
                                                          =======        =======



        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
YEARS ENDED DECEMBER 31, 1998 AND 1997 AND PERIODS FROM MARCH 30, 1996 TO DECEMBER 31, 1996 (SUCCESSOR PERIOD) AND JANUARY 1, 1996 TO MARCH 29, 1996 (PREDECESSOR PERIOD)
--------------------------------------------------------------------------------

                                                                1998            1997            1996             1996
                                                             SUCCESSOR        SUCCESSOR      SUCCESSOR       PREDECESSOR
                                                               PERIOD          PERIOD          PERIOD           PERIOD
                                                                                   (IN THOUSANDS)

REVENUES
Net investment income                                          $   688          $   624          $   433        $    95
Net realized investment losses                                                                        (1)
                                                               -------          -------          -------        -------
Total revenues                                                     688              624              432             95
                                                               -------          -------          -------        -------

EXPENSES
Amortization of goodwill                                            97               90               81
Other operating expenses                                            63                4                              (3)
                                                               -------          -------          -------        -------
Total expenses                                                     160               94               81             (3)
                                                               -------          -------          -------        -------

INCOME BEFORE INCOME TAXES                                         528              530              351             98
Income taxes                                                       175              189              129
                                                               -------          -------          -------        -------
NET INCOME                                                         353              341              222             98
                                                               -------          -------          -------        -------

OTHER COMPREHENSIVE INCOME, NET OF INCOME TAX
Unrealized gains on securities arising during period               202               86               39
Reclassification adjustment for losses included
 in net income                                                                                         6
                                                               -------          -------          -------        -------
Total other comprehensive income                                   202               86               45
                                                               -------          -------          -------        -------

COMPREHENSIVE INCOME                                               555              427              267             98

Acquisition adjustment to record purchase price                                    (107)           1,076
Capital contribution                                                                 49            4,000
                                                               -------          -------          -------        -------

NET INCREASE IN EQUITY                                             555              369            5,343             98
EQUITY, BEGINNING OF PERIOD                                     11,809           11,440            6,097          5,999
                                                               -------          -------          -------        -------

EQUITY, END OF PERIOD                                          $12,364          $11,809          $11,440        $ 6,097
                                                               =======          =======          =======        =======



        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998 AND 1997 AND PERIODS FROM MARCH 30, 1996 TO DECEMBER 31, 1996 (SUCCESSOR PERIOD) AND JANUARY 1, 1996 TO MARCH 29, 1996 (PREDECESSOR PERIOD)
--------------------------------------------------------------------------------

                                                                1998            1997             1996           1996
                                                             SUCCESSOR        SUCCESSOR       SUCCESSOR     PREDECESSOR
                                                               PERIOD          PERIOD           PERIOD         PERIOD
                                                                                   (IN THOUSANDS)

CASH FLOW FROM OPERATING ACTIVITIES
Net income                                                     $   353          $   341          $   222        $    98

ADJUSTMENTS TO RECONCILE NET INCOME
 TO NET CASH PROVIDED BY OPERATIONS
Goodwill amortization                                               97               90               81
Deferred income taxes                                              (24)              (2)              (2)
Increase in accrued investment income                              (17)             (34)            (104)            (9)
Decrease in receivable from affiliate                                                                               899
Other, net                                                         (29)             (60)             (18)
                                                               -------          -------          -------        -------
Net cash provided by operating activities                          380              335              179            988
                                                               -------          -------          -------        -------

CASH FLOW FROM INVESTING ACTIVITIES
Purchases of available-for-sale debt securities                 (2,246)          (1,527)          (5,167)
Change in short-term investments, net                            1,917            1,036           (1,002)
                                                               -------          -------          -------        -------
Net cash used for investing activities                            (329)            (491)          (6,169)
                                                               -------          -------          -------        -------

CASH FLOW FROM FINANCING ACTIVITIES
Capital contribution from parent                                                     49            4,000
                                                               -------          -------          -------        -------
Net cash provided by financing activities                                            49            4,000
                                                               -------          -------          -------        -------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                51             (107)          (1,990)           988
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                      48              155            2,145          1,157
CASH AND CASH EQUIVALENTS, END OF PERIOD                       $    99          $    48          $   155        $ 2,145
                                                               =======          =======          =======        =======

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                              $   213          $   182          $   113        $
                                                               -------          -------          -------        -------


        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Life and Annuity Company is a life insurance company domiciled in the State of Connecticut and is licensed in 35 states. On March 29, 1996, PM Holdings, Inc. acquired Savers Life Insurance Company of America from Central United Life Insurance Company, renamed the acquired company Phoenix Life and Annuity Company and redomiciled the company from Missouri to Connecticut. PM Holdings accounted for the acquisition of Phoenix Life and Annuity under the purchase method of accounting. The assets and liabilities of Phoenix Life and Annuity were recorded at their fair value as of the date of acquisition and intangible assets associated with the acquisition were recorded in the accounts of the acquired company. PM Holdings is a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    These financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    The financial statements for the period subsequent to the March 29, 1996 acquisition are sometimes referred to as the "successor period." The financial statements for the period prior to the acquisition are sometimes referred to as the "predecessor period."

    VALUATION OF INVESTMENTS

    Investments in debt securities include U.S. government and agency bonds. Phoenix Life and Annuity classifies its debt security investments as available-for-sale. These investments are presented at fair value with unrealized gains or losses included as a separate component of equity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

    Short-term investments are carried at amortized cost, which approximates market value. Phoenix considers highly liquid investments purchased with a maturity date of one year or less to be short-term investments.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand and money market instruments.

    GOODWILL

    Goodwill represents the excess of the cost of the business acquired on March 29, 1996 over the fair value of its tangible net assets. During 1997, Phoenix Life and Annuity recorded a $58 thousand dollar reduction in goodwill, representing a refund and a subsequent adjustment of a portion of the purchase price. Goodwill is amortized on a straight-line method over a period of 10 years, the expected period of benefit from the acquisition. Management periodically reevaluates the propriety of the carrying value of long-lived assets including goodwill. Assets are considered impaired if carrying value exceeds the expected future undiscounted cash flows. Such analyses are performed at least annually or more frequently if warranted by events or circumstances affecting Phoenix Life and Annuity's business. At this time, management believes that no impairment of goodwill has occurred and that no reduction of the carrying value is warranted.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INCOME TAXES

    Phoenix Life and Annuity is included in the life/nonlife consolidated federal income tax return filed by Phoenix. In accordance with a tax sharing agreement with Phoenix, the provision for federal income taxes is computed as if Phoenix Life and Annuity were filing a separate federal income tax return, except those benefits arising from income tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in Phoenix's consolidated federal income tax return.

    Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from unrealized gains or losses on investments and goodwill.

    RECENT ACCOUNTING PRONOUNCEMENTS

    Phoenix Life and Annuity adopted Statement of Financial Accounting Standard
    (SFAS) No. 130, "Reporting Comprehensive Income," as of January 1, 1998. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of financial statements. This statement defines the components of comprehensive income as those items that were previously reported only as components of equity and were excluded from net income.

3.  INVESTMENTS

    Information pertaining to Phoenix Life and Annuity's investments, net investment income and unrealized investment gains and losses follows:

    DEBT SECURITIES

    The amortized cost and fair value of investments in debt securities as of December 31, 1998 were as follows:

                                                                                   GROSS
                                                          AMORTIZED              UNREALIZED              FAIR
                                                             COST                  GAINS                VALUE
                                                                               (IN THOUSANDS)
    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                        $5,127                 $  340                $5,467
    Corporate securities                                     4,143                    171                 4,314
                                                            ------                 ------                ------
    TOTAL DEBT SECURITIES                                   $9,270                 $  511                $9,781
                                                            ======                 ======                ======

    The amortized cost and fair value of investments in debt securities as of December 31, 1997 were as follows:

                                                                                   GROSS
                                                          AMORTIZED              UNREALIZED               FAIR
                                                             COST                  GAINS                 VALUE
                                                                               (IN THOUSANDS)
    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                        $6,008                 $  177                $6,185
    Corporate securities                                       999                     25                 1,024
                                                            ------                 ------                ------
    TOTAL DEBT SECURITIES                                   $7,007                 $  202                $7,209
                                                            ======                 ======                ======

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The amortized cost and fair value of these investments, by contractual maturity, as of December 31, 1998 are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix Life and Annuity may have the right to put or sell the obligations back to the issuers.

                                                                                AMORTIZED                  FAIR
                                                                                   COST                    VALUE
                                                                                          (IN THOUSANDS)
    Due after one year through five years                                         $5,128                  $5,468
    Due after five years through ten years                                         1,057                   1,058
    Due after ten years                                                            3,085                   3,255
                                                                                  ------                  ------
    Total                                                                         $9,270                  $9,781
                                                                                  ======                  ======

    NET INVESTMENT INCOME

    The components of net investment income for the years ended December 31, 1998 and 1997 and from March 30, 1996 to December 31, 1996 (successor period) and January 1, 1996 to March 29, 1996 (predecessor period) were as follows:

                                                                1998           1997            1996            1996
                                                              SUCCESSOR      SUCCESSOR      SUCCESSOR      PREDECESSOR
                                                               PERIOD         PERIOD          PERIOD          PERIOD
                                                                                   (IN THOUSANDS)
    Debt security investments                                    $583          $376            $226
    Short-term investments                                        115           259             214             $ 95
                                                                 ----          ----            ----             ----
                                                                  698           635             440               95
    Less investment expenses                                       10            11               7
                                                                 ----          ----            ----             ----
    Net investment income                                        $688          $624            $433             $ 95
                                                                 ====          ====            ====             ====

    UNREALIZED INVESTMENT GAINS AND LOSSES

    Unrealized gains on investments carried at fair value at December 31, were as follows:

                                                                 1998                  1997                    1996
                                                                                   (IN THOUSANDS)
    Unrealized investment gains                                  $311                   $132                   $ 60
    Deferred income taxes                                         109                     46                     21
                                                                 ----                   ----                   ----
    Net unrealized investment gains                              $202                   $ 86                   $ 39
                                                                 ====                   ====                   ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  GOODWILL

    Phoenix Life and Annuity, formerly Savers Life Insurance Company of America, was acquired by way of a stock purchase agreement on March 29, 1996 and was accounted for under the purchase method of accounting. The assets and liabilities were recorded at fair value as of the date of acquisition and goodwill of approximately $1.0 million was pushed-down to Phoenix Life and Annuity from PM Holdings.

    Goodwill was as follows:

                                                                                            DECEMBER 31,
                                                                                    1998                    1997
                                                                                           (IN THOUSANDS)
    Goodwill                                                                        $969                    $969
    Accumulated amortization                                                        (268)                   (171)
                                                                                    ----                    ----
    Total                                                                           $701                    $798
                                                                                    ====                    ====

5.  INCOME TAXES

    A summary of income taxes in the Statement of Income, Comprehensive Income and Equity for the years ended December 31, 1998 and 1997 and the period from March 30, 1996 to December 31, 1996 (successor period) is presented below. No income taxes were recorded for the period from January 1, 1996 to March 29, 1996 (predecessor period).

                                                             1998                   1997                   1996
                                                          SUCCESSOR              SUCCESSOR               SUCCESSOR
                                                            PERIOD                 PERIOD                 PERIOD
                                                                               (IN THOUSANDS)
    Current income taxes                                     $199                   $191                   $131
    Deferred income taxes                                     (24)                    (2)                    (2)
                                                             ----                   ----                   ----
    Total                                                    $175                   $189                   $129
                                                             ====                   ====                   ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The income taxes attributable to the successor and predecessor periods are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. In the predecessor period, Savers Life was a consolidated subsidiary of a thrift under the control of the Resolution Trust Corporation. During the predecessor period, an interagency agreement between the Resolution Trust Corporation and the Internal Revenue Service stated that the Internal Revenue Service would not impose income taxes on consolidated subsidiaries of thrifts under Resolution Trust Corporation control. Accordingly, no provision for the predecessor period was recorded. The sources and the tax effect of the differences between the provision and the result of multiplying the income before taxes by the statutory federal income tax rate for the years ended December 31, 1998 and 1997 and periods from March 30, 1996 to December 31, 1996 (successor period) and January 1, 1996 to March 29, 1996 (predecessor period) were as follows:

                                           1998                 1997                 1996                  1996
                                        SUCCESSOR            SUCCESSOR             SUCCESSOR            PREDECESSOR
                                          PERIOD               PERIOD               PERIOD                PERIOD
                                                                      (IN THOUSANDS)
    Income tax expense
     at statutory rate                 $185      35%        $186      35%        $123      35%        $ 34       35%
    Goodwill                            (10)     (2%)          3       1%           7       2%
    Other                                                                          (1)      0%         (34)     (35%)
                                       ----                 ----                 ----                 ----
    Income taxes                       $175      33%        $189      36%        $129      37%        $           0%
                                       ====                 ====                 ====                 ====

    The deferred income tax liability represents the tax effects of temporary differences. The components were as follows:

                                                               1998                 1997
                                                              SUCCESSOR            SUCCESSOR
                                                               PERIOD               PERIOD
                                                                      (IN THOUSANDS)

    Net unrealized investment gains                              $179                  $ 70
    Investments                                                     9                    12
    Goodwill                                                      (37)                  (16)
                                                                 ----                  ----
    Deferred tax liability, net                                  $151                  $ 66
                                                                 ====                  ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  COMPREHENSIVE INCOME

    The components of, and related tax effects for, other comprehensive income are as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                                                         1998             1997             1996
                                                                       SUCCESSOR        SUCCESSOR        SUCCESSOR
                                                                        PERIOD           PERIOD           PERIOD
                                                                                     (IN THOUSANDS)
    UNREALIZED GAINS ON SECURITIES
     AVAILABLE-FOR-SALE ARISING DURING PERIOD:
    Before-tax amount                                                     $311             $132             $ 60
    Tax expense                                                            109               46               21
                                                                          ----             ----             ----
    Net-of-tax amount                                                      202               86               39
                                                                          ----             ----             ----

    RECLASSIFICATION ADJUSTMENT FOR GAINS OR
     LOSSES REALIZED IN NET INCOME:
    Before-tax amount                                                                                          9
    Tax expense                                                                                                3
                                                                          ----             ----             ----
    Net-of-tax amount                                                                                          6
                                                                          ----             ----             ----

    NET UNREALIZED GAINS ON SECURITIES
     AVAILABLE-FOR-SALE:
    Before-tax amount                                                      311              132               69
    Tax expense                                                            109               46               24
                                                                          ----             ----             ----
    Net-of-tax amount                                                     $202             $ 86             $ 45
                                                                          ====             ====             ====

    The following table summarizes accumulated other comprehensive income balances:

                                                                                  DECEMBER 31,
                                                                           1998                   1997
                                                                        SUCCESSOR               SUCCESSOR
                                                                          PERIOD                 PERIOD
                                                                                 (IN THOUSANDS)
    ACCUMULATED OTHER COMPREHENSIVE INCOME
    Balance, beginning of year                                             $131                   $ 45
    Change during period                                                    202                     86
                                                                           ----                   ----
    Balance, end of year                                                   $333                   $131
                                                                           ====                   ====

7.  RELATED PARTY TRANSACTIONS

    Phoenix and its affiliates provide services and facilities to Phoenix Life and Annuity and are reimbursed through a cost allocation process. Investment related expenses are allocated to Phoenix Life and Annuity from PM Holdings.

    Phoenix Investment Counsel, Inc., a wholly-owned subsidiary of Phoenix Investment Partners entered into a contract to manage the general account investments of Phoenix Life and Annuity. PM Holdings owns approximately 60% of the outstanding common stock of Phoenix Investment Partners.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

    Financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

    SHORT-TERM INVESTMENTS, CASH AND CASH EQUIVALENTS

    For these short-term investments, the carrying amount approximates fair value.

    DEBT SECURITIES

    Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

9.  STATUTORY FINANCIAL INFORMATION

    Phoenix's insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. As of December 31, 1998, Phoenix Life and Annuity had no material practices that were not prescribed by the Insurance Department of the State of Connecticut. Statutory equity differs from equity reported in accordance with generally accepted accounting principles for life insurance companies primarily because investment reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

    The following is a reconciliation of the statutory net income of Phoenix Life and Annuity, as reported to regulatory authorities, to the net income as reported in these financial statements:

                                                                  1998               1997              1996
                                                                                (IN THOUSANDS)
    Statutory net income                                          $426              $428               $369
    Amortization of goodwill                                       (97)              (90)               (81)
    Deferred income taxes                                           24                 3
    Other, net                                                                                           32
                                                                  ----              ----               ----
    Net income, as reported                                       $353              $341               $320
                                                                  ====              ====               ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The following is a reconciliation of the statutory equity and asset valuation reserve of Phoenix Life and Annuity, as reported to regulatory authorities, to equity as reported in these financial statements at:

                                                                                   DECEMBER 31,
                                                                            1998                 1997
                                                                                  (IN THOUSANDS)
    Statutory equity and asset valuation reserve                          $11,301              $10,875
    Goodwill                                                                  701                  798
    Investment valuation allowances                                           513                  202
    Deferred income tax and other liabilities                                (151)                 (66)
                                                                          -------              -------
    Equity, as reported                                                   $12,364              $11,809
                                                                          =======              =======

    The Connecticut Insurance Holding Act limits the maximum amount of annual dividends or other distributions available to stockholders of Connecticut insurance companies without prior approval of the Insurance Commissioner. Under current law, the maximum dividend distribution which may be made by Phoenix Life and Annuity during 1998 without prior approval is subject to restrictions relating to statutory surplus.

10. INDEMNIFICATION

    Prior to the acquisition, Savers Life had reinsurance contracts with three unaffiliated reinsurers which it had assumed between 1986 and 1989 and which it assigned to Winterthur Life Re Insurance Company in October 1995. Under the terms of the stock purchase agreement, Central United Life has indemnified Phoenix for any liability in excess of $15,000 resulting from these reinsurance contracts. Phoenix considers any liability to Phoenix Life and Annuity as a result of these contracts to be remote and has indemnified Phoenix Life and Annuity.

PHOENIX LIFE AND ANNUITY
VARIABLE UNIVERSAL LIFE ACCOUNT



There have been no deposits made to Phoenix Life and Annuity Variable Universal Life Account as of the date of this prospectus; therefore, no financial statements are available for the VUL Account.

APPENDIX A

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following is a list of terms and their meanings when used in this prospectus.

ATTAINED AGE: The age of the Insured on the birthday nearest the most recent policy anniversary.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

DEBT: Outstanding loans against a policy, plus accrued interest.


FUNDS: The Phoenix Edge Series Fund, BT Insurance Funds Trust, Federated Insurance Series, Morgan Stanley Dean Witter Universal Funds, Inc., Templeton Variable Products Series Fund and Wanger Advisors Trust.


GENERAL ACCOUNT: The general asset account of PLAC.

ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

NET ASSET VALUE: The worth of one share of a Series of a Fund at the end of a valuation period. Net asset value is computed by adding the value of a Series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The valuation date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next valuation date.

PLANNED ANNUAL PREMIUM: The premium amount that the policyowner agrees to pay each policy year. It must be at least equal to the minimum required premium for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY VALUE: The sum of a policy's share in the values of each Subaccount of the VUL Account plus the policy's share in the values of the Guaranteed Interest Account.

POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.

SERIES: A separate investment portfolio of the Fund.

SUBACCOUNTS: Accounts within the VUL Account to which nonloaned assets under a policy are allocated.

TARGET PREMIUM: The level annual premium at which the sales load is reduced on a current basis.

VALUATION DATE: For any Subaccount, each date on which we calculate the net asset value of a Fund.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one valuation date through the next.

VUL ACCOUNT (ACCOUNT): Phoenix Life and Annuity Variable Universal Life Account, a separate account of the company.

APPENDIX B

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE APPENDIX C "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any Subaccount. Current yield for the Phoenix-Goodwin Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the mortality and expense risk charge on the VUL Account level.

    Yield calculations of the Phoenix-Goodwin Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market Subaccount based on a 7-day period ending December 31, 1998.

      Example:
      Assumptions:
      Value of hypothetical pre-existing account with exactly one
        unit at the beginning of the period:................    1.501512
      Value of the same account (excluding capital changes) at the
        end of the 7-day period:............................     1.50245
      Calculation:
        Ending account value ...............................     1.50245
      Less beginning account value .......................    1.501512
        Net change in account value ........................    0.000938
      Base period return:
      (adjusted change/beginning account value) ..........    0.000625
      Current yield = return x (365/7) = ...................       3.26%
      Effective yield = [(1 + return)365/7] - 1 = ..........       3.31%

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the VUL Account level.

    For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the mortality and expense risk, issue expense and monthly administrative charges.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    The following performance tables display historical investment results of the Subaccounts of the VUL Account. This information may be useful in helping potential investors in deciding which Subaccounts to choose and in assessing the competence of the investment advisors. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the Subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the Subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all Subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.

-----------------------------------------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1998(1,2)
-----------------------------------------------------------------------------------------------------------------------------------
SERIES                                                       INCEPTION DATE    1 YEAR      5 YEARS     10 YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix Research Enhanced Index Series.....................      7/15/97        30.18%       N/A          N/A           24.03%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series......................      5/1/90         26.55%      12.14%        N/A            9.94%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series...........................      9/17/96        -5.55%       N/A          N/A          -18.42%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series........      5/1/95        -22.26%       N/A          N/A           10.79%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Capital Growth Series.....................     12/31/82        27.80%      17.47%       19.24%         18.69%

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series........................      3/2/98         N/A          N/A          N/A           25.15%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series........................      10/8/82         3.96%       3.87%        4.43%          5.58%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series...........     12/31/82        -5.67%       5.77%        8.28%          9.39%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series......................      3/2/98         N/A          N/A          N/A            9.64%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Oakhurst Balanced Series...........................      5/1/92         17.58%      12.07%        N/A           11.58%

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series..................      3/2/98         N/A          N/A          N/A           19.25%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Oakhurst Strategic Allocation Series...............      9/17/84        19.07%      11.96%       13.11%         13.10%

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series.......................      3/2/98         N/A          N/A          N/A          -12.38%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series.......................      3/2/98         N/A          N/A          N/A           20.51%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Seneca Strategic Theme Series......................      1/29/96        42.98%       N/A          N/A           22.60%

-----------------------------------------------------------------------------------------------------------------------------------
EAFE[registered trademark] Equity Index Fund...............      8/22/97       20.35%        N/A          N/A            8.60%
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II...........      3/28/94       6.50%         N/A          N/A            5.55%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II.........................      3/1/94        1.59%         N/A          N/A            8.40%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Investments Fund-- Class 23..................      11/2/98        N/A          N/A          N/A            2.39%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Allocation Fund-- Class 23.................     11/28/88         4.96%      10.31%       10.91%         11.10%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Fund-- Class 23...............      9/27/96       -22.03%       N/A          N/A          -23.38%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Fund-- Class 23....................      5/11/92         7.93%      10.17%        N/A           12.57%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Stock Fund-- Class 23............................      11/3/88        -0.11%       9.83%       10.98%         10.95%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty.......................................      2/1/99         N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap.............................      5/1/95         14.78%       N/A          N/A           20.27%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty..............................................      2/1/99         N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap......................................      5/1/95          7.19%       N/A          N/A           25.69%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The average annual total return is the annual compound return that results from holding an initial investment of $10,000 for the time period indicated. Returns are net of $5 monthly administrative fee, investment management fees and mortality and expense risk charges
(2) Performance data quoted represent the investment return of the appropriate series adjusted for the Phoenix Corporate Edge charges had the Subaccount started on the inception date of the appropriate series.
(3) Standardized performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997 (November 16, 1998 for Mutual Shares Investments Fund), historical results of Class 1 shares; and (b) for periods after May 1, 1997 (November 16,
    1998), Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Maximum annual plan expenses are 0.25%.

    Advertisements, sales literature and other communications may contain information about any series' or advisor's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a series' portfolio; or compare a series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    Occasionally, The VUL Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as:

    Lipper Analytical Services, Inc.       Morningstar, Inc.
    CDA Investment Technologies, Inc.      Weisenberger Financial Services, Inc.

    Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

    Changing Times                         Forbes
    Fortune                                Money
    Barrons                                Business Week
    Investor's Business Daily              The Stanger Register
    Stanger's Investment Advisor           The Wall Street Journal
    The New York Times                     Consumer Reports
    Registered Representative              Financial Planning
    Financial Services Weekly              Financial World
    U.S. News and World Report             Standard & Poor's
    The Outlook                            Personal Investor

    The Funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:

    S&P 500                                Dow Jones Industrial Average
    Europe Australia Far East Index (EAFE) Consumers Price Index
    Shearson Lehman Corporate Index        Shearson Lehman T-Bond Index

    The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

    The Funds' annual reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.

                                                     ANNUAL TOTAL RETURN(1,2)
------------------------------------------------------------------------------------------------------------------------------------
                  SERIES                       1983    1984   1985    1986    1987   1988    1989    1990    1991   1992    1993
------------------------------------------------------------------------------------------------------------------------------------
 Phoenix Research Enhanced Index Series        N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International Series         N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A   19.74% -12.83%  38.46%
------------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia Series              N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate             N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A
 Securities Series
------------------------------------------------------------------------------------------------------------------------------------

 Phoenix-Engemann Capital Growth Series       32.89% 10.67%  34.92%  20.47%  6.93%   3.92%  36.19%   4.05% 42.75%  10.30%  19.71%

------------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty Series           N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market Series           8.37% 10.23%   8.03%   6.51%  6.51%   7.45%   9.20%   8.22%  5.98%   3.58%   2.88%
------------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income     6.00% 11.35%  20.61%  19.29%  1.08%  10.49%   8.24%   5.22% 19.59%  10.08%  15.92%
 Series
------------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity Series         N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------

 Phoenix-Oakhurst Balanced Series              N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    9.63%   8.61%

------------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income Series     N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------

 Phoenix-Oakhurst Strategic Allocation Series  N/A     N/A   27.34%  15.69% 12.56%   2.34%  19.90%   5.77% 29.32%  10.66%  11.01%

------------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value Series          N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series          N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------

 Phoenix-Seneca Strategic Theme Series         N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A

------------------------------------------------------------------------------------------------------------------------------------
 EAFE[registered tradmark] Equity Index Fund   N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
 Federated Fund for U.S. Government            N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A
 Securities II
------------------------------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II            N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
 Mutual Shares Investments Fund-- Class 23     N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
 Templeton Asset Allocation Fund-- Class 23    N/A     N/A    N/A     N/A     N/A    N/A    13.03%  -8.21% 27.44%   7.83%  25.87%
------------------------------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Fund-- Class 23  N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
 Templeton International Fund-- Class 23       N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A    46.47%
------------------------------------------------------------------------------------------------------------------------------------
 Templeton Stock Fund-- Class 23               N/A     N/A    N/A     N/A     N/A    N/A    14.39% -11.28% 27.23%   6.87%  33.74%
------------------------------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                          N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
 Wanger Twenty                                 N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------
 Wanger US Small Cap                           N/A     N/A    N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                     ANNUAL TOTAL RETURN(1,2)
---------------------------------------------------------------------------------------
                  SERIES                          1994    1995   1996    1997   1998
---------------------------------------------------------------------------------------
 Phoenix Research Enhanced Index Series          N/A     N/A    N/A     N/A   31.69%
---------------------------------------------------------------------------------------
 Phoenix-Aberdeen International Series           0.06%  9.59%  18.66%  12.05% 27.94%
--------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia Series                N/A     N/A    N/A   -32.41% -4.45%
--------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate               N/A     N/A    33.13% 22.07% -21.20%
 Securities Series
--------------------------------------------------------------------------------------

 Phoenix-Engemann Capital Growth Series          1.46% 30.89%  12.59%  21.09% 30.02%

--------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty Series             N/A     N/A    N/A     N/A    N/A
--------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market Series             3.84%  5.70%   5.03%   5.19%  5.10%
--------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income      -5.49% 23.54%  12.43%  11.09% -4.15%
 Series
--------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity Series           N/A     N/A    N/A     N/A    N/A
--------------------------------------------------------------------------------------

 Phoenix-Oakhurst Balanced Series               -2.84% 23.35%  10.57%  17.94% 19.02%

--------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income Series       N/A     N/A    N/A     N/A    N/A
--------------------------------------------------------------------------------------

 Phoenix-Oakhurst Strategic Allocation Series   -1.41% 18.20%   9.06%  20.74% 20.80%

--------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value Series            N/A     N/A    N/A     N/A    N/A
--------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series            N/A     N/A    N/A     N/A    N/A
--------------------------------------------------------------------------------------

 Phoenix-Seneca Strategic Theme Series           N/A     N/A    N/A    17.17% 44.72%

--------------------------------------------------------------------------------------
 EAFE[registered tradmark] Equity Index Fund     N/A     N/A    N/A     N/A   21.60%
--------------------------------------------------------------------------------------
 Federated Fund for U.S. Government              N/A   8.77%   4.20%    8.58%  7.66%
 Securities II
--------------------------------------------------------------------------------------
 Federated High Income Bond Fund II              N/A   20.38% 14.31%   13.83%  2.70%
--------------------------------------------------------------------------------------
 Mutual Shares Investments Fund-- Class 23       N/A     N/A    N/A     N/A    N/A
--------------------------------------------------------------------------------------
 Templeton Asset Allocation Fund-- Class 23     -3.23% 22.26%  18.59%  15.27%  6.10%
--------------------------------------------------------------------------------------
 Templeton Developing Markets Fund-- Class 23    N/A     N/A    N/A   -29.39% -21.04%
--------------------------------------------------------------------------------------
 Templeton International Fund-- Class 23        -2.86% 15.05%  23.30%  13.51%  9.08%
--------------------------------------------------------------------------------------
 Templeton Stock Fund-- Class 23                -2.47% 24.96%  22.15%  11.60%  0.98%
--------------------------------------------------------------------------------------
 Wanger Foreign Forty                            N/A     N/A    N/A     N/A    N/A
--------------------------------------------------------------------------------------
 Wanger International Small Cap                  N/A     N/A    32.04%  -1.46% 16.34%
--------------------------------------------------------------------------------------
 Wanger Twenty                                   N/A     N/A    N/A     N/A    N/A
--------------------------------------------------------------------------------------
 Wanger US Small Cap                             N/A     N/A   46.63%  29.43%  8.69%
--------------------------------------------------------------------------------------

(1) Performance data quoted represent the investment return of the appropriate series adjusted for the Phoenix Corporate Edge charges had the Subaccount started on the inception date of the appropriate series.
(2) Rates are net of investment management fees for the Phoenix Corporate Edge Subaccounts. The actual inception date of Phoenix Corporate Edge was October 29, 1999.
(3) Standardized performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997 (November 16, 1998 for Mutual Shares Investments Fund), historical results of Class 1 shares; and (b) for periods after May 1, 1997 (November 16,
    1998), Class 2's results reflecting an additional 12b-1 fee expense which also affects all future performance. Maximum annual plan expenses are 0.25%.

   THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

APPENDIX C

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES") AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------
    The tables on the following pages illustrate how a policy's death benefits, account values and cash surrender value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual policy years. The policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who are nonsmokers. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who are nonsmokers. Account values and cash surrender values may be lower for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each policy year.

    The death benefit, account value and cash surrender value amounts reflect the following current charges:

    1. A sales charge of 7.0% of premiums up to the target premium and 0% on amounts in excess of the target premium in policy years 1-7 and 0% of all premiums in policy years 8+.

    2. Monthly administrative charge of $5 per month ($10 per month guaranteed maximum in all states except New York and New Jersey. In New York and New Jersey guaranteed maximum is $7.50 per month.).

    3.  An average premium tax charge of 2.25%.

    4.  A federal tax charge of 1.5%.

    5. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the policies. See "Charges under the Policy" table.

    6. Mortality and expense risk charge, which is a monthly charge equivalent to .50% on an annual basis (or .25% on an annual basis after the 10th policy year) of your policy value. See "Charges under the Policy" table.

    These illustrations also assume an average investment advisory fee of .70% on an annual basis of the average daily net asset value of each of the Series of the Funds. They also assume other ongoing average Fund expenses of .30%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the advisor or PLAC. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1998, average total operating expenses for the Series would have been approximately 1.43% of the average net assets. See "Annual Fund Expenses" table.

    Taking into account the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.00%, 5.00% and 11.00%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 0%, 6% and 12% rates.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned.

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its cash surrender value, that cash surrender value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a policy for a relatively short time may be high.

    On request, we will furnish the policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.


                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 1 OF 2

MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                            FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                    ASSUMING CURRENT CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        739        739    100,000        788        788    100,000        837        837    100,000
        2      1,000      2,153      1,464      1,464    100,000      1,608      1,608    100,000      1,758      1,758    100,000
        3      1,000      3,310      2,175      2,175    100,000      2,461      2,461    100,000      2,772      2,772    100,000
        4      1,000      4,526      2,871      2,871    100,000      3,348      3,348    100,000      3,887      3,887    100,000
        5      1,000      5,802      3,550      3,550    100,000      4,269      4,269    100,000      5,113      5,113    100,000

        6      1,000      7,142      4,213      4,213    100,000      5,226      5,226    100,000      6,461      6,461    100,000
        7      1,000      8,549      4,858      4,858    100,000      6,216      6,216    100,000      7,943      7,943    100,000
        8      1,000     10,027      5,551      5,551    100,000      7,314      7,314    100,000      9,647      9,647    100,000
        9      1,000     11,578      6,222      6,222    100,000      8,449      8,449    100,000     11,518     11,518    100,000
       10      1,000     13,207      6,869      6,869    100,000      9,622      9,622    100,000     13,572     13,572    100,000

       11      1,000     14,917      7,544      7,544    100,000     10,894     10,894    100,000     15,902     15,902    100,000
       12      1,000     16,713      8,196      8,196    100,000     12,213     12,213    100,000     18,471     18,471    100,000
       13      1,000     18,599      8,823      8,823    100,000     13,580     13,580    100,000     21,303     21,303    100,000
       14      1,000     20,579      9,426      9,426    100,000     14,996     14,996    100,000     24,429     24,429    100,000
       15      1,000     22,657     10,002     10,002    100,000     16,463     16,463    100,000     27,879     27,879    100,000

       16      1,000     24,840     10,551     10,551    100,000     17,983     17,983    100,000     31,689     31,689    100,000
       17      1,000     27,132     11,072     11,072    100,000     19,557     19,557    100,000     35,901     35,901    100,000
       18      1,000     29,539     11,562     11,562    100,000     21,187     21,187    100,000     40,558     40,558    100,000
       19      1,000     32,066     12,021     12,021    100,000     22,875     22,875    100,000     45,709     45,709    104,407
       20      1,000     34,719     12,447     12,447    100,000     24,623     24,623    100,000     51,384     51,384    114,089

     @ 65      1,000     69,761     14,129     14,129    100,000     45,775     45,775    100,000    150,272    150,272    257,523

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 28.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 2 OF 2

MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                            FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                    ASSUMING GUARANTEED CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        530        530    100,000        571        571    100,000        613        613    100,000
        2      1,000      2,153      1,038      1,038    100,000      1,153      1,153    100,000      1,274      1,274    100,000
        3      1,000      3,310      1,522      1,522    100,000      1,745      1,745    100,000      1,987      1,987    100,000
        4      1,000      4,526      1,980      1,980    100,000      2,343      2,343    100,000      2,755      2,755    100,000
        5      1,000      5,802      2,411      2,411    100,000      2,947      2,947    100,000      3,581      3,581    100,000

        6      1,000      7,142      2,813      2,813    100,000      3,555      3,555    100,000      4,468      4,468    100,000
        7      1,000      8,549      3,182      3,182    100,000      4,162      4,162    100,000      5,420      5,420    100,000
        8      1,000     10,027      3,579      3,579    100,000      4,833      4,833    100,000      6,510      6,510    100,000
        9      1,000     11,578      3,941      3,941    100,000      5,503      5,503    100,000      7,684      7,684    100,000
       10      1,000     13,207      4,266      4,266    100,000      6,173      6,173    100,000      8,949      8,949    100,000

       11      1,000     14,917      4,553      4,553    100,000      6,838      6,838    100,000     10,312     10,312    100,000
       12      1,000     16,713      4,801      4,801    100,000      7,498      7,498    100,000     11,784     11,784    100,000
       13      1,000     18,599      5,007      5,007    100,000      8,151      8,151    100,000     13,374     13,374    100,000
       14      1,000     20,579      5,172      5,172    100,000      8,795      8,795    100,000     15,094     15,094    100,000
       15      1,000     22,657      5,290      5,290    100,000      9,425      9,425    100,000     16,957     16,957    100,000


       16      1,000     24,840      5,360      5,360    100,000     10,039     10,039    100,000     18,975     18,975    100,000
       17      1,000     27,132      5,374      5,374    100,000     10,628     10,628    100,000     21,160     21,160    100,000
       18      1,000     29,539      5,326      5,326    100,000     11,185     11,185    100,000     23,527     23,527    100,000
       19      1,000     32,066      5,208      5,208    100,000     11,701     11,701    100,000     26,093     26,093    100,000
       20      1,000     34,719      5,011      5,011    100,000     12,167     12,167    100,000     28,875     28,875    100,000

     @ 65      1,000     69,761         --         --         --     11,746     11,746    100,000     75,203     75,203    128,877

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 28.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 1 OF 2

FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                          FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                    ASSUMING CURRENT CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        767        767    100,000        816        816    100,000        866        866    100,000
        2      1,000      2,153      1,517      1,517    100,000      1,665      1,665    100,000      1,818      1,818    100,000
        3      1,000      3,310      2,251      2,251    100,000      2,545      2,545    100,000      2,863      2,863    100,000
        4      1,000      4,526      2,968      2,968    100,000      3,459      3,459    100,000      4,012      4,012    100,000
        5      1,000      5,802      3,666      3,666    100,000      4,406      4,406    100,000      5,272      5,272    100,000

        6      1,000      7,142      4,346      4,346    100,000      5,386      5,386    100,000      6,656      6,656    100,000
        7      1,000      8,549      5,005      5,005    100,000      6,401      6,401    100,000      8,175      8,175    100,000
        8      1,000     10,027      5,713      5,713    100,000      7,524      7,524    100,000      9,920      9,920    100,000
        9      1,000     11,578      6,400      6,400    100,000      8,687      8,687    100,000     11,839     11,839    100,000
       10      1,000     13,207      7,066      7,066    100,000      9,894      9,894    100,000     13,949     13,949    100,000

       11      1,000     14,917      7,761      7,761    100,000     11,201     11,201    100,000     16,342     16,342    100,000
       12      1,000     16,713      8,439      8,439    100,000     12,563     12,563    100,000     18,986     18,986    100,000
       13      1,000     18,599      9,100      9,100    100,000     13,983     13,983    100,000     21,908     21,908    100,000
       14      1,000     20,579      9,743      9,743    100,000     15,461     15,461    100,000     25,139     25,139    100,000
       15      1,000     22,657     10,369     10,369    100,000     17,003     17,003    100,000     28,713     28,713    100,000

       16      1,000     24,840     10,977     10,977    100,000     18,609     18,609    100,000     32,667     32,667    100,000
       17      1,000     27,132     11,566     11,566    100,000     20,282     20,282    100,000     37,041     37,041    104,563
       18      1,000     29,539     12,135     12,135    100,000     22,025     22,025    100,000     41,866     41,866    114,715
       19      1,000     32,066     12,682     12,682    100,000     23,841     23,841    100,000     47,183     47,183    125,519
       20      1,000     34,719     13,206     13,206    100,000     25,731     25,731    100,000     53,040     53,040    137,032

     @ 65      1,000     69,761     16,912     16,912    100,000     49,592     49,592    100,000    156,229    156,229    303,794

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 36.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 2 OF 2

FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                          FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                    ASSUMING GUARANTEED CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        575        575    100,000        618        618    100,000        661        661    100,000
        2      1,000      2,153      1,129      1,129    100,000      1,251      1,251    100,000      1,377      1,377    100,000
        3      1,000      3,310      1,661      1,661    100,000      1,897      1,897    100,000      2,154      2,154    100,000
        4      1,000      4,526      2,170      2,170    100,000      2,556      2,556    100,000      2,994      2,994    100,000
        5      1,000      5,802      2,653      2,653    100,000      3,226      3,226    100,000      3,902      3,902    100,000

        6      1,000      7,142      3,108      3,108    100,000      3,905      3,905    100,000      4,883      4,883    100,000
        7      1,000      8,549      3,535      3,535    100,000      4,591      4,591    100,000      5,942      5,942    100,000
        8      1,000     10,027      3,992      3,992    100,000      5,348      5,348    100,000      7,155      7,155    100,000
        9      1,000     11,578      4,421      4,421    100,000      6,116      6,116    100,000      8,471      8,471    100,000
       10      1,000     13,207      4,822      4,822    100,000      6,896      6,896    100,000      9,902      9,902    100,000

       11      1,000     14,917      5,193      5,193    100,000      7,688      7,688    100,000     11,458     11,458    100,000
       12      1,000     16,713      5,537      5,537    100,000      8,492      8,492    100,000     13,154     13,154    100,000
       13      1,000     18,599      5,852      5,852    100,000      9,309      9,309    100,000     15,004     15,004    100,000
       14      1,000     20,579      6,136      6,136    100,000     10,136     10,136    100,000     17,023     17,023    100,000
       15      1,000     22,657      6,389      6,389    100,000     10,974     10,974    100,000     19,227     19,227    100,000

       16      1,000     24,840      6,607      6,607    100,000     11,820     11,820    100,000     21,636     21,636    100,000
       17      1,000     27,132      6,790      6,790    100,000     12,673     12,673    100,000     24,271     24,271    100,000
       18      1,000     29,539      6,935      6,935    100,000     13,531     13,531    100,000     27,154     27,154    100,000
       19      1,000     32,066      7,036      7,036    100,000     14,389     14,389    100,000     30,309     30,309    100,000
       20      1,000     34,719      7,094      7,094    100,000     15,248     15,248    100,000     33,770     33,770    100,000

     @ 65      1,000     69,761      4,952      4,952    100,000     23,676     23,676    100,000     91,373     91,373    177,679

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 36.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 1 OF 2

MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                            FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                    ASSUMING CURRENT CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        738        738    100,739        787        787    100,788        836        836    100,836
        2      1,000      2,153      1,462      1,462    101,463      1,606      1,606    101,606      1,755      1,755    101,756
        3      1,000      3,310      2,171      2,171    102,172      2,457      2,457    102,457      2,766      2,766    102,767
        4      1,000      4,526      2,864      2,864    102,864      3,340      3,340    103,341      3,877      3,877    103,878
        5      1,000      5,802      3,540      3,540    103,540      4,257      4,257    104,257      5,097      5,097    105,098

        6      1,000      7,142      4,198      4,198    104,199      5,207      5,207    105,207      6,437      6,437    106,437
        7      1,000      8,549      4,837      4,837    104,838      6,189      6,189    106,189      7,906      7,906    107,906
        8      1,000     10,027      5,524      5,524    105,524      7,276      7,276    107,276      9,593      9,593    109,594
        9      1,000     11,578      6,186      6,186    106,186      8,397      8,397    108,397     11,442     11,442    111,443
       10      1,000     13,207      6,821      6,821    106,822      9,551      9,551    109,552     13,466     13,466    113,467

       11      1,000     14,917      7,486      7,486    107,487     10,805     10,805    110,805     15,762     15,762    115,763
       12      1,000     16,713      8,126      8,126    108,126     12,100     12,100    112,101     18,287     18,287    118,287
       13      1,000     18,599      8,738      8,738    108,739     13,437     13,437    113,438     21,061     21,061    121,062
       14      1,000     20,579      9,323      9,323    109,323     14,817     14,817    114,817     24,112     24,112    124,112
       15      1,000     22,657      9,878      9,878    109,878     16,238     16,238    116,239     27,466     27,466    127,466

       16      1,000     24,840     10,402     10,402    110,403     17,703     17,703    117,704     31,154     31,154    131,155
       17      1,000     27,132     10,895     10,895    110,895     19,211     19,211    119,212     35,211     35,211    135,212
       18      1,000     29,539     11,353     11,353    111,353     20,761     20,761    120,761     39,673     39,673    139,673
       19      1,000     32,066     11,774     11,774    111,775     22,353     22,353    122,353     44,580     44,580    144,581
       20      1,000     34,719     12,157     12,157    112,157     23,985     23,985    123,986     49,978     49,978    149,979

     @ 65      1,000     69,761     12,990     12,990    112,990     41,902     41,902    141,902    144,518    144,518    247,661

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 28.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 1 OF 2

MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                            FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                    ASSUMING GUARANTEED CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        528        528    100,529        570        570    100,570        611        611    100,611
        2      1,000      2,153      1,034      1,034    101,034      1,149      1,149    101,149      1,269      1,269    101,270
        3      1,000      3,310      1,514      1,514    101,514      1,735      1,735    101,736      1,977      1,977    101,977
        4      1,000      4,526      1,967      1,967    101,967      2,327      2,327    102,328      2,736      2,736    102,736
        5      1,000      5,802      2,391      2,391    102,391      2,922      2,922    102,922      3,549      3,549    103,549

        6      1,000      7,142      2,784      2,784    102,784      3,517      3,517    103,517      4,419      4,419    104,419
        7      1,000      8,549      3,142      3,142    103,143      4,108      4,108    104,109      5,347      5,347    105,348
        8      1,000     10,027      3,527      3,527    103,527      4,759      4,759    104,759      6,407      6,407    106,407
        9      1,000     11,578      3,873      3,873    103,873      5,404      5,404    105,404      7,539      7,539    107,539
       10      1,000     13,207      4,181      4,181    104,181      6,042      6,042    106,043      8,751      8,751    108,751

       11      1,000     14,917      4,447      4,447    104,448      6,670      6,670    106,670     10,046     10,046    110,046
       12      1,000     16,713      4,672      4,672    104,673      7,285      7,285    107,286     11,432     11,432    111,432
       13      1,000     18,599      4,853      4,853    104,854      7,885      7,885    107,885     12,914     12,914    112,915
       14      1,000     20,579      4,989      4,989    104,990      8,465      8,465    108,466     14,501     14,501    114,501
       15      1,000     22,657      5,076      5,076    105,077      9,022      9,022    109,022     16,196     16,196    116,197

       16      1,000     24,840      5,112      5,112    105,112      9,549      9,549    109,550     18,009     18,009    118,009
       17      1,000     27,132      5,088      5,088    105,089     10,038     10,038    110,039     19,940     19,940    119,941
       18      1,000     29,539      5,000      5,000    105,001     10,480     10,480    110,480     21,995     21,995    121,996
       19      1,000     32,066      4,839      4,839    104,840     10,862     10,862    110,862     24,177     24,177    124,178
       20      1,000     34,719      4,597      4,597    104,598     11,173     11,173    111,173     26,488     26,488    126,488

     @ 65      1,000     69,761         --         --         --      7,719      7,719    107,720     57,991     57,991    157,991

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 28.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 1 OF 2

FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                          FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                    ASSUMING CURRENT CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        766       766     100,767        816        816    100,816        865        865    100,866
        2      1,000      2,153      1,516     1,516     101,517      1,663      1,663    101,664      1,816      1,816    101,817
        3      1,000      3,310      2,248     2,248     102,249      2,542      2,542    102,542      2,859      2,859    102,860
        4      1,000      4,526      2,963     2,963     102,963      3,453      3,453    103,453      4,004      4,004    104,005
        5      1,000      5,802      3,658     3,658     103,659      4,396      4,396    104,396      5,260      5,260    105,260

        6      1,000      7,142      4,334     4,334     104,334      5,371      5,371    105,371      6,636      6,636    106,637
        7      1,000      8,549      4,988     4,988     104,988      6,378      6,378    106,379      8,145      8,145    108,145
        8      1,000     10,027      5,689     5,689     105,690      7,492      7,492    107,492      9,876      9,876    109,876
        9      1,000     11,578      6,369     6,369     106,369      8,643      8,643    108,643     11,775     11,775    111,775
       10      1,000     13,207      7,026     7,026     107,027      9,833      9,833    109,834     13,859     13,859    113,860

       11      1,000     14,917      7,712     7,712     107,713     11,125     11,125    111,126     16,223     16,223    116,224
       12      1,000     16,713      8,380     8,380     108,380     12,467     12,467    112,468     18,830     18,830    118,830
       13      1,000     18,599      9,029     9,029     109,029     13,862     13,862    113,863     21,704     21,704    121,705
       14      1,000     20,579      9,658     9,658     109,659     15,312     15,312    115,313     24,876     24,876    124,876
       15      1,000     22,657     10,269    10,269     110,269     16,819     16,819    116,820     28,375     28,375    128,376

       16      1,000     24,840     10,858    10,858     110,859     18,384     18,384    118,384     32,236     32,236    132,236
       17      1,000     27,132     11,426    11,426     111,427     20,008     20,008    120,008     36,495     36,495    136,496
       18      1,000     29,539     11,972    11,972     111,972     21,693     21,693    121,694     41,195     41,195    141,195
       19      1,000     32,066     12,493    12,493     112,493     23,439     23,439    123,440     46,380     46,380    146,380
       20      1,000     34,719     12,987    12,987     112,988     25,248     25,248    125,249     52,099     52,099    152,100

     @ 65      1,000     69,761     16,113    16,113     116,113     46,962     46,962    146,963    153,525    153,525    298,535

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 35.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                       PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 2 OF 2

FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                          FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                    ASSUMING GUARANTEED CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        574        574    100,574        617        617    100,617        659        659    100,617
        2      1,000      2,153      1,126      1,126    101,126      1,247      1,247    101,247      1,373      1,373    101,247
        3      1,000      3,310      1,655      1,655    101,655      1,890      1,890    101,890      2,145      2,145    101,890
        4      1,000      4,526      2,159      2,159    102,159      2,543      2,543    102,543      2,978      2,978    102,543
        5      1,000      5,802      2,635      2,635    102,636      3,204      3,204    103,205      3,875      3,875    103,205

        6      1,000      7,142      3,083      3,083    103,084      3,872      3,872    103,873      4,841      4,841    103,873
        7      1,000      8,549      3,501      3,501    103,501      4,545      4,545    104,545      5,880      5,880    104,545
        8      1,000     10,027      3,946      3,946    103,947      5,283      5,283    105,284      7,065      7,065    105,284
        9      1,000     11,578      4,362      4,362    104,363      6,030      6,030    106,030      8,346      8,346    106,030
       10      1,000     13,207      4,747      4,747    104,747      6,782      6,782    106,783      9,730      9,730    106,783

       11      1,000     14,917      5,101      5,101    105,101      7,541      7,541    107,542     11,228     11,228    107,542
       12      1,000     16,713      5,424      5,424    105,425      8,307      8,307    108,307     12,850     12,850    108,307
       13      1,000     18,599      5,717      5,717    105,717      9,077      9,077    109,078     14,608     14,608    109,078
       14      1,000     20,579      5,976      5,976    105,977      9,851      9,851    109,851     16,513     16,513    109,851
       15      1,000     22,657      6,201      6,201    106,202     10,625     10,625    110,625     18,576     18,576    110,625

       16      1,000     24,840      6,389      6,389    106,389     11,397     11,397    111,397     20,811     20,811    111,397
       17      1,000     27,132      6,539      6,539    106,539     12,164     12,164    112,164     23,233     23,233    112,164
       18      1,000     29,539      6,647      6,647    106,647     12,922     12,922    112,923     25,856     25,856    112,923
       19      1,000     32,066      6,708      6,708    106,709     13,666     13,666    113,666     28,694     28,694    113,666
       20      1,000     34,719      6,723      6,723    106,724     14,392     14,392    114,393     31,768     31,768    114,393

     @ 65      1,000     69,761      4,048      4,048    104,048     20,079     20,079    120,079     81,475     81,475    181,476

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 35.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                       PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 1 OF 2

MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                            FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 3
                                                    ASSUMING CURRENT CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        738        738    101,000        787        787    101,000        836        836    101,000
        2      1,000      2,153      1,462      1,462    102,000      1,605      1,605    102,000      1,755      1,755    102,000
        3      1,000      3,310      2,170      2,170    103,000      2,456      2,456    103,000      2,766      2,766    103,000
        4      1,000      4,526      2,862      2,862    104,000      3,339      3,339    104,000      3,876      3,876    104,000
        5      1,000      5,802      3,536      3,536    105,000      4,254      4,254    105,000      5,096      5,096    105,000

        6      1,000      7,142      4,193      4,193    106,000      5,203      5,203    106,000      6,436      6,436    106,000
        7      1,000      8,549      4,830      4,830    107,000      6,184      6,184    107,000      7,905      7,905    107,000
        8      1,000     10,027      5,513      5,513    108,000      7,270      7,270    108,000      9,594      9,594    108,000
        9      1,000     11,578      6,172      6,172    109,000      8,389      8,389    109,000     11,446     11,446    109,000
       10      1,000     13,207      6,803      6,803    110,000      9,542      9,542    110,000     13,476     13,476    110,000

       11      1,000     14,917      7,463      7,463    111,000     10,795     10,795    111,000     15,779     15,779    111,000
       12      1,000     16,713      8,097      8,097    112,000     12,090     12,090    112,000     18,314     18,314    112,000
       13      1,000     18,599      8,703      8,703    113,000     13,427     13,427    113,000     21,105     21,105    113,000
       14      1,000     20,579      9,279      9,279    114,000     14,807     14,807    114,000     24,179     24,179    114,000
       15      1,000     22,657      9,823      9,823    115,000     16,230     16,230    115,000     27,566     27,566    115,00

       16      1,000     24,840     10,335     10,335    116,000     17,698     17,698    116,000     31,301     31,301    116,000
       17      1,000     27,132     10,813     10,813    117,000     19,211     19,211    117,000     35,421     35,421    117,000
       18      1,000     29,539     11,252     11,252    118,000     20,769     20,769    118,000     39,969     39,969    118,000
       19      1,000     32,066     11,652     11,652    119,000     22,371     22,371    119,000     44,990     44,990    119,000
       20      1,000     34,719     12,008     12,008    120,000     24,018     24,018    120,000     50,540     50,540    120,000

     @ 65      1,000     69,761     12,045     12,045    130,000     42,618     42,618    130,000    148,021    148,021    253,665

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 26.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                       PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 2 OF 2

MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                            FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 3
                                                    ASSUMING GUARANTEED CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        528        528    101,000        569        569    101,000        610        610    101,000
        2      1,000      2,153      1,031      1,031    102,000      1,147      1,147    102,000      1,267      1,267    102,000
        3      1,000      3,310      1,508      1,508    103,000      1,730      1,730    103,000      1,972      1,972    103,000
        4      1,000      4,526      1,957      1,957    104,000      2,318      2,318    104,000      2,727      2,727    104,000
        5      1,000      5,802      2,374      2,374    105,000      2,906      2,906    105,000      3,535      3,535    105,000

        6      1,000      7,142      2,759      2,759    106,000      3,494      3,494    106,000      4,399      4,399    106,000
        7      1,000      8,549      3,106      3,106    107,000      4,075      4,075    107,000      5,320      5,320    107,000
        8      1,000     10,027      3,476      3,476    108,000      4,712      4,712    108,000      6,370      6,370    108,000
        9      1,000     11,578      3,805      3,805    109,000      5,342      5,342    109,000      7,492      7,492    109,000
       10      1,000     13,207      4,091      4,091    110,000      5,961      5,961    110,000      8,692      8,692    110,000

       11      1,000     14,917      4,331      4,331    111,000      6,566      6,566    111,000      9,976      9,976    111,000
       12      1,000     16,713      4,523      4,523    112,000      7,153      7,153    112,000     11,350     11,350    112,000
       13      1,000     18,599      4,665      4,665    113,000      7,720      7,720    113,000     12,821     12,821    113,000
       14      1,000     20,579      4,755      4,755    114,000      8,261      8,261    114,000     14,398     14,398    114,000
       15      1,000     22,657      4,786      4,786    115,000      8,771      8,771    115,000     16,088     16,088    115,000

       16      1,000     24,840      4,756      4,756    116,000      9,244      9,244    116,000     17,899     17,899    116,000
       17      1,000     27,132      4,654      4,654    117,000      9,667      9,667    117,000     19,837     19,837    117,000
       18      1,000     29,539      4,472      4,472    118,000     10,031     10,031    118,000     21,910     21,910    118,000
       19      1,000     32,066      4,199      4,199    119,000     10,321     10,321    119,000     24,123     24,123    119,000
       20      1,000     34,719      3,822      3,822    120,000     10,521     10,521    120,000     26,485     26,485    120,000

     @ 65      1,000     69,761         --         --         --      3,532      3,532    130,000     62,189     62,189    130,000

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 26.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                       PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 1 OF 2

FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                          FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 3
                                                    ASSUMING CURRENT CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        766        766    101,000        816        816    101,000        865        865    101,000
        2      1,000      2,153      1,516      1,516    102,000      1,663      1,663    102,000      1,816      1,816    102,000
        3      1,000      3,310      2,248      2,248    103,000      2,541      2,541    103,000      2,859      2,859    103,000
        4      1,000      4,526      2,961      2,961    104,000      3,452      3,452    104,000      4,004      4,004    104,000
        5      1,000      5,802      3,656      3,656    105,000      4,394      4,394    105,000      5,259      5,259    105,000

        6      1,000      7,142      4,330      4,330    106,000      5,369      5,369    106,000      6,636      6,636    106,000
        7      1,000      8,549      4,982      4,982    107,000      6,375      6,375    107,000      8,145      8,145    107,000
        8      1,000     10,027      5,681      5,681    108,000      7,488      7,488    108,000      9,878      9,878    108,000
        9      1,000     11,578      6,358      6,358    109,000      8,638      8,638    109,000     11,780     11,780    109,000
       10      1,000     13,207      7,011      7,011    110,000      9,828      9,828    110,000     13,870     13,870    110,000

       11      1,000     14,917      7,694      7,694    111,000     11,119     11,119    111,000     16,241     16,241    111,000
       12      1,000     16,713      8,357      8,357    112,000     12,462     12,462    112,000     18,857     18,857    112,000
       13      1,000     18,599      9,001      9,001    113,000     13,857     13,857    113,000     21,746     21,746    113,000
       14      1,000     20,579      9,625      9,625    114,000     15,309     15,309    114,000     24,937     24,937    114,000
       15      1,000     22,657     10,228     10,228    115,000     16,818     16,818    115,000     28,463     28,463    115,000

       16      1,000     24,840     10,810     10,810    116,000     18,386     18,386    116,000     32,360     32,360    116,000
       17      1,000     27,132     11,368     11,368    117,000     20,015     20,015    117,000     36,669     36,669    117,000
       18      1,000     29,539     11,903     11,903    118,000     21,708     21,708    118,000     41,433     41,433    118,000
       19      1,000     32,066     12,410     12,410    119,000     23,464     23,464    119,000     46,700     46,700    124,236
       20      1,000     34,719     12,890     12,890    120,000     25,286     25,286    120,000     52,509     52,509    135,658

     @ 65      1,000     69,761     15,614     15,614    130,000     47,565     47,565    130,000    154,826    154,826    301,066

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                       PHOENIX LIFE AND ANNUITY COMPANY                                                                  PAGE 2 OF 2

FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                          FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                  PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 3
                                                    ASSUMING GUARANTEED CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
  -------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        573        573    101,000        616        616    101,000        659        659    101,000
        2      1,000      2,153      1,124      1,124    102,000      1,245      1,245    102,000      1,372      1,372    102,000
        3      1,000      3,310      1,651      1,651    103,000      1,886      1,886    103,000      2,142      2,142    103,000
        4      1,000      4,526      2,152      2,152    104,000      2,536      2,536    104,000      2,972      2,972    104,000
        5      1,000      5,802      2,624      2,624    105,000      3,194      3,194    105,000      3,866      3,866    105,000

        6      1,000      7,142      3,065      3,065    106,000      3,856      3,856    106,000      4,828      4,828    106,000
        7      1,000      8,549      3,474      3,474    107,000      4,522      4,522    107,000      5,863      5,863    107,000
        8      1,000     10,027      3,910      3,910    108,000      5,252      5,252    108,000      7,043      7,043    108,000
        9      1,000     11,578      4,313      4,313    109,000      5,987      5,987    109,000      8,318      8,318    109,000
       10      1,000     13,207      4,682      4,682    110,000      6,728      6,728    110,000      9,698      9,698    110,000

       11      1,000     14,917      5,017      5,017    111,000      7,472      7,472    111,000     11,191     11,191    111,000
       12      1,000     16,713      5,318      5,318    112,000      8,220      8,220    112,000     12,811     12,811    112,000
       13      1,000     18,599      5,584      5,584    113,000      8,971      8,971    113,000     14,570     14,570    113,000
       14      1,000     20,579      5,813      5,813    114,000      9,721      9,721    114,000     16,480     16,480    114,000
       15      1,000     22,657      6,001      6,001    115,000     10,469     10,469    115,000     18,554     18,554    115,000

       16      1,000     24,840      6,146      6,146    116,000     11,211     11,211    116,000     20,808     20,808    116,000
       17      1,000     27,132      6,246      6,246    117,000     11,943     11,943    117,000     23,260     23,260    117,000
       18      1,000     29,539      6,296      6,296    118,000     12,662     12,662    118,000     25,927     25,927    118,000
       19      1,000     32,066      6,290      6,290    119,000     13,360     13,360    119,000     28,828     28,828    119,000
       20      1,000     34,719      6,226      6,226    120,000     14,035     14,035    120,000     31,990     31,990    120,000

     @ 65      1,000     69,761      1,753      1,753    130,000     18,579     18,579    130,000     85,541     85,541    166,337

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.

                                                                     [VERSION C]

                                                               PHOENIX EXECUTIVE
                                                                     BENEFIT VUL


                                                      DEVELOPED FOR CLARK BARDES


                                                         VARIABLE UNIVERSAL LIFE
                                                                INSURANCE POLICY


                                                                       Issued by


                                                                PHOENIX LIFE AND
                                                                 ANNUITY COMPANY


FOR POLICYHOLDER SERVICE, PLEASE CONTACT US AT:

[envelope]  ANDESA TPA, INC.
            1605 N CEDAR CREST BLVD, SUITE 502
            ALLENTOWN, PA 18104
[telephone] 610/439-5256


PROSPECTUS                                                      OCTOBER 29, 1999

                                               AS SUPPLEMENTED DECEMBER 20, 1999


This prospectus describes an individual flexible premium variable universal life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force.

You may allocate net premiums and cash value to one or more of the Subaccounts of the VUL Account and the Guaranteed Interest Account. The assets of each Subaccount will be used to purchase, at net asset value, shares of a series in the following designated underlying funds.


THE PHOENIX EDGE SERIES FUND
----------------------------
    MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
    [diamond] Phoenix-Aberdeen International Series
    [diamond] Phoenix-Engemann Capital Growth Series
    [diamond] Phoenix-Engemann Nifty Fifty Series
    [diamond] Phoenix-Goodwin Money Market Series
    [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series
    [diamond] Phoenix-Hollister Value Equity Series
    [diamond] Phoenix-Oakhurst Balanced Series
    [diamond] Phoenix-Oakhurst Growth and Income Series
    [diamond] Phoenix-Oakhurst Strategic Allocation Series
    [diamond] Phoenix-Seneca Mid-Cap Growth Series
    [diamond] Phoenix-Seneca Strategic Theme Series

    MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
    [diamond] Phoenix-Aberdeen New Asia Series

    MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    [diamond] Phoenix-Duff & Phelps Real Estate Securities Series

    MANAGED BY PHOENIX VARIABLE ADVISORS, INC.
    [diamond] Phoenix Research Enhanced Index Series
    [diamond] Phoenix-Bankers Trust Dow 30 Series
    [diamond] Phoenix-Federated U.S Government Bond Series
    [diamond] Phoenix-Janus Equity Income Series
    [diamond] Phoenix-Janus Flexible Income Series
    [diamond] Phoenix-Janus Growth Series
    [diamond] Phoenix-Morgan Stanley Focus Equity Series
    [diamond] Phoenix-Schafer Mid-Cap Value Series

BT INSURANCE FUNDS TRUST
------------------------
    MANAGED BY BANKERS TRUST COMPANY
    [diamond] EAFE[registered trademark] Equity Index Fund

FEDERATED INSURANCE SERIES
--------------------------
    MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
    [diamond] Federated Fund for U.S. Government Securities II
    [diamond] Federated High Income Bond Fund II

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
------------------------------------------------
    MANAGED BY MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. [diamond] Technology Portfolio

TEMPLETON VARIABLE PRODUCTS SERIES FUND
---------------------------------------
    MANAGED BY TEMPLETON INVESTMENT COUNSEL, INC.
    [diamond] Templeton Asset Allocation Fund -- Class 2
    [diamond] Templeton International Fund -- Class 2
    [diamond] Templeton Stock Fund -- Class 2

    MANAGED BY TEMPLETON ASSET MANAGEMENT, LTD.
    [diamond] Templeton Developing Markets Fund -- Class 2

    MANAGED BY FRANKLIN MUTUAL ADVISERS, LLC
    [diamond] Mutual Shares Investments Fund -- Class 2

WANGER ADVISORS TRUST
---------------------
    MANAGED BY WANGER ASSET MANAGEMENT, L.P.
    [diamond] Wanger Foreign Forty
    [diamond] Wanger International Small Cap
    [diamond] Wanger Twenty
    [diamond] Wanger U.S. Small Cap

    It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any taxes.

    The policy is not a deposit or obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

    The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    This prospectus is valid only if accompanied or preceded by current prospectuses for the funds. You should read and keep these prospectuses for future reference.

                                TABLE OF CONTENTS

Heading                                                                     Page
--------------------------------------------------------------------------------
PART I--GENERAL POLICY PROVISIONS...........................................   6
    SUMMARY ...............................................................    6
        Availability.......................................................    6
        Underwriting.......................................................    6
        Charges under the Policy...........................................    6
        Deductions from Premiums...........................................    8
            Sales Charge...................................................    8
            State Premium Tax Charge.......................................    8
            Deferred Acquisition Cost (DAC) Tax Charge.....................    8
        Policy Value Charges...............................................    8
            Administrative Charge..........................................    8
            Cost of Insurance..............................................    8
            Mortality and Expense Risk Fee.................................    8
            Rider Charge...................................................    8
            Charges for Federal Income Taxes...............................    8
            Fund Charges...................................................    8
        Other Charges......................................................   10
            Partial Surrender Fee..........................................   10
            Loan Interest Rate Expense Charge..............................   10
        Reduction in Charges...............................................   10
    PHOENIX LIFE AND ANNUITY COMPANY AND THE VUL ACCOUNT...................   11
        PLAC...............................................................   11
        The VUL Account....................................................   11
    PERFORMANCE HISTORY....................................................   11
    INVESTMENTS OF THE VUL ACCOUNT.........................................   11
        Participating Investment Funds.....................................   11
            The Phoenix Edge Series Fund...................................   11
            BT Insurance Funds Trust.......................................   12
            Federated Insurance Series.....................................   12

            Morgan Stanley Dean Witter Universal Funds, Inc................   13
            Templeton Variable Products Series Fund........................   13

            Wanger Advisors Trust..........................................   13
        Investment Advisors................................................   14
        Services of the Advisors...........................................   14
        Reinvestment and Redemption........................................   15
        Substitution of Investments........................................   15
        The Guaranteed Interest Account....................................   15
    PREMIUMS...............................................................   15
        Minimum Premiums...................................................   15
        Allocation of Issue Premium........................................   16
        Free Look Period...................................................   16
        Account Value......................................................   16
            Transfer of Policy Value.......................................   16
            Systematic Transfers for Dollar Cost Averaging.................   17
        Automatic Asset Rebalancing........................................   17
        Determination of Subaccount Values.................................   17
        Death Benefit under the Policy.....................................   17
            Minimum Face Amount............................................   18
            Death Benefit Options..........................................   18
        Changes in Face Amount of Insurance................................   18
            Requests for Increase in Face Amount...........................   18

        Decreases in Face Amount and Partial Surrender: Effect on
        Death Benefit......................................................   18
            Requests for Decrease in Face Amount...........................   18
        Surrenders.........................................................   18
            General........................................................   18
            Full Surrenders................................................   19
            Partial Surrenders.............................................   19
        Policy Loans.......................................................   19
            Source of Loan.................................................   19
            Interest.......................................................   19
            Interest Credited on Loaned Value..............................   20
            Repayment......................................................   20
            Effect of Loan.................................................   20
        Lapse..............................................................   20
        Additional Insurance Option........................................   20
        Additional Rider Benefits..........................................   20
PART II--ADDITIONAL POLICY PROVISIONS......................................   21
        Postponement of Payments...........................................   21
        Payment by Check...................................................   21
        The Contract.......................................................   21
        Suicide............................................................   21
        Incontestability...................................................   21
        Change of Owner or Beneficiary.....................................   21
        Assignment.........................................................   21
        Misstatement of Age or Sex.........................................   21
        Surplus............................................................   22
    PAYMENT OF PROCEEDS....................................................   22
        Surrender and Death Benefit Proceeds...............................   22
        Payment Options....................................................   22
            Option 1--Lump sum.............................................   22
            Option 2--Left to earn interest................................   22
            Option 3--Payment for a specific period........................   22
            Option 4--Life annuity with specified period certain...........   22
            Option 5--Life annuity.........................................   22
            Option 6--Payments of a specified amount.......................   22
            Option 7--Joint survivorship annuity with 10-year
            period certain.................................................   23
PART III--OTHER IMPORTANT INFORMATION......................................   23
    FEDERAL TAX CONSIDERATIONS.............................................   23
        Introduction.......................................................   23
        PLAC's Tax Status..................................................   23
        Policy Benefits....................................................   23
            Death Benefit Proceeds.........................................   23
            Full Surrender.................................................   23
            Partial Surrender..............................................   23
            Loans..........................................................   24
        Business-Owned Policies............................................   24
        Modified Endowment Contracts.......................................   24
            General........................................................   24
            Reduction in Benefits During the First 7 Years.................   24
            Distributions Affected.........................................   24
            Penalty Tax....................................................   24
            Material Change Rules..........................................   24
            Serial Purchase of Modified Endowment Contracts................   25
        Limitations on Unreasonable Mortality and Expense Charges..........   25
        Diversification Standards..........................................   25
        Change of Ownership or Insured or Assignment.......................   25
        Other Taxes........................................................   26
    VOTING RIGHTS .........................................................   26

    THE DIRECTORS AND EXECUTIVE OFFICERS OF PLAC...........................   26
    SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS ...............................   26
    SALES OF POLICIES .....................................................   27
    STATE REGULATION ......................................................   27
    REPORTS ...............................................................   27
    LEGAL PROCEEDINGS .....................................................   27
    LEGAL MATTERS .........................................................   27
    REGISTRATION STATEMENT ................................................   27
    YEAR 2000 ISSUE........................................................   27
    FINANCIAL STATEMENTS ..................................................   28
    APPENDIX A GLOSSARY OF SPECIAL TERMS...................................   50
    APPENDIX B PERFORMANCE HISTORY.........................................   51
    APPENDIX C ILLUSTRATIONS...............................................   55



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                        PART I--GENERAL POLICY PROVISIONs
--------------------------------------------------------------------------------

SUMMARY
--------------------------------------------------------------------------------
    This is a summary that describes the general provisions of the policy.

    Certain provisions of the policy described in this prospectus may differ in a particular state because of specific state requirements.

    Throughout the prospectus, Phoenix Life and Annuity Company is referred to as PLAC, we, us or our and the policyholder is referred to as you or your.

    We define the following terms in the Glossary of Appendix A:

    ATTAINED AGE                   POLICY ANNIVERSARY
    BENEFICIARY                    POLICY DATE
    DEBT                           POLICY VALUE
    FUNDS                          POLICY YEAR
    GENERAL ACCOUNT                SERIES
    ISSUE PREMIUM                  SUBACCOUNTS
    MONTHLY CALCULATION DAY        TARGET PREMIUM
    NET ASSET VALUE                VALUATION DATE
    PAYMENT DATE                   VALUATION PERIOD
    PLANNED ANNUAL PREMIUM         VUL ACCOUNT (ACCOUNT)

    If there is ever a difference between the provisions within this prospectus and the provisions of the policy, the policy provisions will control.

AVAILABILITY
    The policy is available on a "case" basis. We may consider one person as a case. All policies within a case are aggregated for purposes of determining policy dates, loan rates and underwriting requirements. If an individual owns the policy as part of a case, he or she may exercise all rights under the policy through his or her employer or sponsoring organization. After termination of employment or other such relationship, the individual may exercise such rights directly with us.

    For fully underwritten policies, the age of the insured at the time of issue generally must be between ages 18 through 85 as of his or her birthday nearest policy anniversary.

    For policies that are underwritten using simplified or guaranteed issue programs, generally the maximum age of the Insured at the time of issue is age 70 for simplified and 64 for guaranteed issue.

    The minimum face amount of insurance per policy issued is $50,000.

    You can purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective Insured consents.

UNDERWRITING
    Currently, we offer 3 types of underwriting:

[diamond] fully underwritten;

[diamond] simplified issue underwriting; and

[diamond] guaranteed issue underwriting.

    Your cost of insurance charges will vary based on the type of underwriting we use.

CHARGES UNDER THE POLICY
    We deduct certain charges from your policy to compensate us for:

    1. our expenses in selling the policy;

    2. underwriting and issuing the policy;

    3. premium and federal taxes incurred on premiums received;

    4. providing insurance benefits under your policy; and

    5. assuming certain risks in connection with the policy.

    These charges are summarized in the following chart.

                                                     CHARGES UNDER THE POLICY

------------------------------------------------------------------------------------------------------------------------------------
                  CHARGES                                     CURRENT RATE                            GUARANTEED RATE
------------------------------------------------------------------------------------------------------------------------------------
DEDUCTIONS FROM         SALES CHARGE              Policy  years 1 - 7: 5.0% of premiums     Policy years 1 - 7: 5.0% of premiums.
PREMIUMS                                          up to the target premium and 0% on
                                                  amounts in excess of the target           Policy year 8+: 2.0% of all premiums.
                                                  premium.
                                                  Policy year 8+: 0% of all premiums.
                        ------------------------------------------------------------------------------------------------------------
                        STATE PREMIUM             0.75% to 4.0% of each premium up to       This charge will always equal the
                        TAX                       the target premium depending on           applicable state rate.
                                                  your state's applicable rate.
                        ------------------------------------------------------------------------------------------------------------
                        DEFERRED ACQUISITION      1.5% of each  premium up to the target    This charge will always equal the
                        COST TAX CHARGE           premium.                                  actual cost to us for the DAC tax.
                        (DAC TAX)
------------------------------------------------------------------------------------------------------------------------------------
POLICY VALUE CHARGES    ADMINISTRATIVE            $5 per month ($60 annually)               $10 per month ($120 annually) except
                        CHARGE                                                              New  York, $7.50 per month ($90
                                                                                            annually)
                        ------------------------------------------------------------------------------------------------------------
                        COST OF INSURANCE CHARGE  A per thousand rate multiplied by the     The maximum monthly cost of
                                                  amount at risk each month. This           insurance charge for each $1,000 of
                                                  charge varies by the Insured's issue      insurance is shown on your policy's
                                                  age, policy duration, gender and          schedule pages.
                                                  underwriting class.
                        ------------------------------------------------------------------------------------------------------------
                        MORTALITY AND             0.40% annually in policy years 1-10       0.90% annually in all policy years
                        EXPENSE RISK              0.25% annually in policy years 11+
                        FEE
                        ------------------------------------------------------------------------------------------------------------
                        FUND CHARGES              SEE FUND CHARGE TABLE                     SEE FUND CHARGE TABLE
------------------------------------------------------------------------------------------------------------------------------------
OTHER CHARGES           PARTIAL SURRENDER         None                                      2.0% of the amount withdrawn,  but not
                        FEE                                                                 greater than $25.
                        ------------------------------------------------------------------------------------------------------------
                        TRANSFERS BETWEEN         None                                      $10 per  transfer  after  the  first 2
                        SUBACCOUNTS                                                         transfers  in any given  policy  year,
                                                                                            (after 12 transfers in New York).
                        ------------------------------------------------------------------------------------------------------------
                        LOAN INTEREST RATE        The rates in effect before the 16th       The guaranteed rates before the
                        CHARGED                   policy year and before the Insured        Insured reaches 65 for all states are:
                                                  reaches age 65 in all states except           Policy year 1 - 10:      4.75%
                                                  New York and New Jersey are:                  Policy year 11 - 15:     4.50%
                                                      Policy year 1 - 10:      2.75%            Policy year 16+:         4.25%
                                                      Policy year 11 - 15:     2.50%
                                                      Policy year 16+:         2.25%
                                                  The rates in effect before the 16th
                                                  policy year and before the Insured
                                                  reaches age 65 in New York and
                                                  New Jersey are:
                                                      Policy year 1 - 10:      4.75%
                                                      Policy year 11 - 15:     4.50%
                                                      Policy year 16+:         4.25%
------------------------------------------------------------------------------------------------------------------------------------

DEDUCTIONS FROM PREMIUMS
    Before we allocate your premium to the Subaccounts or the Guaranteed Interest Account, we deduct a sales charge, a state premium tax and a federal tax to cover the estimated cost to us for deferred acquisition costs.

SALES CHARGE
    We deduct a sales charge from your premium for the costs we incur in the sales and distribution of the policies. We will refund a portion of the sales charge to you as part of the cash surrender value if you surrender your policy within the first 3 policy years according to the following schedule:

    Policy Year 1:     100.00%

    Policy Year 2:      66.67%

    Policy Year 3:      33.33%

STATE PREMIUM TAX CHARGE
    States assess premium taxes at various rates. We deduct the applicable state rate from each premium to cover the cost of the premium taxes assessed against us by the state.

    We may increase or decrease this charge if there is a change in the tax or change of residence.

DEFERRED ACQUISITION COST ("DAC") TAX CHARGE
    This tax is associated with our federal tax liability under Internal Revenue Code Section 848.

POLICY VALUE CHARGES
    On each monthly calculation day, we deduct the following charges from your policy value:

    1.  administrative charge

    2.  cost of insurance charge

    3.  mortality and expense risk fee

    4.  a charge for the cost of riders if applicable

    The amount deducted is allocated among the Subaccounts and the unloaned portion of the Guaranteed Interest Account based on an allocation schedule specified by you. You initially select this schedule in your application.

1.  ADMINISTRATIVE CHARGE
    We assess a monthly charge for the expenses we incur in administering the policy. This charge reimburses us for the cost of daily administration of services such as billing and collections, monthly processing, updating daily values and communicating with policyholders.

2.  COST OF INSURANCE
    We deduct a charge to cover the cost of insurance coverage on each monthly calculation day. This charge is based on:

[diamond] Insured's gender;

[diamond] Insured's age at issue;

[diamond] policy year in which we make the deduction;

[diamond] Insured's tobacco use classification;

[diamond] rating class of the policy; and

[diamond] underwriting classification of the case.

    To determine the monthly cost of insurance, we multiply the appropriate cost of insurance rate by the difference between your policy's death benefit and the policy value. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose policies have been in force for the same length of time.

3.  MORTALITY AND EXPENSE RISK FEE
    We charge the Subaccounts for the mortality and expense risks we assume. This charge is deducted from the value of each Subaccount's assets attributable to the policies.

    The mortality risk we assume is that the group of lives we insure under our policies may, on average, live for a shorter period of time than we estimated.

    The expense risk we assume is that our cost of issuing and administering the policies may be more than we estimated.

    If all the money we collect from this charge is not required to cover the cost of death benefits and other expenses, it will be a gain to us. If the money we collect is not enough to cover our costs, we will still provide for death benefits and expenses.

4.  RIDER CHARGE
    We will deduct any applicable monthly rider charges for the additional benefit provided to you by the rider.

CHARGES FOR FEDERAL INCOME TAXES
    We currently do not charge the VUL Account for federal income taxes attributable to it. In the future, we may charge to cover these taxes or any other tax liability of the VUL Account.

FUND CHARGES
    Please refer to the following chart for a listing of fund charges.

ANNUAL FUND EXPENSES FOR THE YEAR ENDING DECEMBER 31, 1998 AFTER REIMBURSEMENT

                                                           INVESTMENT                        OTHER OPERATING    TOTAL ANNUAL
                        SERIES                           MANAGEMENT FEE    RULE 12B-1 FEES      EXPENSES       FUND EXPENSES(1)
--------------------------------------------------------------------------------------------------------------------------------
Phoenix Research Enhanced Index                                .45%                0%              .10%              .55%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International                                 .75%                0%              .23%              .98%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia                                     1.00%                0%              .25%             1.25%
--------------------------------------------------------------------------------------------------------------------------------

Phoenix-Bankers Trust Dow 30                                   .35%                0%              .15%              .50%(2)

--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities                   .75%                0%              .25%             1.00%
--------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Capital Growth                                .62%                0%              .07%              .69%

--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty                                   .90%                0%              .15%             1.05%
--------------------------------------------------------------------------------------------------------------------------------

Phoenix-Federated U.S. Government Bond                         .60%                0%              .15%              .75%(2)

--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market                                   .40%                0%              .15%              .55%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income                      .50%                0%              .14%              .64%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity                                 .70%                0%              .15%              .85%
--------------------------------------------------------------------------------------------------------------------------------

Phoenix-Janus Equity Income                                    .85%                0%              .15%             1.00%(2)
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income                                  .80%                0%              .15%              .95%(2)
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth                                           .85%                0%              .15%             1.00%(2)
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity                            .85%                0%              .15%             1.00%(2)
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced                                      .55%                0%              .13%              .68%

--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income                             .70%                0%              .15%              .85%
--------------------------------------------------------------------------------------------------------------------------------

Phoenix-Oakhurst Strategic Allocation                          .58%                0%              .10%              .68%

--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value                                 1.05%                0%              .15%             1.20%
--------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth                                  .80%                0%              .25%             1.05%
--------------------------------------------------------------------------------------------------------------------------------

Phoenix-Seneca Strategic Theme                                 .75%                0%              .24%              .99%

--------------------------------------------------------------------------------------------------------------------------------
EAFE(R)Equity Index                                              0%                0%              .65%              .65%
--------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities                  .52%                0%              .33%              .85%
--------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond                                     .60%                0%              .18%              .78%
--------------------------------------------------------------------------------------------------------------------------------

Technology Portfolio                                           .80%                0%             1.15%             1.95%(2)

--------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Investments                                        0%              .25%             1.00%             1.25%
--------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Allocation                                     .60%              .25%              .18%             1.03%
--------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets                                  1.25%              .25%              .41%             1.91%
--------------------------------------------------------------------------------------------------------------------------------
Templeton International                                        .69%              .25%              .17%             1.11%
--------------------------------------------------------------------------------------------------------------------------------
Templeton Stock                                                .70%              .25%              .19%             1.14%
--------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                           .95%                0%              .50%             1.45%
--------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                1.27%                0%              .28%             1.55%
--------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                  .90%                0%              .45%             1.35%
--------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                          .96%                0%              .06%             1.02%
--------------------------------------------------------------------------------------------------------------------------------

(1)  Each Series pays a portion or all of its total annual expenses other than the management fee. The Phoenix Research Enhanced Index Series will pay up to .10%; the Phoenix-Bankers Trust Dow 30, Phoenix-Federated U.S.
     Government Bond, Phoenix-Janus Equity Income, Phoenix-Janus Flexible
     Income, Phoenix-Janus Growth, Phoenix-Engemann Capital Growth,
     Phoenix-Goodwin Multi-Sector Fixed Income, Phoenix-Oakhurst Strategic
     Allocation, Phoenix-Goodwin Money Market, Phoenix-Oakhurst Balanced,
     Phoenix-Engemann Nifty Fifty, Phoenix-Oakhurst Growth and Income,
     Phoenix-Hollister Value Equity and Phoenix-Schafer Mid-Cap Value Series
     will pay up to .15%; the Phoenix-Duff & Phelps Real Estate Securities,
     Phoenix-Seneca Strategic Theme, Phoenix-Aberdeen New Asia and
     Phoenix-Seneca Mid-Cap Growth Series will pay up to .25%; and the
     Phoenix-Aberdeen International Series will pay up to .40% for the fiscal year ending December 31, 1998. Absent expense reimbursement, total annual expenses were:
         Phoenix Research Enhanced Index                .82%             Phoenix-Hollister Value Equity            2.46%
         Phoenix-Aberdeen International                 .98%             Phoenix-Oakhurst Balanced                  .68%
         Phoenix-Aberdeen New Asia                     2.50%             Phoenix-Oakhurst Growth and Income        1.46%
         Phoenix-Duff & Phelps Real Estate Securities  1.01%             Phoenix-Oakhurst Strategic Allocation      .68%
         Phoenix-Engemann Capital Growth                .69%             Phoenix-Schafer Mid-Cap Value             2.77%
         Phoenix-Engemann Nifty Fifty                  2.58%             Phoenix-Seneca Mid-Cap Growth             2.81%
         Phoenix-Goodwin Money Market                   .55%             Phoenix-Seneca Strategic Theme             .99%
         Phoenix-Goodwin Multi-Sector Fixed Income      .64%
     The Wanger Foreign Forty will pay up to .45%, the Wanger U.S. Small Cap
     Series will pay up to .50%, the Wanger International Small Cap will pay up to .60%, and the Wanger Twenty will pay up to .40%. Absent expense reimbursement, Total Annual Expenses are estimated to be approximately
     1.45% for Wanger Foreign Forty, 1.55% for Wanger International Small Cap,
     1.35% for Wanger Twenty and 1.02% for Wanger U.S. Small Cap for the fiscal year ending December 31, 1999. Expenses may be higher or lower than those shown but are subject to expense limitations as noted.
(2)  These are new series and expenses are estimated. Absent Expense reimbursement, the projected Total Annual Expenses for the year ended
     December 31, 1999 are expected to be as follows:
         Phoenix-Bankers Trust Dow 30               1.75%            Phoenix-Janus Flexible Income              2.45%
         Phoenix-Federated U.S. Government Bond     2.30%            Phoenix-Janus Growth                       1.90%
         Phoenix-Janus Equity Income                2.25%            Phoenix-Morgan Stanley Focus Equity        2.15%

OTHER CHARGES

PARTIAL SURRENDER FEE
    We reserve the right to deduct a charge from each withdrawal.

LOAN INTEREST RATE EXPENSE CHARGE
    We deduct a charge from the loan interest rate. This charge reimburses us for expenses we incur in administering your loan. This rate varies by policy year.

REDUCTION IN CHARGES
    The policy is available for purchase by individuals, corporations and other groups. For group or sponsored arrangements (including our employees and their family members) and for special exchange programs that we may make available, we reserve the right to reduce or eliminate the sales load, mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges or other charges normally assessed on certain multiple life cases where it is expected that the size or nature of such cases will result in savings of sales, underwriting, administrative or other costs.

    Eligibility for the amount of these reductions will be determined by a number of factors including:
    o the number of insureds,
    o the total premium expected to be paid,
    o the total assets under management for the policyowner,
    o the nature of the relationship among individual insureds,
    o the purpose for which the policies are being purchased,

and other circumstances which in our opinion are rationally related to the expected reduction in expenses. Any variations in the charge structure will be determined in a uniform manner reflecting differences in costs of services and not unfairly discriminatory to policyholders.

PHOENIX LIFE AND ANNUITY COMPANY AND
THE VUL ACCOUNT
--------------------------------------------------------------------------------
PLAC
    We are an indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix"). Our executive office is located at One American Row, Hartford, Connecticut 06102-5056, and our main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. We are a Connecticut stock company, formed to write life insurance and annuity contracts. Formerly, PLAC was Savers Life Insurance Company of America, chartered in Missouri in 1981. We redomesticated to Connecticut in April, 1997.

THE VUL ACCOUNT
    The VUL Account is a separate account of PLAC, established on July 1, 1996 and governed under the laws of Connecticut. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, and meets the definition of a "separate account" under that Act. This registration does not involve supervision of the management of the VUL Account or PLAC by the SEC.

    The VUL Account is divided into Subaccounts, each of which is available for allocation of policy value. Each Subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional Subaccounts which will be made available to existing policyowners to the extent and on a basis decided by us. See "Investments of the VUL Account--Participating Investment Funds."

    PLAC does not guarantee the investment performance of the VUL Account or any of its Subaccounts. Contributions to the overall policy value allocated to the VUL Account depend on the chosen Fund's investment performance. Thus, you bear the full investment risk for all monies invested in the VUL Account.

    The VUL Account is part of the general business of PLAC, but the gains or losses of the VUL Account belong solely to the VUL Account. The gains or losses of any other business we may conduct do not affect the VUL Account. Under Connecticut law, the assets of the VUL Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy are general corporate obligations of PLAC.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the VUL Account Subaccounts in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. See "Appendix B" for more information.

INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
    Certain Subaccounts invest in corresponding series of The Phoenix Edge Series Fund. The following series are currently available:

    PHOENIX RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is high total return. The Phoenix Research Enhanced Index Series invests in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. It invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is a high total return consistent with reasonable risk. The Phoenix-Aberdeen International Series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The series provides a means for investors to invest a portion of their assets outside the United States.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The investment objective of the series is long-term capital appreciation. The Phoenix-Aberdeen New Asia Series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.


    PHOENIX-BANKERS TRUST DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA(SM)") before fund expenses.


    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is capital appreciation and income with approximately equal emphasis. Under normal circumstances, the Phoenix-Duff & Phelps Real Estate Securities Series invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.


    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Engemann Capital Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the series is long-term capital appreciation. The Phoenix-Engemann Nifty Fifty Series invests in approximately 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the series' assets are invested in common stocks of high quality growth companies. The remaining portion is invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.


    PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The investment objective of the series is to maximize total return by investing primarily in debt obligations of the U.S. Government, its agencies and instrumentalities.


    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Money Market Series invests exclusively in high quality money market instruments.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The investment objective of the series is long-term total return. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation, with a secondary investment objective of current income. The Phoenix-Hollister Value Equity Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.


    PHOENIX-JANUS EQUITY INCOME SERIES: The investment objective of the series is to seek current income and long-term growth of capital.

    PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.

    PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

    PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation by investing primarily in equity securities.

    PHOENIX-OAKHURST BALANCED SERIES: The investment objective of the series is to seek reasonable income, long-term capital growth and conservation of capital. The Phoenix-Oakhurst Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.


    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Growth and Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.


    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Phoenix-Oakhurst Strategic Allocation Series invests in stocks, bonds and money market instruments in accordance with the Investment Advisor's appraisal of investments most likely to achieve the highest total return.


    PHOENIX-SCHAFER MID-CAP VALUE SERIES: The primary investment objective of the series is long-term capital appreciation, with current income as the secondary investment objective. The Phoenix-Schafer Mid-Cap Value Series invests in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Phoenix-Seneca Mid-Cap Growth Series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.


    PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Phoenix-Seneca Strategic Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.


BT INSURANCE FUNDS TRUST
    A certain Subaccount invests in a corresponding series of the BT Insurance Funds Trust. The following series is currently available:

    EAFE[registered trademark] EQUITY INDEX FUND: The series seeks to match the performance of the Morgan Stanley Capital International EAFE[registered trademark] Index ("EAFE[registered trademark] Index"), which emphasizes major stock market performance of companies in Europe, Australia and the Far East. The series invests in a statistically selected sample of the securities found in the EAFE[registered trademark] Index.

FEDERATED INSURANCE SERIES
    Certain Subaccounts invest in corresponding Series of the Federated Insurance Series. The following Series are currently available:

    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the series is current income. The Federated Fund for U.S. Government Securities II invests primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the series is high current income. The Federated High Income Bond Fund II invests primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.


    MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. A certain subaccount invests in a corresponding series of the Morgan Stanley Dean Witter Universal Funds, Inc. The following series is currently available:


    TECHNOLOGY PORTFOLIO: The investment objective of the series is to seek long-term capital appreciation by investing primarily in equity securities of companies that the investment advisor expects to benefit from their involvement in technology and technology-related industries.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Certain Subaccounts invest in Class 2 shares of a corresponding series of the Templeton Variable Products series Fund. The following series are currently available:

    MUTUAL SHARES INVESTMENT FUND: The primary investment objective of the series is capital appreciation with income as a secondary objective. The Mutual Shares Investments Fund invests in domestic equity securities that the manager believes are significantly undervalued.

    TEMPLETON ASSET ALLOCATION FUND: The investment objective of the series is a high level of total return. The Templeton Asset Allocation Fund invests in stocks of companies of any nation, bonds of companies and governments of any nation, and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries.

    TEMPLETON DEVELOPING MARKETS FUND: The investment objective of the series is long-term capital appreciation. The Templeton Developing Markets Fund invests primarily in emerging market equity securities.

    TEMPLETON INTERNATIONAL FUND: The investment objective of the series is long-term capital growth. The Templeton International Fund invests primarily in stocks of companies located outside the United States, including emerging markets.

    TEMPLETON STOCK FUND: The investment objective of the series is long-term capital growth. The Templeton Stock Fund invests primarily in common stocks issued by companies in various nations throughout the world, including the U.S. and emerging markets.

WANGER ADVISORS TRUST
    Certain Subaccounts invest in corresponding series of the Wanger Advisors Trust. The following series are currently available:

    WANGER FOREIGN FORTY: The investment objective of the series is long-term capital growth. The Wanger Foreign Forty Series invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is long-term capital growth. The Wanger International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER TWENTY: The investment objective of the series is long-term capital growth. The Wanger Twenty Series invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

    WANGER U.S. SMALL CAP: The investment objective of the series is long-term capital growth. The Wanger U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    Each series will be subject to market fluctuations and the risks that come with the ownership of any security. There can be no assurance that any series will achieve its stated investment objective.

    In addition to being sold to the Account, shares of all of the funds may be sold to other separate accounts of Phoenix or its affiliates. Shares of certain funds may also be sold to the separate accounts of other insurance companies.

    It is possible that in the future there may be no advantage for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither PLAC nor the Funds' trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contractowners, the Funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contractowners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from:

[diamond] changes in state insurance laws;

[diamond] changes in federal income tax laws;

[diamond] changes in the investment management of any portfolio of the Fund(s);
          or

[diamond] differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners.

    We will remedy such material conflicts at our expense, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISORS
    Phoenix Investment Counsel, Inc. ("PIC") is an investment advisor to the following series in The Phoenix Edge Series Fund:
    o   Phoenix-Goodwin Money Market Series
    o   Phoenix-Goodwin Multi-Sector Fixed Income Series
    o   Phoenix-Hollister Value Equity Series
    o   Phoenix-Oakhurst Balanced Series
    o   Phoenix-Oakhurst Growth and Income Series
    o   Phoenix-Oakhurst Strategic Allocation Series

    Based on subadvisory agreements with the fund, PIC as an investment advisor delegates certain investment decisions and research functions to subadvisors for the following series:

[diamond] Phoenix-Aberdeen International Advisors, LLC ("PAIA")
          o   Phoenix-Aberdeen International Series

[diamond] Roger Engemann & Associates, Inc. ("Engemann")
          o   Phoenix-Engemann Capital Growth Series
          o   Phoenix-Engemann Nifty Fifty Series

[diamond] Seneca Capital Management, LLC  ("Seneca")
          o   Phoenix-Seneca Mid-Cap Growth Series
          o   Phoenix-Seneca Strategic Theme Series

    Phoenix Variable Advisors, Inc. ("PVA") is also an investment advisor to The Phoenix Edge Series Fund. Based on subadvisory agreements with the fund, PVA delegates certain investment decisions and research functions to the following subadvisors for the series listed:

[diamond] Bankers Trust Company
          o   Phoenix-Bankers Trust Dow 30 Series

[diamond] Federated Investment Management Company
          o   Phoenix-Federated U.S. Government Bond Series

[diamond] J.P. Morgan Investment Management, Inc.
          o   Phoenix Research Enhanced Index Series

[diamond] Janus Capital Corporation
          o   Phoenix-Janus Equity Income Series
          o   Phoenix-Janus Flexible Income Series
          o   Phoenix-Janus Growth Series

[diamond] Morgan Stanley Asset Management Inc.
          o   Phoenix-Morgan Stanley Focus Equity Series

[diamond] Schafer Capital Management, Inc.
          o   Phoenix-Schafer Mid-Cap Value Series

    The investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment advisor to the Phoenix-Aberdeen New Asia Series is PAIA. Pursuant to subadvisory agreements with the fund, PAIA delegates certain investment decisions and research functions with respect to the Phoenix-Aberdeen New Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect less than wholly owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly owned subsidiary of PM Holdings, Inc.

    The other investment advisors and their respective funds are:

[diamond] Bankers Trust Company
          o   EAFE[registered trademark] Equity Index Fund

[diamond] Federated Investment Management Company
          o   Federated Fund for U.S. Government Securities II
          o   Federated High Income Bond Fund II

[diamond] Franklin Mutual Advisers, LLC
          o   Mutual Shares Investments Fund

[diamond] Morgan Stanley Dean Witter Investment Management Inc.
          o   Technology Portfolio

[diamond] Templeton Asset Management, Ltd.
          o   Templeton Developing Markets Fund

[diamond] Templeton Investment Counsel, Inc.
          o   Templeton Asset Allocation Fund
          o   Templeton International Fund
          o   Templeton Stock Fund

[diamond] Wanger Asset Management, L.P.
          o   Wanger Foreign Forty
          o   Wanger International Small Cap
          o   Wanger Twenty
          o   Wanger U.S. Small Cap

SERVICES OF THE ADVISORS

    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the trustees of each fund. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the funds.

REINVESTMENT AND REDEMPTION
    All dividend distributions of the Fund are automatically reinvested in shares of the Fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the Fund, if any, are reinvested at the net asset value on the record date. We redeem Fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the VUL Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional Subaccounts within the VUL Account, each of which will invest in shares of a designated portfolio of the Fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the Fund should no longer be available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the Subaccount in which the substitution is to occur to another Subaccount.

THE GUARANTEED INTEREST ACCOUNT
    In addition to the VUL Account, you may allocate premium or transfer policy value to the Guaranteed Interest Account. Amounts you allocate or transfer to the Guaranteed Interest Account become part of Phoenix Life and Annuity's general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a 3% rate of return on your allocated amount. For amounts transferred to the Guaranteed Interest Account from a policy loan, the guaranteed rate is 2% in all states except New York and New Jersey. In New York and New Jersey the rate credited to the Guaranteed Interest Account due to a policy loan is 4%. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

    We reserve the right to limit total deposits to the Guaranteed Interest Account, including transfers, to no more than $250,000 during any one-week period per policy.

    In general, you can make only one transfer per year from the Guaranteed Interest Account. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. If you elect the Systematic Transfer Program, approximately equal amounts may be transferred out of the Guaranteed Interest Account. Also, the total policy value allocated to the Guaranteed Interest Account may be transferred out to one or more of the Subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of remaining value

[diamond] Year Three:     50% of remaining value

[diamond] Year Four:      100% of remaining value

    Transfers into the Guaranteed Interest Account and among the Subaccounts may be made at any time. Transfers from the Guaranteed Interest Account are subject to the rules discussed above and in "Transfer of Policy Value" and "Systematic Transfer for Dollar Cost Averaging."

PREMIUMS
--------------------------------------------------------------------------------
MINIMUM PREMIUMS
    The minimum premium is determined by case size as follows:

[diamond] 5 or more lives:       $100,000 annually for the first 5 policy years

[diamond] Fewer than 5 lives:    $250,000 annually for the first 5 policy years

    The issue premium is due on the policy date. The Insured must be alive when the issue premium is paid. After that, premiums may be paid at any time while the policy is in force. Each premium payment must be at least $100. Additional payments should be sent to the:

    VUL COLI UNIT
    PO BOX 22012
    ALBANY, NY 12201-2012

    The number of units credited to a Subaccount will be determined by dividing the portion of the net premium applied to that Subaccount by the unit value of the Subaccount on the payment date.

    Regardless of whether you choose the Guideline Premium Test or the Cash Value Accumulation Test (see "Minimum Face Amount"), we reserve the right to refund a premium paid in any year if it will exceed the maximum premium limit. The maximum limit is established by law to qualify the policy as life insurance. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policyowner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

ALLOCATION OF ISSUE PREMIUM

    We will allocate the issue premium less applicable charges to the VUL Account or to the Guaranteed Interest Account upon receipt of a completed application (in accordance with the allocation instructions in the application for a policy).


FREE LOOK PERIOD
    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond] by mailing it to us within 10 days after you receive it (or longer in some states);

[diamond] within 10 days after we mail or deliver a written notice telling you about your Free Look Period; or

[diamond] within 45 days after completing the application, whichever occurs latest.


    We treat a returned policy as if we never issued it and will return the sum of the following as of the date we receive the returned policy:

(1) the then current policy value less any unpaid loans and loan interest; plus

(2) any monthly deductions, partial surrender fees and other charges made under the policy.


    We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund the same amount to you as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

ACCOUNT VALUE

TRANSFER OF POLICY VALUE
    Transfers among available Subaccounts or the Guaranteed Interest Account and changes in premium payment allocations may be requested in writing. Requests for transfers will be executed on the date the request is received at Andesa TPA Inc.

    Although there currently is no charge for transfers, in the future we may charge a fee of $10 for each transfer after the first 2 transfers in a policy year (12 transfers in New York).

    You may make only one transfer per policy year from the unloaned portion of the Guaranteed Interest Account unless

(1) the transfer(s) are made as part of a Dollar Cost Averaging Program, or

(2) we agree to make an exception to this rule.

    Unless you have elected a Dollar Cost Averaging Program, the amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the Guaranteed Interest Account at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the Guaranteed Interest Account out to one or more of the Subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of the remaining value

[diamond] Year Three:     50% of the remaining value

[diamond] Year Four:      100% of the remaining value

    Transfers into the Guaranteed Interest Account and among the Subaccounts may be made anytime. We reserve the right to limit the number of Subaccounts you may invest in at any one time or over the life of the policy, if we are required to do so by any federal or state law.

    Because excessive exchanges between Subaccounts can deteriorate Fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and PLAC have entered into a third-party transfer service agreement.

SYSTEMATIC TRANSFERS FOR DOLLAR COST AVERAGING
    You may elect to transfer funds automatically among the Subaccounts or the unloaned portion of the Guaranteed Interest Account on a monthly, quarterly, semiannual or annual basis under the Systematic Transfers for Dollar Cost Averaging Program ("Dollar Cost Averaging Program"). Under the Dollar Cost Averaging Program, the minimum transfer amounts are:

    o   $25 monthly,
    o   $75 quarterly,
    o   $150 semiannually, or
    o   $300 annually.

    You must have an initial value of $1,000 in the Guaranteed Interest Account or the Subaccount from which funds will be transferred ("Sending Subaccount"). If the value in that Subaccount or the Guaranteed Interest Account drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one Sending Subaccount or the Guaranteed Interest Account, but may be allocated to more than one Subaccount ("Receiving Subaccounts").

    Under the Dollar Cost Averaging Program, policyowners may make more than one transfer per policy year from the Guaranteed Interest Account. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

    Only one Dollar Cost Averaging Program can be active at any time. All transfers under this program will be made on the basis of the Guaranteed Interest Account and Subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

AUTOMATIC ASSET REBALANCING
    Automated asset rebalancing permits you to maintain a specified whole number percentage of your account value in any combination of Subaccounts and the Guaranteed Interest Account. We must receive a written request in order to begin your automated asset rebalancing program ("asset rebalancing"). Then, we will make transfers at least quarterly to and from the Subaccounts and the Guaranteed Interest Account to readjust your account value to your specified percentage. Asset rebalancing allows you to maintain a specific fund allocation. Quarterly rebalancing is based on your policy year. We will rebalance your account value only on a monthly calculation day.

    The effective date of the first asset rebalancing will be the first monthly calculation day after we receive your request at Andesa TPA, Inc. If we receive your request before the end of the Free Look Period, your first rebalancing will occur at the end of the Free Look Period.

    You may not participate in both the Dollar Cost Averaging Program and the asset rebalancing at the same time.

DETERMINATION OF SUBACCOUNT VALUES
    We establish the unit value of each Subaccount on the first valuation date of that Subaccount. The unit value of a Subaccount on any other valuation date is determined by multiplying the unit value of that Subaccount on the just-prior valuation date by the net investment factor for that Subaccount for the then-current valuation period. The unit value of each Subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each Subaccount on a valuation date is determined at the end of that day.

    The net investment factor for each Subaccount is determined by the investment performance of the assets held by the Subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

    (A) + (B)
    --------- - (D) where:
       (C)

(A) The value of the assets in the Subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) The amount of any dividend (or any capital gain distribution, if applicable) received by the Subaccount if the "ex-dividend" date for shares of the Fund occurs during the current valuation period.

(C) The value of the assets in the Subaccount as of the just-prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D) The charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFIT UNDER THE POLICY
    The death benefit is the amount we pay to the designated beneficiary(ies) when the Insured dies. Upon receiving due proof of death, we pay the beneficiary the death benefit amount determined as of the date the Insured dies. The beneficiary may direct us to pay all or part of the benefit in cash or to apply it under one or more of our payment options.

MINIMUM FACE AMOUNT
    To qualify as life insurance under current federal tax laws, the policy has a minimum face amount of insurance. The minimum face amount is determined using 1 of 2 allowable definitions of life insurance:

(1) the Cash Value Accumulation Test or

(2) the Guideline Premium Test.

    You chose which test to use on the application prior to the issuance of your policy. You cannot change the way we determine your minimum face amount after your policy is issued.

    The Cash Value Accumulation Test determines the minimum face amount by multiplying the account value plus the refund of sales load, if applicable, by the minimum face amount percentage. The percentages depend upon the Insured's age, gender and underwriting classification.

    Under the Guideline Premium Test, the minimum face amount is also equal to an applicable percentage of the account value plus refund of sales load, if applicable, but the percentage varies only by age of insured.

DEATH BENEFIT OPTIONS
    In your application you select a face amount of insurance coverage and the death benefit option. We offer 3 death benefit options:

[diamond] Option 1 -- The death benefit is the greater of:

    (a) the policy's face amount on the date of death or

    (b) the minimum face amount in effect on the date of death.

[diamond] Option 2 -- The death benefit is the greater of:

    (a) the policy's face amount on the date of death plus the policy value on the date of death or

    (b) the minimum face amount in effect on the date of death.

[diamond] Option 3 -- The death benefit is the greater of:

    (a) the policy's face amount on the date of death plus the sum of all premiums paid, less withdrawals, or

    (b) the policy's face amount on the date of death or

    (c) the minimum face amount in effect on the date of death.

    If the Insured dies while the policy is in force, we will pay the death benefit based on the option in effect on the date of death with the following adjustments:
    o add back in any charges taken against the account value for the period beyond the date of death;
    o   deduct any policy debt outstanding on the date of death; and
    o deduct any charges accrued against the account value unpaid as of the date of death.

    You may change the Death Benefit Option from Option 1 to Option 2 or from Option 2 to Option 1. You may not make a change either to or from Option 3.

    Under death benefit Options 1 and 3, the death benefit is not affected by your policy's investment experience. Under death benefit Option 2, the death benefit amount may increase or decrease by the investment experience.

    We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective.

CHANGES IN FACE AMOUNT OF INSURANCE

REQUESTS FOR INCREASE IN FACE AMOUNT
    Any time while this policy is in force, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value whether or not you pay an additional premium in connection with the increase. Also, a new Free Look Period (see "Free Look Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the policy resulting from the increase, see "Material Change Rules."

DECREASES IN FACE AMOUNT AND PARTIAL SURRENDER: EFFECT ON DEATH BENEFIT

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request.

    A partial surrender or a decrease in face amount generally decreases the death benefit. If the change is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

SURRENDERS

GENERAL
    At any time during the lifetime of the Insured and while the policy is in force, you may partially or fully surrender the policy by sending a written request to Andesa TPA,

Inc. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at Andesa TPA, Inc.

    The cash surrender value is:
    o   policy value; less
    o   any outstanding debt; plus
    o   the refund of sales charge, if applicable.

    There is no surrender charge.

    If the policy is surrendered within the first 3 policy years, you will receive a refund of sales charge as part of your cash surrender value. A portion of the first year sales charge will be returned to you according to the following schedule:

[diamond] Full surrender in policy year 1:   100.00%

[diamond] Full surrender in policy year 2:    66.67%

[diamond] Full surrender in policy year 3:    33.33%

FULL SURRENDERS
    If the policy is being fully surrendered, the policy itself must be returned to Andesa TPA, Inc., along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the Insured, while the policy is in force, with a written request to Andesa TPA, Inc. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options. See "Payment of Proceeds--Payment Options."

    We reserve the right to deny partial surrenders of less than $500. In addition, if the share of the policy value in any Subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that Subaccount or the Guaranteed Interest Account.

    Upon a partial surrender, the policy value will be reduced by the sum of the partial surrender amount paid. This amount comes from a reduction in the policy's share in the value of each Subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each Subaccount will be made in the same manner as that provided for monthly deductions.

    The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

    Upon partial or full surrender, we will generally pay the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "Additional Policy Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."

POLICY LOANS
    You can take a loan against your policy any time while the policy is in force. The maximum loan is:
    o   90% of your policy value at the time the loan is taken; less
    o   any outstanding policy debt before the loan is taken; less
    o interest on the loan being made and on any outstanding policy debt to the next policy anniversary date.

    Your policy must be assigned to us as collateral for the loan.

SOURCE OF LOAN
    We deduct your requested loan amount from the Subaccounts and the Guaranteed Interest Account, based on the allocation requested at the time of the loan. We liquidate shares taken from the Subaccounts and transfer the resulting dollars to the Guaranteed Interest Account. These dollars become part of the loaned portion of the Guaranteed Interest Account.

INTEREST
    You will pay interest on the loan at the following noted effective annual rates, compounded daily and payable in arrears:

    In all states except New York and New Jersey, the loan interest rate in effect following the policy anniversary nearest the Insured's 65th birthday is 2.25%. The rates in effect before the Insured reaches age 65 are:

[diamond] Policy years 1-10:                2.75%

[diamond] Policy years 11-15:               2.50%

[diamond] Policy years 16 and thereafter:   2.25%

    In New York and New Jersey only, the loan interest rate in effect following the policy anniversary nearest the Insured's 65th birthday is 4.25%. The rates in effect before the Insured reaches age 65 are:

[diamond] Policy years 1-10:                4.75%

[diamond] Policy years 11-15:               4.50%

[diamond] Policy years 16 and thereafter:   4.25%

    Interest accrues daily, becoming part of the policy debt. Interest is due and payable on the policy anniversary. If you do not pay the interest when due, we will add it to your loan. We treat any interest which has been capitalized the same as if it were a new loan. We deduct this capitalized interest from the Subaccounts and the Guaranteed Interest Account in proportion to the nonloaned account value in each.

INTEREST CREDITED ON LOANED VALUE
    The amount equal to any policy loan is held in the Guaranteed Interest Account. This amount is credited with interest at a rate of 2% (4% in New York and New Jersey).

REPAYMENT
    You may repay all or part of your policy debt at anytime while the policy is in force.

    If you do not repay the loan, we deduct the loan amount due from the cash surrender value or the death benefit.

    Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

    In the future, PLAC may not allow policy loans of less than $500, unless such loan is used to pay a premium on another PLAC policy.

EFFECT OF LOAN
    Your policy loan reduces the death benefit and cash surrender value under the policy by the amount of the loan. Your repayment of the loan increases the death benefit and cash surrender value by the amount of the repayment.

    As long as a loan is outstanding, a portion of your policy value equal to the loan is held in the Guaranteed Interest Account. The Subaccount's investment performance does not affect this amount. Also, you may be subject to tax consequences if you surrender your policy while there is outstanding debt.

LAPSE
    Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

    If on any monthly calculation day during the first 3 policy years, the policy value plus the refund of any applicable sales charge is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the policy value is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction.

    During the grace period, the policy will continue in force but Subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not before 30 days after we have mailed written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the Subaccounts or to the Guaranteed Interest Account according to the current premium allocation schedule.

    In determining the amount of "excess" premium to be applied to the Subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

ADDITIONAL INSURANCE OPTION
    While the policy is in force and the Insured is insurable, the policyowner will have the option to purchase additional insurance on the same Insured with the same guaranteed rates as the policy. We will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification.

ADDITIONAL RIDER BENEFITS
    You may elect additional benefits under a policy and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits are chosen.

    The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

[diamond] FLEXIBLE TERM INSURANCE RIDER. This rider provides annually renewable term insurance coverage to age 100 on the Insured under the base policy. The initial rider death benefit cannot exceed 10 times the initial base policy. There is no charge for this rider.

[diamond] EXCHANGE OF INSURED RIDER. This rider allows the policyowner to exchange the Insured on a given contract. Future charges against the policy will be based on the life of the substitute Insured. There is no charge for this rider.

          The incontestability and suicide exclusion periods, as they apply to the substitute Insured, run from the date of the exchange. Any assignments will continue to apply.

The exchange is subject to the following adjustments:

1. If the policy value of the original policy is insufficient to produce a positive cash surrender value for the new policy, the owner must pay an exchange adjustment in an amount that, when applied as premium, will make the policy value of the new policy greater than zero.

2. In some cases, the amount of policy value which may be applied to the new policy may result in a death benefit which exceeds the limit for the new policy. In that event, we will apply such excess policy value to reduce any loan against the policy, and the residual amount will be returned to you in cash.

3. The exchange will also be subject to our receipt of repayment of the amount of any policy debt under the exchange policy in excess of the loan value of the new policy on the date of exchange.

    The Internal Revenue Service has ruled that an exchange of Insureds does not qualify for tax deferral under Code Section 1035. Therefore, you must include in current gross income all previously unrecognized gain in the policy upon an exchange of the Insured.


                      PART II--ADDITIONAL POLICY PROVISIONs
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS
    Payment of any amount upon complete or partial surrender, policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond] for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[diamond] whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond] whenever an emergency exists, per the SEC, as a result of which
          o   disposal of securities is not reasonably practicable or
          o it is not reasonably practicable to determine the value of the VUL Account's net assets.

    Transfers may also be postponed under these circumstances.

PAYMENT BY CHECK
    Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of PLAC can agree to change or waive any provisions of the policy.

SUICIDE
    If the Insured commits suicide within 2 years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

INCONTESTABILITY
    We cannot contest this policy or any attached rider after it has been in force during the Insured's lifetime or for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
    The beneficiary, as named in the policy application or as subsequently changed, will receive the policy benefits at the Insured's death. If the named beneficiary dies before the Insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the Insured, the death benefit payable under the policy will be paid to your estate.

    As long as the policy is in force, the policyowner and the beneficiary may be changed in writing, satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS
    This policy is nonparticipating and does not pay dividends. Your policy will not share in PLAC's profits or surplus earnings.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated (e.g., to ensure payment of the proper amount to the proper payee). Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    You may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

    If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM.
    Payment is paid in one lump sum.

OPTION 2--LEFT TO EARN INTEREST.
    A payment of interest is paid during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD.
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN.
    Equal installments are paid until the later of:

[diamond] the death of the payee; or

[diamond] the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond] 10 years;

[diamond] 20 years; or

[diamond] until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY.
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT.
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN.
    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond] the end of the 10-year period certain;

[diamond] the death of the Insured; or

[diamond] the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the policy.


                      PART III--OTHER IMPORTANT INFORMATION
--------------------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to you or your beneficiary depends on our tax status and upon the tax status of the individual concerned. This discussion is general in nature and is not intended as tax advice. For complete information on federal and state tax considerations, a qualified tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any policy.

    The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PLAC'S TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the VUL Account nor the Guaranteed Interest Account is a separate entity from PLAC and their operations form a part of PLAC.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to us. Due to our tax status under current provisions of the Code, no charge is made for our federal income taxes which may be attributable to the VUL Account.

    We reserve the right to make a deduction for taxes if our federal tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the tax treatment to our variable life insurance contracts, or if changes occur in our tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
    The policy, whether or not it is a "modified endowment contract" (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See, however, the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan.

    Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyowner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    If the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on "Modified Endowment Contracts" below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered.

    We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts.

LOANS
    We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

    The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

    The measuring stick for this test is a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums but which, after the seventh year is "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A policy becomes a modified endowment contract, if, at any time during the first 7 years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS
    If there is a reduction in death benefits during the first 7 policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 policy years.

DISTRIBUTIONS AFFECTED
    If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond] made on or after the taxpayer attains age 59-1/2;

[diamond] attributable to the taxpayer's disability (within the meaning of Code
          Section 72(m)(7)); or

[diamond] part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
    Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions.

[diamond] First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond] Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:
          o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and
          o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts.

    A qualified tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), each Series of the Fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the Series assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the VUL Account; therefore, each Series of the Fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in Treasury securities. For purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement would provide. It is possible that the policy may need to be modified to comply with such future Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the VUL Account.

    We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the policyowner or the Insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code

Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange.

    We recommend that any person contemplating such actions seek the advice of a qualified tax consultant.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary.

    We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

VOTING RIGHTS
--------------------------------------------------------------------------------
    We will vote the Funds' shares held by the Subaccounts at any regular and special meetings of shareholders of the Funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the Funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds' shares held in a Subaccount for which no timely instructions are received, and Funds' shares which are not otherwise attributable to policyowners, will be voted by PLAC in proportion to the voting instructions that are received with respect to all policies participating in that Subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by PLAC.

    You will receive proxy materials, reports and other materials related to the Funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, PLAC itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the investment advisor of the Funds if PLAC reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a Series may result in overly speculative or unsound investments. In the event PLAC does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policyowners.

THE DIRECTORS AND
EXECUTIVE OFFICERS OF PLAC
--------------------------------------------------------------------------------
    PLAC is managed by its Board of Directors. The following are the Directors and Executive Officers of PLAC:

NAME AND TITLE                PRINCIPAL OCCUPATION

Robert W. Fiondella,          Chairman of the Board
Director, Chairman            and President
and President

Richard H. Booth,             Executive Vice President
Director and Executive
Vice President

Philip R. McLoughlin,         Executive Vice President and
Director, Executive           Chief Investment Officer
Vice President and CIO

David W. Searfoss,            Executive Vice President and
Director, Executive           Chief Financial Officer
Vice President and CFO

Dona D. Young,                Executive Vice President,
Director and Executive        Individual Insurance and
Vice President                General Counsel

Joseph E. Kelleher,           Senior Vice President
Director and Senior
Vice President

Robert G. Lautensack,         Senior Vice President
Director and Senior
Vice President

Simon Y. Tan,                 Senior Vice President
Director and Senior
Vice President

Carl T. Chadburn,             Executive Vice President
Director

    The above positions reflect the last held position in our parent company, Phoenix Home Life Mutual Insurance Company, during the last five years.

SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    We hold the assets of the VUL Account. They are kept physically segregated and held separate and apart from our

General Account. We maintain records of all purchases and redemptions of shares of the Funds.

SALES OF POLICIES
--------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the policies. PEPCO is an indirect subsidiary of Phoenix Investment Partners, Ltd. ("PXP") in which Phoenix owns a majority interest.

    Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO.

    Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. PLAC will pay a maximum total sales commission of 15% of premiums to PEPCO. Additionally, agents or selling brokers may receive asset-based compensation. The maximum asset-based compensation is 0.90% of the policy value. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of the Connecticut insurance laws applicable to stock life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business. State regulation of PLAC includes certain limitations on the investments which we may make, including investments for the VUL Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the VUL Account.

REPORTS
--------------------------------------------------------------------------------
    All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. PLAC is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the policies.

LEGAL MATTERS
--------------------------------------------------------------------------------
    Edwin L. Kerr, Counsel of Phoenix Home Life Mutual Insurance Company, has passed upon the organization of PLAC, its authority to issue variable life insurance policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for PLAC.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A registration statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the registration statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the VUL Account, PLAC and the policy.

YEAR 2000 ISSUE
--------------------------------------------------------------------------------
    Many existing computer programs use only 2 digits to identify the year in a date field. This is commonly referred to as the "Year 2000 Issue." Companies must consider the impact of the upcoming change in the century on their computer systems. The Year 2000 Issue, if not adequately addressed, could result in computer system failures or miscalculations causing disruptions of operations and the possible inability of companies to process transactions.

    We believe that the Year 2000 Issue is an important business priority requiring careful analysis of every business system in order to be assured that all information systems applications are century compliant.

    PLAC's ultimate parent, Phoenix, has been addressing the Year 2000 Issue in earnest since 1995 when, with consultants, a comprehensive inventory and assessment of all business systems, including those of our subsidiaries, was conducted. Phoenix has identified and pursued a number of strategies to address the issue, including:

[diamond] upgrading systems with compliant versions;

[diamond] developing or acquiring new systems to replace those that are obsolete;

[diamond] repairing existing systems by converting code or hardware; and

[diamond] preparing contingency plans to address difficulties that may arise.

    Based on current assessments, those computer systems deemed critical to customer service and business continuity are compliant. Testing will continue throughout 1999. Additionally Phoenix has obtained Year 2000 assurances from business partners.

    More details about our Year 2000 Program are available on our Web site: www.phl.com.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The financial statements of PLAC contained herein should be considered only as bearing upon PLAC's ability to meet its obligations under the policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of Phoenix Life and Annuity Company are available for the periods ended June 30, 1999 and December 31, 1998.

PHOENIX LIFE AND
ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF
PM HOLDINGS, INC.)
CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1999

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE

Balance Sheets at June 30, 1999 and December 31, 1998 (unaudited) ............31

Statement of Income, Comprehensive Income and Equity for the Six
 Months Ended June 30, 1999 and 1998 (unaudited)..............................32

Statement of Cash Flows for the Six Months Ended June 30, 1999
 and 1998 (unaudited).........................................................33

Notes to Condensed Financial Statements (unaudited)...........................34

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
BALANCE SHEET(UNAUDITED)
--------------------------------------------------------------------------------

                                                                                  JUNE 30,         DECEMBER 31,
                                                                                   1999                1998
                                                                                        (IN THOUSANDS)

ASSETS
Available-for-sale debt securities, at fair value                                 $  9,163           $  9,781
Short-term investments                                                               1,975              1,754
                                                                                  --------           --------

Total investments                                                                   11,138             11,535
Cash and cash equivalents                                                               64                 99
Accrued investment income                                                              185                169
Due and uncollected premium                                                            331
Receivable from parent Phoenix Home Life                                             1,060
Deferred income tax asset                                                               84
Goodwill                                                                               653                701
Other assets                                                                             5                 13
                                                                                  --------           --------

Total assets                                                                      $ 13,520           $ 12,517
                                                                                  ========           ========

LIABILITIES
Reserves for future policy benefits                                               $  1,071
Income taxes payable                                                                   117
Deferred income tax liability                                                                        $    151
Other liabilities                                                                                           2
                                                                                  --------           --------
Total liabilities                                                                    1,188                153

EQUITY
Common stock, $100 par value, 40,000 shares
  authorized, 25,000 shares issued and outstanding                                   2,500              2,500
Additional paid-in-capital                                                           8,664              8,664
Retained earnings                                                                    1,238                867
Accumulated other comprehensive (loss) income                                          (70)               333
                                                                                  --------           --------

Total equity                                                                        12,332             12,364
                                                                                  --------           --------

Total liabilities and equity                                                      $ 13,520           $ 12,517
                                                                                  ========           ========


        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                      SIX MONTHS ENDED
                                                                                          JUNE 30,
                                                                                   1999               1998
                                                                                       (IN THOUSANDS)

REVENUES
Premiums                                                                        $    636
Consideration received on reinsurance assumed                                        915
Net investment income                                                                344            $    339
                                                                                --------            --------

Total revenues                                                                     1,895                 339
                                                                                --------            --------

BENEFITS, LOSSES AND EXPENSES
Policy benefits and payments                                                       1,138
Commissions and reinsurance allowances                                                93
Amortization of goodwill                                                              48                  48
Other operating expenses                                                              46
                                                                                --------            --------

Total expenses                                                                     1,325                  48
                                                                                --------            --------

INCOME BEFORE INCOME TAXES                                                           570                 291

Income taxes                                                                         199                 102
                                                                                --------            --------

NET INCOME                                                                           371                 189

OTHER COMPREHENSIVE INCOME, NET OF INCOME TAX
Unrealized (losses) gains on securities arising during period                       (403)                 85
                                                                                --------            --------
Total other comprehensive (loss) income                                             (403)                 85
                                                                                --------            --------

COMPREHENSIVE (LOSS) INCOME                                                          (32)                274

EQUITY, BEGINNING OF PERIOD                                                        2,364              11,809
                                                                                --------            --------

EQUITY, END OF PERIOD                                                           $ 12,332            $ 12,083
                                                                                ========            ========


        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENT OF CASH FLOWS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                           SIX MONTHS ENDED
                                                                                               JUNE 30,
                                                                                       1999               1998
                                                                                            (IN THOUSANDS)
CASH FLOW FROM OPERATING ACTIVITIES
Net income                                                                            $   371           $   189

ADJUSTMENTS TO RECONCILE NET INCOME
  TO NET CASH PROVIDED BY OPERATIONS
Goodwill amortization                                                                      48                48
Deferred income taxes                                                                     (19)               (4)
Increase in accrued investment income                                                     (16)              (39)
Increase in due and uncollected premium                                                  (331)
Increase in receivable from parent                                                     (1,060)
Increase in policy liabilities and accruals                                             1,071
Other, net                                                                                122                 3
                                                                                      -------           -------
Net cash provided by operating activities                                             $   186           $   197
                                                                                      -------           -------


CASH FLOW FROM INVESTING ACTIVITIES
Purchase of available-for-sale debt securities                                                           (2,098)
Change in short-term investments, net                                                    (221)            1,874
                                                                                      -------           -------
Net cash used for investing activities                                                   (221)             (224)
                                                                                      -------           -------

CASH FLOW FROM FINANCING ACTIVITIES
Capital contribution from parent                                                      -------           -------
Net cash provided by financing activities                                             -------           -------


NET DECREASE IN CASH AND CASH EQUIVALENTS                                                 (35)              (27)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                             99                48
                                                                                      -------           -------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                              $    64           $    21
                                                                                      =======           =======

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                                                     $    89           $   106
                                                                                      -------           -------


        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

BASIS OF PRESENTATION

The condensed unaudited financial statements include the accounts of Phoenix Life and Annuity Company (PLAC). These condensed unaudited financial statements have been prepared in accordance with generally accepted accounting principles
(GAAP). The information furnished includes all adjustments and accruals consisting only of normal, recurring accrual adjustments which are, in the opinion of management, necessary for a fair presentation of results for the interim periods.

The results of operations for any interim period are not necessarily indicative of results for the full year. Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. Certain reclassifications have been made to prior year amounts to conform with the current year presentation. The June 30, 1999 Condensed Financial Statements (Unaudited) should be read in conjunction with the accompanying December 31, 1998 Financial Statements.

REINSURANCE

Effective January 1, 1999 PLAC entered into an Indemnity Reinsurance Agreement with its indirect parent Phoenix Home Life Insurance Company (Phoenix). Under the Agreement, PLAC assumed from Phoenix 100 percent of its net retained risk for a block of yearly renewable rate term policies and incurred an initial reinsurance allowance of $50 thousand that was recorded as an expense in 1999. These policies constitute a closed block in a run-off stage and, as of June 30, 1999, reserves for future policy benefits totaled $1.1 million.

SUBSEQUENT EVENTS

In July, 1999, PLAC introduced a survivorship universal life policy and recorded initial sales of this product during the third quarter of 1999.

PHOENIX LIFE AND
ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
FINANCIAL STATEMENTS DECEMBER 31, 1998

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
FINANCIAL STATEMENTS
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
Report of Independent Accountants............................................37

Balance Sheet................................................................38

Statement of Income, Comprehensive Income and Equity.........................39

Statement of Cash Flows......................................................40

Notes to Financial Statements.............................................41-48

[PriceWaterhouseCoopers Logo & Address]




                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Stockholder of
Phoenix Life and Annuity Company

In our opinion, the accompanying balance sheet and the related statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Life and Annuity Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years ended December 31, 1998 and 1997 and for the periods from March 30, 1996 to December 31, 1996 and from January 1, 1996 to March 29, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

[PriceWaterhouseCoopers Logo]

February 11, 1999

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
BALANCE SHEET
--------------------------------------------------------------------------------

                                                              DECEMBER 31,
                                                          1998           1997
                                                             (IN THOUSANDS)
ASSETS
Available-for-sale debt securities, at fair value         $ 9,781        $ 7,209
Short-term investments                                      1,754          3,671
                                                          -------        -------

Total investments                                          11,535         10,880
Cash and cash equivalents                                      99             48
Accrued investment income                                     169            152
Goodwill                                                      701            798
Other assets                                                   13
                                                          -------        -------
Total assets                                              $12,517        $11,878
                                                          =======        =======

LIABILITIES
Deferred income taxes                                     $   151        $    66
Other liabilities                                               2              3
                                                          -------        -------
Total liabilities                                             153             69

EQUITY
Common stock, $100 par value, 40,000 shares
 authorized, 25,000 shares issued and outstanding           2,500          2,500
Additional paid-in-capital                                  8,664          8,664
Retained earnings                                             867            514
Accumulated other comprehensive income                        333            131
                                                          -------        -------
Total equity                                               12,364         11,809
                                                          -------        -------
Total liabilities and equity                              $12,517        $11,878
                                                          =======        =======



        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
YEARS ENDED DECEMBER 31, 1998 AND 1997 AND PERIODS FROM MARCH 30, 1996 TO DECEMBER 31, 1996 (SUCCESSOR PERIOD) AND JANUARY 1, 1996 TO MARCH 29, 1996 (PREDECESSOR PERIOD)
--------------------------------------------------------------------------------

                                                                1998            1997            1996             1996
                                                             SUCCESSOR        SUCCESSOR      SUCCESSOR       PREDECESSOR
                                                               PERIOD          PERIOD          PERIOD           PERIOD
                                                                                   (IN THOUSANDS)

REVENUES
Net investment income                                          $   688          $   624          $   433        $    95
Net realized investment losses                                                                        (1)
                                                               -------          -------          -------        -------
Total revenues                                                     688              624              432             95
                                                               -------          -------          -------        -------

EXPENSES
Amortization of goodwill                                            97               90               81
Other operating expenses                                            63                4                              (3)
                                                               -------          -------          -------        -------
Total expenses                                                     160               94               81             (3)
                                                               -------          -------          -------        -------

INCOME BEFORE INCOME TAXES                                         528              530              351             98
Income taxes                                                       175              189              129
                                                               -------          -------          -------        -------
NET INCOME                                                         353              341              222             98
                                                               -------          -------          -------        -------

OTHER COMPREHENSIVE INCOME, NET OF INCOME TAX
Unrealized gains on securities arising during period               202               86               39
Reclassification adjustment for losses included
 in net income                                                                                         6
                                                               -------          -------          -------        -------
Total other comprehensive income                                   202               86               45
                                                               -------          -------          -------        -------

COMPREHENSIVE INCOME                                               555              427              267             98

Acquisition adjustment to record purchase price                                    (107)           1,076
Capital contribution                                                                 49            4,000
                                                               -------          -------          -------        -------

NET INCREASE IN EQUITY                                             555              369            5,343             98
EQUITY, BEGINNING OF PERIOD                                     11,809           11,440            6,097          5,999
                                                               -------          -------          -------        -------

EQUITY, END OF PERIOD                                          $12,364          $11,809          $11,440        $ 6,097
                                                               =======          =======          =======        =======



        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998 AND 1997 AND PERIODS FROM MARCH 30, 1996 TO DECEMBER 31, 1996 (SUCCESSOR PERIOD) AND JANUARY 1, 1996 TO MARCH 29, 1996 (PREDECESSOR PERIOD)
--------------------------------------------------------------------------------

                                                                1998            1997             1996           1996
                                                             SUCCESSOR        SUCCESSOR       SUCCESSOR     PREDECESSOR
                                                               PERIOD          PERIOD           PERIOD         PERIOD
                                                                                   (IN THOUSANDS)

CASH FLOW FROM OPERATING ACTIVITIES
Net income                                                     $   353          $   341          $   222        $    98

ADJUSTMENTS TO RECONCILE NET INCOME
 TO NET CASH PROVIDED BY OPERATIONS
Goodwill amortization                                               97               90               81
Deferred income taxes                                              (24)              (2)              (2)
Increase in accrued investment income                              (17)             (34)            (104)            (9)
Decrease in receivable from affiliate                                                                               899
Other, net                                                         (29)             (60)             (18)
                                                               -------          -------          -------        -------
Net cash provided by operating activities                          380              335              179            988
                                                               -------          -------          -------        -------

CASH FLOW FROM INVESTING ACTIVITIES
Purchases of available-for-sale debt securities                 (2,246)          (1,527)          (5,167)
Change in short-term investments, net                            1,917            1,036           (1,002)
                                                               -------          -------          -------        -------
Net cash used for investing activities                            (329)            (491)          (6,169)
                                                               -------          -------          -------        -------

CASH FLOW FROM FINANCING ACTIVITIES
Capital contribution from parent                                                     49            4,000
                                                               -------          -------          -------        -------
Net cash provided by financing activities                                            49            4,000
                                                               -------          -------          -------        -------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                51             (107)          (1,990)           988
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                      48              155            2,145          1,157
CASH AND CASH EQUIVALENTS, END OF PERIOD                       $    99          $    48          $   155        $ 2,145
                                                               =======          =======          =======        =======

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                              $   213          $   182          $   113        $
                                                               -------          -------          -------        -------


        The accompanying notes are an integral part of these statements.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Life and Annuity Company is a life insurance company domiciled in the State of Connecticut and is licensed in 35 states. On March 29, 1996, PM Holdings, Inc. acquired Savers Life Insurance Company of America from Central United Life Insurance Company, renamed the acquired company Phoenix Life and Annuity Company and redomiciled the company from Missouri to Connecticut. PM Holdings accounted for the acquisition of Phoenix Life and Annuity under the purchase method of accounting. The assets and liabilities of Phoenix Life and Annuity were recorded at their fair value as of the date of acquisition and intangible assets associated with the acquisition were recorded in the accounts of the acquired company. PM Holdings is a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    These financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    The financial statements for the period subsequent to the March 29, 1996 acquisition are sometimes referred to as the "successor period." The financial statements for the period prior to the acquisition are sometimes referred to as the "predecessor period."

    VALUATION OF INVESTMENTS

    Investments in debt securities include U.S. government and agency bonds. Phoenix Life and Annuity classifies its debt security investments as available-for-sale. These investments are presented at fair value with unrealized gains or losses included as a separate component of equity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

    Short-term investments are carried at amortized cost, which approximates market value. Phoenix considers highly liquid investments purchased with a maturity date of one year or less to be short-term investments.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand and money market instruments.

    GOODWILL

    Goodwill represents the excess of the cost of the business acquired on March 29, 1996 over the fair value of its tangible net assets. During 1997, Phoenix Life and Annuity recorded a $58 thousand dollar reduction in goodwill, representing a refund and a subsequent adjustment of a portion of the purchase price. Goodwill is amortized on a straight-line method over a period of 10 years, the expected period of benefit from the acquisition. Management periodically reevaluates the propriety of the carrying value of long-lived assets including goodwill. Assets are considered impaired if carrying value exceeds the expected future undiscounted cash flows. Such analyses are performed at least annually or more frequently if warranted by events or circumstances affecting Phoenix Life and Annuity's business. At this time, management believes that no impairment of goodwill has occurred and that no reduction of the carrying value is warranted.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INCOME TAXES

    Phoenix Life and Annuity is included in the life/nonlife consolidated federal income tax return filed by Phoenix. In accordance with a tax sharing agreement with Phoenix, the provision for federal income taxes is computed as if Phoenix Life and Annuity were filing a separate federal income tax return, except those benefits arising from income tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in Phoenix's consolidated federal income tax return.

    Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from unrealized gains or losses on investments and goodwill.

    RECENT ACCOUNTING PRONOUNCEMENTS

    Phoenix Life and Annuity adopted Statement of Financial Accounting Standard
    (SFAS) No. 130, "Reporting Comprehensive Income," as of January 1, 1998. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of financial statements. This statement defines the components of comprehensive income as those items that were previously reported only as components of equity and were excluded from net income.

3.  INVESTMENTS

    Information pertaining to Phoenix Life and Annuity's investments, net investment income and unrealized investment gains and losses follows:

    DEBT SECURITIES

    The amortized cost and fair value of investments in debt securities as of December 31, 1998 were as follows:

                                                                                   GROSS
                                                          AMORTIZED              UNREALIZED              FAIR
                                                             COST                  GAINS                VALUE
                                                                               (IN THOUSANDS)
    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                        $5,127                 $  340                $5,467
    Corporate securities                                     4,143                    171                 4,314
                                                            ------                 ------                ------
    TOTAL DEBT SECURITIES                                   $9,270                 $  511                $9,781
                                                            ======                 ======                ======

    The amortized cost and fair value of investments in debt securities as of December 31, 1997 were as follows:

                                                                                   GROSS
                                                          AMORTIZED              UNREALIZED               FAIR
                                                             COST                  GAINS                 VALUE
                                                                               (IN THOUSANDS)
    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                        $6,008                 $  177                $6,185
    Corporate securities                                       999                     25                 1,024
                                                            ------                 ------                ------
    TOTAL DEBT SECURITIES                                   $7,007                 $  202                $7,209
                                                            ======                 ======                ======

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The amortized cost and fair value of these investments, by contractual maturity, as of December 31, 1998 are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix Life and Annuity may have the right to put or sell the obligations back to the issuers.

                                                                                AMORTIZED                  FAIR
                                                                                   COST                    VALUE
                                                                                          (IN THOUSANDS)
    Due after one year through five years                                         $5,128                  $5,468
    Due after five years through ten years                                         1,057                   1,058
    Due after ten years                                                            3,085                   3,255
                                                                                  ------                  ------
    Total                                                                         $9,270                  $9,781
                                                                                  ======                  ======

    NET INVESTMENT INCOME

    The components of net investment income for the years ended December 31, 1998 and 1997 and from March 30, 1996 to December 31, 1996 (successor period) and January 1, 1996 to March 29, 1996 (predecessor period) were as follows:

                                                                1998           1997            1996            1996
                                                              SUCCESSOR      SUCCESSOR      SUCCESSOR      PREDECESSOR
                                                               PERIOD         PERIOD          PERIOD          PERIOD
                                                                                   (IN THOUSANDS)
    Debt security investments                                    $583          $376            $226
    Short-term investments                                        115           259             214             $ 95
                                                                 ----          ----            ----             ----
                                                                  698           635             440               95
    Less investment expenses                                       10            11               7
                                                                 ----          ----            ----             ----
    Net investment income                                        $688          $624            $433             $ 95
                                                                 ====          ====            ====             ====

    UNREALIZED INVESTMENT GAINS AND LOSSES

    Unrealized gains on investments carried at fair value at December 31, were as follows:

                                                                 1998                  1997                    1996
                                                                                   (IN THOUSANDS)
    Unrealized investment gains                                  $311                   $132                   $ 60
    Deferred income taxes                                         109                     46                     21
                                                                 ----                   ----                   ----
    Net unrealized investment gains                              $202                   $ 86                   $ 39
                                                                 ====                   ====                   ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  GOODWILL

    Phoenix Life and Annuity, formerly Savers Life Insurance Company of America, was acquired by way of a stock purchase agreement on March 29, 1996 and was accounted for under the purchase method of accounting. The assets and liabilities were recorded at fair value as of the date of acquisition and goodwill of approximately $1.0 million was pushed-down to Phoenix Life and Annuity from PM Holdings.

    Goodwill was as follows:

                                                                                            DECEMBER 31,
                                                                                    1998                    1997
                                                                                           (IN THOUSANDS)
    Goodwill                                                                        $969                    $969
    Accumulated amortization                                                        (268)                   (171)
                                                                                    ----                    ----
    Total                                                                           $701                    $798
                                                                                    ====                    ====

5.  INCOME TAXES

    A summary of income taxes in the Statement of Income, Comprehensive Income and Equity for the years ended December 31, 1998 and 1997 and the period from March 30, 1996 to December 31, 1996 (successor period) is presented below. No income taxes were recorded for the period from January 1, 1996 to March 29, 1996 (predecessor period).

                                                             1998                   1997                   1996
                                                          SUCCESSOR              SUCCESSOR               SUCCESSOR
                                                            PERIOD                 PERIOD                 PERIOD
                                                                               (IN THOUSANDS)
    Current income taxes                                     $199                   $191                   $131
    Deferred income taxes                                     (24)                    (2)                    (2)
                                                             ----                   ----                   ----
    Total                                                    $175                   $189                   $129
                                                             ====                   ====                   ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The income taxes attributable to the successor and predecessor periods are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. In the predecessor period, Savers Life was a consolidated subsidiary of a thrift under the control of the Resolution Trust Corporation. During the predecessor period, an interagency agreement between the Resolution Trust Corporation and the Internal Revenue Service stated that the Internal Revenue Service would not impose income taxes on consolidated subsidiaries of thrifts under Resolution Trust Corporation control. Accordingly, no provision for the predecessor period was recorded. The sources and the tax effect of the differences between the provision and the result of multiplying the income before taxes by the statutory federal income tax rate for the years ended December 31, 1998 and 1997 and periods from March 30, 1996 to December 31, 1996 (successor period) and January 1, 1996 to March 29, 1996 (predecessor period) were as follows:

                                           1998                 1997                 1996                  1996
                                        SUCCESSOR            SUCCESSOR             SUCCESSOR            PREDECESSOR
                                          PERIOD               PERIOD               PERIOD                PERIOD
                                                                      (IN THOUSANDS)
    Income tax expense
     at statutory rate                 $185      35%        $186      35%        $123      35%        $ 34       35%
    Goodwill                            (10)     (2%)          3       1%           7       2%
    Other                                                                          (1)      0%         (34)     (35%)
                                       ----                 ----                 ----                 ----
    Income taxes                       $175      33%        $189      36%        $129      37%        $           0%
                                       ====                 ====                 ====                 ====

    The deferred income tax liability represents the tax effects of temporary differences. The components were as follows:

                                                               1998                 1997
                                                              SUCCESSOR            SUCCESSOR
                                                               PERIOD               PERIOD
                                                                      (IN THOUSANDS)

    Net unrealized investment gains                              $179                  $ 70
    Investments                                                     9                    12
    Goodwill                                                      (37)                  (16)
                                                                 ----                  ----
    Deferred tax liability, net                                  $151                  $ 66
                                                                 ====                  ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.  COMPREHENSIVE INCOME

    The components of, and related tax effects for, other comprehensive income are as follows:

                                                                                 YEAR ENDED DECEMBER 31,
                                                                         1998             1997             1996
                                                                       SUCCESSOR        SUCCESSOR        SUCCESSOR
                                                                        PERIOD           PERIOD           PERIOD
                                                                                     (IN THOUSANDS)
    UNREALIZED GAINS ON SECURITIES
     AVAILABLE-FOR-SALE ARISING DURING PERIOD:
    Before-tax amount                                                     $311             $132             $ 60
    Tax expense                                                            109               46               21
                                                                          ----             ----             ----
    Net-of-tax amount                                                      202               86               39
                                                                          ----             ----             ----

    RECLASSIFICATION ADJUSTMENT FOR GAINS OR
     LOSSES REALIZED IN NET INCOME:
    Before-tax amount                                                                                          9
    Tax expense                                                                                                3
                                                                          ----             ----             ----
    Net-of-tax amount                                                                                          6
                                                                          ----             ----             ----

    NET UNREALIZED GAINS ON SECURITIES
     AVAILABLE-FOR-SALE:
    Before-tax amount                                                      311              132               69
    Tax expense                                                            109               46               24
                                                                          ----             ----             ----
    Net-of-tax amount                                                     $202             $ 86             $ 45
                                                                          ====             ====             ====

    The following table summarizes accumulated other comprehensive income balances:

                                                                                  DECEMBER 31,
                                                                           1998                   1997
                                                                        SUCCESSOR               SUCCESSOR
                                                                          PERIOD                 PERIOD
                                                                                 (IN THOUSANDS)
    ACCUMULATED OTHER COMPREHENSIVE INCOME
    Balance, beginning of year                                             $131                   $ 45
    Change during period                                                    202                     86
                                                                           ----                   ----
    Balance, end of year                                                   $333                   $131
                                                                           ====                   ====

7.  RELATED PARTY TRANSACTIONS

    Phoenix and its affiliates provide services and facilities to Phoenix Life and Annuity and are reimbursed through a cost allocation process. Investment related expenses are allocated to Phoenix Life and Annuity from PM Holdings.

    Phoenix Investment Counsel, Inc., a wholly-owned subsidiary of Phoenix Investment Partners entered into a contract to manage the general account investments of Phoenix Life and Annuity. PM Holdings owns approximately 60% of the outstanding common stock of Phoenix Investment Partners.

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

    Financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

    SHORT-TERM INVESTMENTS, CASH AND CASH EQUIVALENTS

    For these short-term investments, the carrying amount approximates fair value.

    DEBT SECURITIES

    Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

9.  STATUTORY FINANCIAL INFORMATION

    Phoenix's insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. As of December 31, 1998, Phoenix Life and Annuity had no material practices that were not prescribed by the Insurance Department of the State of Connecticut. Statutory equity differs from equity reported in accordance with generally accepted accounting principles for life insurance companies primarily because investment reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

    The following is a reconciliation of the statutory net income of Phoenix Life and Annuity, as reported to regulatory authorities, to the net income as reported in these financial statements:

                                                                  1998               1997              1996
                                                                                (IN THOUSANDS)
    Statutory net income                                          $426              $428               $369
    Amortization of goodwill                                       (97)              (90)               (81)
    Deferred income taxes                                           24                 3
    Other, net                                                                                           32
                                                                  ----              ----               ----
    Net income, as reported                                       $353              $341               $320
                                                                  ====              ====               ====

PHOENIX LIFE AND ANNUITY COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The following is a reconciliation of the statutory equity and asset valuation reserve of Phoenix Life and Annuity, as reported to regulatory authorities, to equity as reported in these financial statements at:

                                                                                   DECEMBER 31,
                                                                            1998                 1997
                                                                                  (IN THOUSANDS)
    Statutory equity and asset valuation reserve                          $11,301              $10,875
    Goodwill                                                                  701                  798
    Investment valuation allowances                                           513                  202
    Deferred income tax and other liabilities                                (151)                 (66)
                                                                          -------              -------
    Equity, as reported                                                   $12,364              $11,809
                                                                          =======              =======

    The Connecticut Insurance Holding Act limits the maximum amount of annual dividends or other distributions available to stockholders of Connecticut insurance companies without prior approval of the Insurance Commissioner. Under current law, the maximum dividend distribution which may be made by Phoenix Life and Annuity during 1998 without prior approval is subject to restrictions relating to statutory surplus.

10. INDEMNIFICATION

    Prior to the acquisition, Savers Life had reinsurance contracts with three unaffiliated reinsurers which it had assumed between 1986 and 1989 and which it assigned to Winterthur Life Re Insurance Company in October 1995. Under the terms of the stock purchase agreement, Central United Life has indemnified Phoenix for any liability in excess of $15,000 resulting from these reinsurance contracts. Phoenix considers any liability to Phoenix Life and Annuity as a result of these contracts to be remote and has indemnified Phoenix Life and Annuity.

PHOENIX LIFE AND ANNUITY
VARIABLE UNIVERSAL LIFE ACCOUNT


There have been no deposits made to Phoenix Life and Annuity
Variable Universal Life Account as of the date of this prospectus; therefore, no financial statements are available for the VUL Account.

APPENDIX A

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------
The following is a list of terms and their meanings when used in this prospectus.

ATTAINED AGE: The age of the Insured on the birthday nearest the most recent policy anniversary.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

DEBT: Outstanding loans against a policy, plus accrued interest.


FUNDS: The Phoenix Edge Series Fund, BT Insurance Funds Trust, Federated Insurance Series, Morgan Stanley Dean Witter Universal Funds, Inc., Templeton Variable Products Series Fund and Wanger Advisors Trust.


GENERAL ACCOUNT: The general asset account of PLAC.

ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

NET ASSET VALUE: The worth of one share of a Series of a Fund at the end of a valuation period. net asset value is computed by adding the value of a Series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The valuation date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next valuation date.

PLANNED ANNUAL PREMIUM: The premium amount that the policyowner agrees to pay each policy year. It must be at least equal to the minimum required premium for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY VALUE: The sum of a policy's share in the values of each Subaccount of the VUL Account plus the policy's share in the values of the Guaranteed Interest Account.

POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.

SERIES: A separate investment portfolio of the Fund.

SUBACCOUNTS: Accounts within the VUL Account to which nonloaned assets under a policy are allocated.

TARGET PREMIUM: The level annual premium at which the sales load is reduced on a current basis.

VALUATION DATE: For any Subaccount, each date on which we calculate the net asset value of a Fund.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one valuation date through the next.

VUL ACCOUNT (ACCOUNT): Phoenix Life and Annuity Variable Universal Life Account, a separate account of the company.

APPENDIX B

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE APPENDIX C "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any Subaccount. Current yield for the Phoenix-Goodwin Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the mortality and expense risk charge on the VUL Account level.

    Yield calculations of the Phoenix-Goodwin Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market Subaccount based on a 7-day period ending December 31, 1998.

   Example:
   Assumptions:
   Value of hypothetical pre-existing account with exactly one
     unit at the beginning of the period:...........................    1.501512
   Value of the same account (excluding capital changes) at the
     end of the 7-day period:.......................................     1.50245
   Calculation:
     Ending account value ..........................................     1.50245
     Less beginning account value ..................................    1.501512
     Net change in account value ...................................    0.000938
   Base period return:
     (adjusted change/beginning account value) .....................    0.000625
   Current yield = return x (365/7) = ..............................       3.26%
   Effective yield = [(1 + return)(365/7)] - 1 = ...................       3.31%

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the VUL Account level.

    For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the mortality and expense risk, issue expense and monthly administrative charges.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    The following performance tables display historical investment results of the Subaccounts of the VUL Account. This information may be useful in helping potential investors in deciding which Subaccounts to choose and in assessing the competence of the investment advisors. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the Subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the Subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all Subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.

===================================================================================================================================
                             AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1998(1,2)
===================================================================================================================================
SERIES                                                       INCEPTION DATE    1 YEAR      5 YEARS     10 YEARS   SINCE INCEPTION
===================================================================================================================================
Phoenix Research Enhanced Index Series.....................      7/14/97        30.31%       N/A          N/A           24.15%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series......................      5/1/90         26.68%      12.26%        N/A           10.05%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series...........................      9/17/96        -5.45%       N/A          N/A          -18.34%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series........      5/1/95        -22.19%       N/A          N/A           10.90%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Engemann Capital Growth Series.....................     12/31/82        27.93%      17.59%       19.36%         18.70%

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series........................      3/2/98         N/A          N/A          N/A           25.25%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series........................      10/8/82         4.06%       3.98%        4.54%          5.58%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series...........     12/31/82        -5.57%       5.88%        8.39%          9.39%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series......................      3/2/98         N/A          N/A          N/A            9.73%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Oakhurst Balanced Series...........................      5/1/92         17.70%      12.19%        N/A           11.69%

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series..................      3/2/98         N/A          N/A          N/A           19.35%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Oakhurst Strategic Allocation Series...............      9/17/84        19.19%      12.07%       13.23%         13.10%

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series.......................      3/2/98         N/A          N/A          N/A          -12.31%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series.......................      3/2/98         N/A          N/A          N/A           20.61%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Seneca Strategic Theme Series......................      1/29/96        43.12%       N/A          N/A           22.73%

-----------------------------------------------------------------------------------------------------------------------------------
EAFE[registered trademark] Equity Index Fund..............      8/22/97       20.47%        N/A          N/A            8.71%
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II...........      3/28/94       6.61%         N/A          N/A            5.66%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II.........................      3/1/94        1.69%         N/A          N/A            8.51%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Investments Fund -- Class 2(3)...............      11/2/98        N/A          N/A          N/A            2.41%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Allocation Fund -- Class 2(3)..............     11/28/88         5.07%      10.42%       11.02%         11.10%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Fund -- Class 2(3)............      9/27/96       -21.95%       N/A          N/A          -23.30%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Fund -- Class 2(3).................      5/11/92         8.04%      10.29%        N/A           12.69%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Stock Fund -- Class 2(3).........................      11/3/88        -0.01%       9.94%       11.09%         10.95%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty.......................................      2/1/99         N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap.............................      5/1/95         14.90%       N/A          N/A           20.39%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty..............................................      2/1/99         N/A          N/A          N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap......................................      5/1/95          7.30%       N/A          N/A           25.81%
===================================================================================================================================

(1) The average annual total return is the annual compound return that results from holding an initial investment of $10,000 for the time period indicated. Returns are net of $5 monthly administrative fee, investment management fees and the mortality and expense risk charges.


(2) Performance data quoted represents the investment return of the appropriate series adjusted for the Phoenix Executive Benefit VUL charges had the Subaccount started on the inception date of the appropriate series.


(3) Standardized performance for Class 2 shares reflects a "blend" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997 (November 16, 1998), for Mutual Shares Investments Fund), historical results of Class 1 shares; and (b) for periods after May 1, 1997 (November 16,
    1998), Class 2's results reflecting and additional 12b-1 fee expense which also affects all future performance. Maximum annual plan expenses are 0.25%.

    Advertisements, sales literature and other communications may contain information about any series' or advisor's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average(SM), First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    Occasionally, The VUL Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as:

    Lipper Analytical Services, Inc.       Morningstar, Inc.
    CDA Investment Technologies, Inc.      Weisenberger Financial Services, Inc.

    Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

    Changing Times                         Forbes
    Fortune                                Money
    Barrons                                Business Week
    Investor's Business Daily              The Stanger Register
    Stanger's Investment Advisor           The Wall Street Journal
    The New York Times                     Consumer Reports
    Registered Representative              Financial Planning
    Financial Services Weekly              Financial World
    U.S. News and World Report             Standard & Poor's
    The Outlook                            Personal Investor

    The Funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:

    S&P 500                                Dow Jones Industrial Average
    Europe Australia Far East Index (EAFE) Consumers Price Index
    Shearson Lehman Corporate Index        Shearson Lehman T-Bond Index

    The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

    The Funds' annual reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.

                                                                                    ANNUAL TOTAL RETURN(1,2)
=====================================================================================================================
                  SERIES                         1983    1984    1985    1986   1987   1988    1989    1990    1991
=====================================================================================================================
 Phoenix Research Enhanced Index Series           N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
---------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International Series            N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A  19.74%
---------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia Series                 N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
---------------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate                N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
 Securities Series
---------------------------------------------------------------------------------------------------------------------

 Phoenix-Engemann Capital Growth Series         32.89%  10.67%  34.92%  20.47%  6.93%   3.92%  36.19%   4.05% 42.75%

---------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty Series              N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
---------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market Series             8.37%  10.23%   8.03%   6.51%  6.51%   7.45%   9.20%   8.22%  5.98%
---------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income
 Series                                          6.00%  11.35%  20.51%  19.29%  1.08%  10.49%   8.24%   5.22% 19.59%
---------------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity Series            N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
---------------------------------------------------------------------------------------------------------------------

 Phoenix-Oakhurst Balanced Series                 N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A

---------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income Series        N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
---------------------------------------------------------------------------------------------------------------------

 Phoenix-Oakhurst Strategic Allocation Series     N/A     N/A   27.34%  15.69% 12.56%   2.34%  19.90%   5.77% 29.32%

---------------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value Series             N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
---------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series             N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
---------------------------------------------------------------------------------------------------------------------

 Phoenix-Seneca Strategic Theme Series            N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A

---------------------------------------------------------------------------------------------------------------------
 EAFE[registered trademark] Equity Index Fund     N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
---------------------------------------------------------------------------------------------------------------------
 Federated Fund for U.S. Government               N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
 Securities II
---------------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II               N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
---------------------------------------------------------------------------------------------------------------------
 Mutual Shares Investments Fund -- Class 2(3)     N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
---------------------------------------------------------------------------------------------------------------------
 Templeton Asset Allocation Fund -- Class 2(3)    N/A     N/A     N/A     N/A    N/A     N/A   13.03%  -8.21% 27.44%
---------------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Fund -- Class 2(3)  N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
---------------------------------------------------------------------------------------------------------------------
 Templeton International Fund -- Class 2(3)       N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
---------------------------------------------------------------------------------------------------------------------
 Templeton Stock Fund -- Class 2(3)               N/A     N/A     N/A     N/A    N/A     N/A   14.39% -11.28% 27.23%
---------------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                             N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
---------------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                   N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
---------------------------------------------------------------------------------------------------------------------
 Wanger Twenty                                    N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
---------------------------------------------------------------------------------------------------------------------
 Wanger US Small Cap                              N/A     N/A     N/A     N/A    N/A     N/A     N/A     N/A    N/A
=====================================================================================================================

                                                 ANNUAL TOTAL RETURN(1,2) (continued)
========================================================================================================
                  SERIES                          1992    1993    1994   1995    1996   1997     1998
========================================================================================================
 Phoenix Research Enhanced Index Series            N/A     N/A     N/A    N/A     N/A     N/A   31.69%
--------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen International Series          -12.83%  38.46%   0.06%  9.59%  18.66%  12.05%  27.94%
--------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia Series                  N/A     N/A     N/A    N/A     N/A  -32.41%  -4.45%
--------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate                 N/A     N/A     N/A    N/A   33.13%  22.07% -21.20%
 Securities Series
--------------------------------------------------------------------------------------------------------

 Phoenix-Engemann Capital Growth Series          10.30%  19.71%   1.46% 30.89%  12.59%  21.06%  30.02%

--------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty Series               N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market Series              3.58%   2.88%   3.84%  5.70%   5.03%   5.19%   5.10%
--------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income
 Series                                          10.08%  15.92%  -5.49% 23.54%  12.43%  11.09%  -4.15%
--------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity Series             N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------

 Phoenix-Oakhurst Balanced Series                 9.63%   8.61%  -2.84% 23.35%  10.57%  17.94%  19.02%

--------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income Series         N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------

 Phoenix-Oakhurst Strategic Allocation Series    10.66%  11.01%  -1.41% 18.20%   9.06%  20.74%  20.80%

--------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value Series              N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth Series              N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------

 Phoenix-Seneca Strategic Theme Series             N/A     N/A     N/A    N/A     N/A   17.17%  44.72%

--------------------------------------------------------------------------------------------------------
 EAFE[registered trademark] Equity Index Fund      N/A     N/A     N/A    N/A     N/A     N/A   21.60%
--------------------------------------------------------------------------------------------------------
 Federated Fund for U.S. Government                N/A     N/A     N/A   8.77%   4.20%   8.58%   7.66%
 Securities II
--------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II                N/A     N/A     N/A   20.38% 14.31%  13.83%   2.70%
--------------------------------------------------------------------------------------------------------
 Mutual Shares Investments Fund -- Class 2(3)      N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------
 Templeton Asset Allocation Fund -- Class 2(3)    7.83%  25.87%  -3.23% 22.26%  18.59%  15.27%   6.10%
--------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Fund -- Class 2(3)   N/A     N/A     N/A    N/A     N/A  -29.39% -21.04%
--------------------------------------------------------------------------------------------------------
 Templeton International Fund -- Class 2(3)       N/A    46.47%  -2.86% 15.05%  23.30%  13.51%   9.08%
--------------------------------------------------------------------------------------------------------
 Templeton Stock Fund -- Class 2(3)               6.87%  33.74%  -2.47% 24.96%  22.15%  11.60%   0.98%
--------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                              N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                    N/A     N/A     N/A    N/A   32.04%  -1.46%  16.34%
--------------------------------------------------------------------------------------------------------
 Wanger Twenty                                     N/A     N/A     N/A    N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------------------------------
 Wanger US Small Cap                               N/A     N/A     N/A    N/A   46.63%  29.43%   8.69%
========================================================================================================

(1) Performance data quoted represents the investment return of the appropriate series adjusted for the Phoenix Executive Benefit VUL charges had the Subaccount started on the inception date of the appropriate series.

(2) Rates are net of investment management fees for the Phoenix Executive Benefit VUL Subaccounts. The actual inception date of Phoenix Executive Benefit VUL was October 29, 1999.
(3) Standardized performance for Class 2 shares reflects a "blend" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997 (November 16, 1998), for Mutual Shares Investments Fund), historical results of Class 1 shares; and (b) for periods after May 1, 1997 (November 16, 1998), Class 2's results reflecting and additional 12b-1 fee expense which also affects all future performance. Maximum annual plan expenses are 0.25%.

   THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

APPENDIX C

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES")
AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------
    The tables on the following pages illustrate how a policy's death benefits, account values and cash surrender value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual policy years. The policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who are nonsmokers. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who are nonsmokers. Account values and cash surrender values may be lower for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each policy year.

    The death benefit, account value and cash surrender value amounts reflect the following current charges:

    1. A sales charge of 5.0% of premiums up to the target premium and 0% on amounts in excess of the target premium in policy years 1-7 and 0% of all premiums in policy years 8+.

    2. Monthly administrative charge of $5 per month ($10 per month guaranteed maximum in all states except New York and New Jersey. In New York and New Jersey guaranteed maximum is $7.50 per month.).

    3. An average premium tax charge of 2.25%.

    4. A federal tax charge of 1.5%.

    5. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the policies. See "Charges under the Policy" table.

    6. Mortality and expense risk charge, which is a monthly charge equivalent to .40% on an annual basis (or .25% on an annual basis after the 10th policy year) of your policy value. See "Charges under the Policy" table.

    These illustrations also assume an average investment advisory fee of .70% on an annual basis of the average daily net asset value of each of the Series of the Funds. They also assume other ongoing average Fund expenses of .30%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the advisor or PLAC. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1998, average total operating expenses for the Series would have been approximately 1.43% of the average net assets. See "Annual Fund Expenses" table.

    Taking into account the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.00%, 5.00% and 11.00%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 0%, 6% and 12% rates.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned.

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its cash surrender value, that cash surrender value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a policy for a relatively short time may be high.

    On request, we will furnish the policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.


                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 1 OF 2

MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                            FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                PHOENIX EXECUTIVE BENEFIT VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                    ASSUMING CURRENT CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
------------------------------------------------------------------------------------------------------------------------------------
        1      1,000      1,050        760        810    100,000        810        860    100,000        860        910    100,000
        2      1,000      2,153      1,506      1,539    100,000      1,653      1,687    100,000      1,807      1,840    100,000
        3      1,000      3,310      2,238      2,255    100,000      2,532      2,549    100,000      2,851      2,868    100,000
        4      1,000      4,526      2,955      2,955    100,000      3,447      3,447    100,000      4,001      4,001    100,000
        5      1,000      5,802      3,657      3,657    100,000      4,398      4,398    100,000      5,267      5,267    100,000

        6      1,000      7,142      4,343      4,343    100,000      5,387      5,387    100,000      6,661      6,661    100,000
        7      1,000      8,549      5,011      5,011    100,000      6,412      6,412    100,000      8,193      8,193    100,000
        8      1,000     10,027      5,708      5,708    100,000      7,526      7,526    100,000      9,934      9,934    100,000
        9      1,000     11,578      6,383      6,383    100,000      8,680      8,680    100,000     11,847     11,847    100,000
       10      1,000     13,207      7,034      7,034    100,000      9,873      9,873    100,000     13,950     13,950    100,000

       11      1,000     14,917      7,708      7,708    100,000     11,158     11,158    100,000     16,322     16,322    100,000
       12      1,000     16,713      8,358      8,358    100,000     12,490     12,490    100,000     18,936     18,936    100,000
       13      1,000     18,599      8,984      8,984    100,000     13,871     13,871    100,000     21,820     21,820    100,000
       14      1,000     20,579      9,585      9,585    100,000     15,301     15,301    100,000     25,002     25,002    100,000
       15      1,000     22,657     10,159     10,159    100,000     16,783     16,783    100,000     28,514     28,514    100,000

       16      1,000     24,840     10,706     10,706    100,000     18,319     18,319    100,000     32,395     32,395    100,000
       17      1,000     27,132     11,226     11,226    100,000     19,910     19,910    100,000     36,684     36,684    100,000
       18      1,000     29,539     11,715     11,715    100,000     21,558     21,558    100,000     41,428     41,428    100,000
       19      1,000     32,066     12,173     12,173    100,000     23,265     23,265    100,000     46,671     46,671    106,606
       20      1,000     34,719     12,597     12,597    100,000     25,033     25,033    100,000     52,445     52,445    116,446

     @ 65      1,000     69,761     14,271     14,271    100,000     46,470     46,470    100,000    153,047    153,047    262,278

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 29.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 2 OF 2

MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                            FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                PHOENIX EXECUTIVE BENEFIT VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                   ASSUMING GUARANTEED CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
------------------------------------------------------------------------------------------------------------------------------------
        1      1,000      1,050        569        619    100,000        613        663    100,000        657        707    100,000
        2      1,000      2,153      1,116      1,149    100,000      1,239      1,272    100,000      1,367      1,400    100,000
        3      1,000      3,310      1,638      1,655    100,000      1,875      1,892    100,000      2,134      2,150    100,000
        4      1,000      4,526      2,134      2,134    100,000      2,521      2,521    100,000      2,961      2,961    100,000
        5      1,000      5,802      2,601      2,601    100,000      3,175      3,175    100,000      3,852      3,852    100,000

        6      1,000      7,142      3,040      3,040    100,000      3,834      3,834    100,000      4,811      4,811    100,000
        7      1,000      8,549      3,445      3,445    100,000      4,495      4,495    100,000      5,843      5,843    100,000
        8      1,000     10,027      3,848      3,848    100,000      5,191      5,191    100,000      6,988      6,988    100,000
        9      1,000     11,578      4,215      4,215    100,000      5,888      5,888    100,000      8,222      8,222    100,000
       10      1,000     13,207      4,546      4,546    100,000      6,585      6,585    100,000      9,555      9,555    100,000

       11      1,000     14,917      4,839      4,839    100,000      7,279      7,279    100,000     10,993     10,993    100,000
       12      1,000     16,713      5,092      5,092    100,000      7,970      7,970    100,000     12,547     12,547    100,000
       13      1,000     18,599      5,305      5,305    100,000      8,656      8,656    100,000     14,229     14,229    100,000
       14      1,000     20,579      5,475      5,475    100,000      9,333      9,333    100,000     16,052     16,052    100,000
       15      1,000     22,657      5,600      5,600    100,000      9,999      9,999    100,000     18,027     18,027    100,000

       16      1,000     24,840      5,676      5,676    100,000     10,651     10,651    100,000     20,172     20,172    100,000
       17      1,000     27,132      5,696      5,696    100,000     11,280     11,280    100,000     22,497     22,497    100,000
       18      1,000     29,539      5,654      5,654    100,000     11,879     11,879    100,000     25,021     25,021    100,000
       19      1,000     32,066      5,542      5,542    100,000     12,441     12,441    100,000     27,762     27,762    100,000
       20      1,000     34,719      5,352      5,352    100,000     12,954     12,954    100,000     30,739     30,739    100,000

     @ 65      1,000     69,761         --         --         --     13,261     13,261    100,000     80,284     80,284    137,584

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 29.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 1 OF 2

FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                          FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                PHOENIX EXECUTIVE BENEFIT VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                    ASSUMING CURRENT CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
------------------------------------------------------------------------------------------------------------------------------------
        1      1,000      1,050        787        837    100,000        838        888    100,000        889        939    100,000
        2      1,000      2,153      1,559      1,592    100,000      1,710      1,743    100,000      1,867      1,901    100,000
        3      1,000      3,310      2,314      2,331    100,000      2,616      2,633    100,000      2,943      2,960    100,000
        4      1,000      4,526      3,053      3,053    100,000      3,558      3,558    100,000      4,126      4,126    100,000
        5      1,000      5,802      3,774      3,774    100,000      4,534      4,534    100,000      5,426      5,426    100,000

        6      1,000      7,142      4,476      4,476    100,000      5,547      5,547    100,000      6,855      6,855    100,000
        7      1,000      8,549      5,158      5,158    100,000      6,597      6,597    100,000      8,426      8,426    100,000
        8      1,000     10,027      5,870      5,870    100,000      7,737      7,737    100,000     10,208     10,208    100,000
        9      1,000     11,578      6,561      6,561    100,000      8,919      8,919    100,000     12,169     12,169    100,000
       10      1,000     13,207      7,233      7,233    100,000     10,147     10,147    100,000     14,330     14,330    100,000

       11      1,000     14,917      7,926      7,926    100,000     11,467     11,467    100,000     16,764     16,764    100,000
       12      1,000     16,713      8,602      8,602    100,000     12,842     12,842    100,000     19,453     19,453    100,000
       13      1,000     18,599      9,261      9,261    100,000     14,274     14,274    100,000     22,426     22,426    100,000
       14      1,000     20,579      9,903      9,903    100,000     15,767     15,767    100,000     25,713     25,713    100,000
       15      1,000     22,657     10,527     10,527    100,000     17,324     17,324    100,000     29,350     29,350    100,000

       16      1,000     24,840     11,133     11,133    100,000     18,946     18,946    100,000     33,373     33,373    100,000
       17      1,000     27,132     11,720     11,720    100,000     20,635     20,635    100,000     37,822     37,822    106,770
       18      1,000     29,539     12,287     12,287    100,000     22,396     22,396    100,000     42,728     42,728    117,079
       19      1,000     32,066     12,833     12,833    100,000     24,230     24,230    100,000     48,134     48,134    128,050
       20      1,000     34,719     13,356     13,356    100,000     26,140     26,140    100,000     54,090     54,090    139,743

     @ 65      1,000     69,761     17,049     17,049    100,000     50,268     50,268    100,000    159,003    159,003    309,188

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 36.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 2 OF 2

FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                          FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                PHOENIX EXECUTIVE BENEFIT VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 1
                                                   ASSUMING GUARANTEED CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
------------------------------------------------------------------------------------------------------------------------------------
        1      1,000      1,050        614        664    100,000        659        709    100,000        705        755    100,000
        2      1,000      2,153      1,207      1,241    100,000      1,336      1,369    100,000      1,470      1,503    100,000
        3      1,000      3,310      1,777      1,794    100,000      2,028      2,044    100,000      2,300      2,317    100,000
        4      1,000      4,526      2,323      2,323    100,000      2,734      2,734    100,000      3,199      3,199    100,000
        5      1,000      5,802      2,843      2,843    100,000      3,453      3,453    100,000      4,172      4,172    100,000

        6      1,000      7,142      3,334      3,334    100,000      4,183      4,183    100,000      5,225      5,225    100,000
        7      1,000      8,549      3,797      3,797    100,000      4,923      4,923    100,000      6,364      6,364    100,000
        8      1,000     10,027      4,260      4,260    100,000      5,705      5,705    100,000      7,631      7,631    100,000
        9      1,000     11,578      4,694      4,694    100,000      6,499      6,499    100,000      9,008      9,008    100,000
       10      1,000     13,207      5,100      5,100    100,000      7,306      7,306    100,000     10,505     10,505    100,000

       11      1,000     14,917      5,478      5,478    100,000      8,127      8,127    100,000     12,135     12,135    100,000
       12      1,000     16,713      5,827      5,827    100,000      8,961      8,961    100,000     13,913     13,913    100,000
       13      1,000     18,599      6,147      6,147    100,000      9,809      9,809    100,000     15,853     15,853    100,000
       14      1,000     20,579      6,437      6,437    100,000     10,670     10,670    100,000     17,972     17,972    100,000
       15      1,000     22,657      6,695      6,695    100,000     11,542     11,542    100,000     20,287     20,287    100,000

       16      1,000     24,840      6,919      6,919    100,000     12,425     12,425    100,000     22,819     22,819    100,000
       17      1,000     27,132      7,108      7,108    100,000     13,316     13,316    100,000     25,590     25,590    100,000
       18      1,000     29,539      7,258      7,258    100,000     14,215     14,215    100,000     28,624     28,624    100,000
       19      1,000     32,066      7,365      7,365    100,000     15,116     15,116    100,000     31,948     31,948    100,000
       20      1,000     34,719      7,429      7,429    100,000     16,019     16,019    100,000     35,595     35,595    100,000

     @ 65      1,000     69,761      5,352      5,352    100,000     25,073     25,073    100,000     95,884     95,884    186,451

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 36.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 1 OF 2

MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                            FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                PHOENIX EXECUTIVE BENEFIT VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                   ASSUMING CURRENT CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
------------------------------------------------------------------------------------------------------------------------------------
        1      1,000      1,050        759        809    100,759        809        859    100,809        859        909    100,859
        2      1,000      2,153      1,504      1,537    101,504      1,651      1,684    101,652      1,805      1,838    101,805
        3      1,000      3,310      2,234      2,251    102,234      2,528      2,544    102,528      2,846      2,863    102,846
        4      1,000      4,526      2,949      2,949    102,949      3,439      3,439    103,439      3,991      3,991    103,992
        5      1,000      5,802      3,647      3,647    103,647      4,385      4,385    104,386      5,251      5,251    105,251

        6      1,000      7,142      4,328      4,328    104,328      5,367      5,367    105,367      6,635      6,635    106,636
        7      1,000      8,549      4,989      4,989    104,990      6,384      6,384    106,384      8,155      8,155    108,156
        8      1,000     10,027      5,679      5,679    105,680      7,487      7,487    107,487      9,879      9,879    109,879
        9      1,000     11,578      6,346      6,346    106,346      8,626      8,626    108,627     11,769     11,769    111,770
       10      1,000     13,207      6,986      6,986    106,987      9,801      9,801    109,801     13,841     13,841    113,842

       11      1,000     14,917      7,649      7,649    107,649     11,066     11,066    111,067     16,178     16,178    116,178
       12      1,000     16,713      8,286      8,286    108,287     12,374     12,374    112,374     18,747     18,747    118,747
       13      1,000     18,599      8,897      8,897    108,897     13,724     13,724    113,724     21,571     21,571    121,571
       14      1,000     20,579      9,480      9,480    109,480     15,117     15,117    115,118     24,676     24,676    124,676
       15      1,000     22,657     10,033     10,033    110,033     16,553     16,553    116,553     28,090     28,090    128,091

       16      1,000     24,840     10,555     10,555    110,556     18,033     18,033    118,033     31,846     31,846    131,846
       17      1,000     27,132     11,046     11,046    111,046     19,556     19,556    119,557     35,977     35,977    135,977
       18      1,000     29,539     11,502     11,502    111,502     21,122     21,122    121,123     40,520     40,520    140,521
       19      1,000     32,066     11,921     11,921    111,922     22,731     22,731    122,732     45,519     45,519    145,519
       20      1,000     34,719     12,302     12,302    112,303     24,382     24,382    124,382     51,017     51,017    151,018

     @ 65      1,000     69,761     13,118     13,118    113,118     42,531     42,531    142,532    147,388    147,388    252,580

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 28.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 2 OF 2

MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                            FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                PHOENIX EXECUTIVE BENEFIT VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                  ASSUMING GUARANTEED CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
------------------------------------------------------------------------------------------------------------------------------------
        1      1,000      1,050        568        618    100,568        611        661    100,612        655        705    100,655
        2      1,000      2,153      1,111      1,145    101,112      1,234      1,267    101,234      1,362      1,395    101,362
        3      1,000      3,310      1,629      1,646    101,630      1,865      1,882    101,866      2,122      2,139    102,123
        4      1,000      4,526      2,119      2,119    102,120      2,504      2,504    102,505      2,940      2,940    102,941
        5      1,000      5,802      2,580      2,580    102,580      3,147      3,147    103,148      3,818      3,818    103,818

        6      1,000      7,142      3,008      3,008    103,009      3,793      3,793    103,794      4,759      4,759    104,759
        7      1,000      8,549      3,402      3,402    103,403      4,438      4,438    104,438      5,765      5,765    105,766
        8      1,000     10,027      3,791      3,791    103,792      5,112      5,112    105,112      6,877      6,877    106,877
        9      1,000     11,578      4,142      4,142    104,143      5,782      5,782    105,782      8,067      8,067    108,068
       10      1,000     13,207      4,455      4,455    104,455      6,446      6,446    106,446      9,343      9,343    109,344

       11      1,000     14,917      4,726      4,726    104,727      7,100      7,100    107,101     10,709     10,709    110,709
       12      1,000     16,713      4,956      4,956    104,956      7,744      7,744    107,744     12,172     12,172    112,172
       13      1,000     18,599      5,141      5,141    105,142      8,372      8,372    108,372     13,739     13,739    113,740
       14      1,000     20,579      5,281      5,281    105,282      8,983      8,983    108,983     15,419     15,419    115,420
       15      1,000     22,657      5,373      5,373    105,373      9,571      9,571    109,571     17,218     17,218    117,218

       16      1,000     24,840      5,412      5,412    105,413     10,131     10,131    110,132     19,143     19,143    119,144
       17      1,000     27,132      5,393      5,393    105,394     10,654     10,654    110,654     21,200     21,200    121,200
       18      1,000     29,539      5,309      5,309    105,309     11,130     11,130    111,131     23,392     23,392    123,392
       19      1,000     32,066      5,152      5,152    105,153     11,550     11,550    111,550     25,725     25,725    125,725
       20      1,000     34,719      4,914      4,914    104,914     11,899     11,899    111,899     28,201     28,201    128,201

     @ 65      1,000     69,761         --         --         --      8,925      8,925    108,926     62,611     62,611    162,612

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 28.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 1 OF 2

FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                          FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                PHOENIX EXECUTIVE BENEFIT VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                   ASSUMING CURRENT CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
------------------------------------------------------------------------------------------------------------------------------------
        1      1,000      1,050        787       837     100,787        838        888    100,838        889        939    100,889
        2      1,000      2,153      1,558     1,591     101,558      1,709      1,742    101,709      1,866      1,899    101,866
        3      1,000      3,310      2,311     2,328     102,312      2,613      2,629    102,613      2,939      2,956    102,940
        4      1,000      4,526      3,048     3,048     103,048      3,551      3,551    103,552      4,119      4,119    104,119
        5      1,000      5,802      3,766     3,766     103,766      4,524      4,524    104,525      5,414      5,414    105,414

        6      1,000      7,142      4,464     4,464     104,464      5,532      5,532    105,532      6,835      6,835    106,836
        7      1,000      8,549      5,141     5,141     105,141      6,574      6,574    106,574      8,395      8,395    108,396
        8      1,000     10,027      5,846     5,846     105,846      7,704      7,704    107,705     10,162     10,162    110,163
        9      1,000     11,578      6,530     6,530     106,530      8,874      8,874    108,874     12,103     12,103    112,104
       10      1,000     13,207      7,192     7,192     107,192     10,085     10,085    110,085     14,237     14,237    114,237

       11      1,000     14,917      7,876     7,876     107,877     11,388     11,388    111,389     16,641     16,641    116,642
       12      1,000     16,713      8,541     8,541     108,542     12,743     12,743    112,743     19,293     19,293    119,293
       13      1,000     18,599      9,188     9,188     109,189     14,151     14,151    114,152     22,217     22,217    122,218
       14      1,000     20,579      9,816     9,816     109,816     15,615     15,615    115,615     25,443     25,443    125,444
       15      1,000     22,657     10,424    10,424     110,425     17,136     17,136    117,136     29,003     29,003    129,004

       16      1,000     24,840     11,012    11,012     111,012     18,715     18,715    118,716     32,931     32,931    132,932
       17      1,000     27,132     11,578    11,578     111,578     20,355     20,355    120,356     37,265     37,265    137,266
       18      1,000     29,539     12,122    12,122     112,122     22,057     22,057    122,057     42,048     42,048    142,048
       19      1,000     32,066     12,641    12,641     112,641     23,820     23,820    123,821     47,324     47,324    147,324
       20      1,000     34,719     13,134    13,134     113,134     25,647     25,647    125,648     53,145     53,145    153,145

     @ 65      1,000     69,761     16,242    16,242     116,242     47,596     47,596    147,596    156,326    156,326    303,982


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 35.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 2 OF 2

FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                          FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                PHOENIX EXECUTIVE BENEFIT VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 2
                                                  ASSUMING GUARANTEED CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
------------------------------------------------------------------------------------------------------------------------------------
        1      1,000      1,050        613        663    100,614        658        708    100,659        703        753    100,704
        2      1,000      2,153      1,204      1,237    101,204      1,332      1,365    101,332      1,466      1,499    101,466
        3      1,000      3,310      1,770      1,787    101,771      2,019      2,036    102,020      2,290      2,307    102,291
        4      1,000      4,526      2,311      2,311    102,312      2,720      2,720    102,720      3,182      3,182    103,182
        5      1,000      5,802      2,824      2,824    102,825      3,430      3,430    103,430      4,144      4,144    104,144

        6      1,000      7,142      3,308      3,308    103,308      4,149      4,149    104,149      5,180      5,180    105,181
        7      1,000      8,549      3,760      3,760    103,761      4,874      4,874    104,874      6,298      6,298    106,298
        8      1,000     10,027      4,211      4,211    104,211      5,636      5,636    105,637      7,536      7,536    107,536
        9      1,000     11,578      4,631      4,631    104,632      6,407      6,407    106,408      8,874      8,874    108,875
       10      1,000     13,207      5,021      5,021    105,022      7,186      7,186    107,187     10,323     10,323    110,323

       11      1,000     14,917      5,380      5,380    105,380      7,972      7,972    107,972     11,890     11,890    111,891
       12      1,000     16,713      5,708      5,708    105,708      8,765      8,765    108,765     13,590     13,590    113,590
       13      1,000     18,599      6,005      6,005    106,005      9,565      9,565    109,565     15,433     15,433    115,433
       14      1,000     20,579      6,268      6,268    106,269     10,368     10,368    110,369     17,431     17,431    117,431
       15      1,000     22,657      6,497      6,497    106,498     11,174     11,174    111,174     19,597     19,597    119,598

       16      1,000     24,840      6,689      6,689    106,690     11,978     11,978    111,979     21,946     21,946    121,946
       17      1,000     27,132      6,843      6,843    106,844     12,779     12,779    112,780     24,492     24,492    124,492
       18      1,000     29,539      6,955      6,955    106,956     13,573     13,573    113,574     27,252     27,252    127,252
       19      1,000     32,066      7,021      7,021    107,021     14,354     14,354    114,354     30,240     30,240    130,241
       20      1,000     34,719      7,040      7,040    107,040     15,118     15,118    115,119     33,480     33,480    133,480

     @ 65      1,000     69,761      4,400      4,400    104,400     21,285     21,285    121,286     86,093     86,093    186,094


Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 35.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 1 OF 2

MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                            FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                PHOENIX EXECUTIVE BENEFIT VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 3
                                                   ASSUMING CURRENT CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
------------------------------------------------------------------------------------------------------------------------------------
        1      1,000      1,050        759        809    101,000        809        859    101,000        859        909    101,000
        2      1,000      2,153      1,503      1,537    102,000      1,651      1,684    102,000      1,804      1,838    102,000
        3      1,000      3,310      2,233      2,250    103,000      2,527      2,544    103,000      2,845      2,862    103,000
        4      1,000      4,526      2,947      2,947    104,000      3,437      3,437    104,000      3,990      3,990    104,000
        5      1,000      5,802      3,644      3,644    105,000      4,383      4,383    105,000      5,250      5,250    105,000

        6      1,000      7,142      4,323      4,323    106,000      5,364      5,364    106,000      6,635      6,635    106,000
        7      1,000      8,549      4,982      4,982    107,000      6,380      6,380    107,000      8,156      8,156    107,000
        8      1,000     10,027      5,670      5,670    108,000      7,482      7,482    108,000      9,881      9,881    108,000
        9      1,000     11,578      6,333      6,333    109,000      8,621      8,621    109,000     11,775     11,775    109,000
       10      1,000     13,207      6,968      6,968    110,000      9,794      9,794    110,000     13,854     13,854    110,000

       11      1,000     14,917      7,627      7,627    111,000     11,059     11,059    111,000     16,198     16,198    111,000
       12      1,000     16,713      8,259      8,259    112,000     12,367     12,367    112,000     18,779     18,779    112,000
       13      1,000     18,599      8,863      8,863    113,000     13,717     13,717    113,000     21,621     21,621    113,000
       14      1,000     20,579      9,437      9,437    114,000     15,112     15,112    114,000     24,751     24,751    114,000
       15      1,000     22,657      9,980      9,980    115,000     16,550     16,550    115,000     28,201     28,201    115,000

       16      1,000     24,840     10,491     10,491    116,000     18,034     18,034    116,000     32,006     32,006    116,000
       17      1,000     27,132     10,966     10,966    117,000     19,564     19,564    117,000     36,204     36,204    117,000
       18      1,000     29,539     11,405     11,405    118,000     21,139     21,139    118,000     40,837     40,837    118,000
       19      1,000     32,066     11,803     11,803    119,000     22,760     22,760    119,000     45,956     45,956    119,000
       20      1,000     34,719     12,158     12,158    120,000     24,428     24,428    120,000     51,613     51,613    120,000

     @ 65      1,000     69,761     12,186     12,186    130,000     43,312     43,312    130,000    150,846    150,846    258,507

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 26.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 2 OF 2

MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                            FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                PHOENIX EXECUTIVE BENEFIT VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 3
                                                  ASSUMING GUARANTEED CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
------------------------------------------------------------------------------------------------------------------------------------
        1      1,000      1,050        567        617    101,000        611        661    101,000        654        704    101,000
        2      1,000      2,153      1,109      1,143    102,000      1,232      1,265    102,000      1,360      1,393    102,000
        3      1,000      3,310      1,624      1,641    103,000      1,861      1,878    103,000      2,118      2,135    103,000
        4      1,000      4,526      2,110      2,110    104,000      2,496      2,496    104,000      2,933      2,933    104,000
        5      1,000      5,802      2,565      2,565    105,000      3,134      3,134    105,000      3,806      3,806    105,000

        6      1,000      7,142      2,985      2,985    106,000      3,773      3,773    106,000      4,742      4,742    106,000
        7      1,000      8,549      3,369      3,369    107,000      4,408      4,408    107,000      5,742      5,742    107,000
        8      1,000     10,027      3,744      3,744    108,000      5,071      5,071    108,000      6,847      6,847    108,000
        9      1,000     11,578      4,079      4,079    109,000      5,727      5,727    109,000      8,030      8,030    109,000
       10      1,000     13,207      4,371      4,371    110,000      6,374      6,374    110,000      9,298      9,298    110,000

       11      1,000     14,917      4,616      4,616    111,000      7,008      7,008    111,000     10,656     10,656    111,000
       12      1,000     16,713      4,815      4,815    112,000      7,626      7,626    112,000     12,113     12,113    112,000
       13      1,000     18,599      4,963      4,963    113,000      8,224      8,224    113,000     13,677     13,677    113,000
       14      1,000     20,579      5,058      5,058    114,000      8,800      8,800    114,000     15,356     15,356    114,000
       15      1,000     22,657      5,096      5,096    115,000      9,346      9,346    115,000     17,159     17,159    115,000

       16      1,000     24,840      5,071      5,071    116,000      9,856      9,856    116,000     19,096     19,096    116,000
       17      1,000     27,132      4,976      4,976    117,000     10,320     10,320    117,000     21,175     21,175    117,000
       18      1,000     29,539      4,800      4,800    118,000     10,726     10,726    118,000     23,404     23,404    118,000
       19      1,000     32,066      4,533      4,533    119,000     11,061     11,061    119,000     25,792     25,792    119,000
       20      1,000     34,719      4,163      4,163    120,000     11,309     11,309    120,000     28,350     28,350    120,000

     @ 65      1,000     69,761         --         --         --      5,047      5,047    130,000     68,061     68,061    130,000

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 26.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 1 OF 2

FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                          FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                PHOENIX EXECUTIVE BENEFIT VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 3
                                                   ASSUMING CURRENT CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
------------------------------------------------------------------------------------------------------------------------------------
        1      1,000      1,050        787        837    101,000        838        888    101,000        888        938    101,000
        2      1,000      2,153      1,557      1,591    102,000      1,708      1,742    102,000      1,865      1,899    102,000
        3      1,000      3,310      2,311      2,327    103,000      2,612      2,629    103,000      2,939      2,956    103,000
        4      1,000      4,526      3,047      3,047    104,000      3,551      3,551    104,000      4,118      4,118    104,000
        5      1,000      5,802      3,763      3,763    105,000      4,523      4,523    105,000      5,414      5,414    105,000

        6      1,000      7,142      4,460      4,460    106,000      5,530      5,530    106,000      6,836      6,836    106,000
        7      1,000      8,549      5,136      5,136    107,000      6,572      6,572    107,000      8,397      8,397    107,000
        8      1,000     10,027      5,839      5,839    108,000      7,701      7,701    108,000     10,166     10,166    108,000
        9      1,000     11,578      6,519      6,519    109,000      8,870      8,870    109,000     12,111     12,111    109,000
       10      1,000     13,207      7,178      7,178    110,000     10,081     10,081    110,000     14,250     14,250    110,000

       11      1,000     14,917      7,859      7,859    111,000     11,385     11,385    111,000     16,662     16,662    111,000
       12      1,000     16,713      8,520      8,520    112,000     12,740     12,740    112,000     19,324     19,324    112,000
       13      1,000     18,599      9,162      9,162    113,000     14,149     14,149    113,000     22,264     22,264    113,000
       14      1,000     20,579      9,784      9,784    114,000     15,614     15,614    114,000     25,512     25,512    114,000
       15      1,000     22,657     10,386     10,386    115,000     17,139     17,139    115,000     29,101     29,101    115,000

       16      1,000     24,840     10,966     10,966    116,000     18,722     18,722    116,000     33,067     33,067    116,000
       17      1,000     27,132     11,523     11,523    117,000     20,368     20,368    117,000     37,453     37,453    117,000
       18      1,000     29,539     12,056     12,056    118,000     22,078     22,078    118,000     42,303     42,303    118,000
       19      1,000     32,066     12,562     12,562    119,000     23,853     23,853    119,000     47,663     47,663    126,798
       20      1,000     34,719     13,039     13,039    120,000     25,694     25,694    120,000     53,570     53,570    138,402

     @ 65      1,000     69,761     15,751     15,751    130,000     48,240     48,240    130,000    157,633    157,633    306,524

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                        PHOENIX LIFE AND ANNUITY COMPANY                                                                 PAGE 2 OF 2

FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                          FACE AMOUNT: $100,000
                                                                                                      INITIAL ANNUAL PREMIUM: $1,000

                PHOENIX EXECUTIVE BENEFIT VUL--A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY OPTION 3
                                                  ASSUMING GUARANTEED CHARGES

                                               CASH                              CASH                           CASH
            ASSUMED     PREMIUM    ACCOUNT   SURRENDER    DEATH     ACCOUNT    SURRENDER  DEATH     ACCOUNT   SURRENDER     DEATH
            PREMIUM      ACCUM.      VALUE     VALUE     BENEFIT     VALUE      VALUE     BENEFIT    VALUE      VALUE      BENEFIT
    YEAR    PAYMENTS     @5.0%       @0%        @0%       @0%         @6%        @6%       @6%        @12%       @12%       @12%
------------------------------------------------------------------------------------------------------------------------------------
        1      1,000      1,050        613        663    101,000        658        708    101,000        703        753    101,000
        2      1,000      2,153      1,202      1,236    102,000      1,330      1,364    102,000      1,464      1,498    102,000
        3      1,000      3,310      1,767      1,784    103,000      2,016      2,033    103,000      2,288      2,304    103,000
        4      1,000      4,526      2,305      2,305    104,000      2,714      2,714    104,000      3,177      3,177    104,000
        5      1,000      5,802      2,814      2,814    105,000      3,421      3,421    105,000      4,136      4,136    105,000

        6      1,000      7,142      3,291      3,291    106,000      4,135      4,135    106,000      5,170      5,170    106,000
        7      1,000      8,549      3,736      3,736    107,000      4,854      4,854    107,000      6,284      6,284    107,000
        8      1,000     10,027      4,177      4,177    108,000      5,609      5,609    108,000      7,519      7,519    108,000
        9      1,000     11,578      4,586      4,586    109,000      6,371      6,371    109,000      8,854      8,854    109,000
       10      1,000     13,207      4,961      4,961    110,000      7,138      7,138    110,000     10,301     10,301    110,000

       11      1,000     14,917      5,302      5,302    111,000      7,911      7,911    111,000     11,868     11,868    111,000
       12      1,000     16,713      5,608      5,608    112,000      8,689      8,689    112,000     13,570     13,570    112,000
       13      1,000     18,599      5,880      5,880    113,000      9,472      9,472    113,000     15,419     15,419    113,000
       14      1,000     20,579      6,114      6,114    114,000     10,255     10,255    114,000     17,429     17,429    114,000
       15      1,000     22,657      6,308      6,308    115,000     11,038     11,038    115,000     19,614     19,614    115,000

       16      1,000     24,840      6,458      6,458    116,000     11,816     11,816    116,000     21,991     21,991    116,000
       17      1,000     27,132      6,564      6,564    117,000     12,587     12,587    117,000     24,579     24,579    117,000
       18      1,000     29,539      6,620      6,620    118,000     13,346     13,346    118,000     27,397     27,397    118,000
       19      1,000     32,066      6,619      6,619    119,000     14,087     14,087    119,000     30,467     30,467    119,000
       20      1,000     34,719      6,561      6,561    120,000     14,806     14,806    120,000     33,815     33,815    120,000

     @ 65      1,000     69,761      2,154      2,154    130,000     19,976     19,976    130,000     90,423     90,423    175,832

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.00% (includes average fund operating expenses of 0.30% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.